                                                                     EXHIBIT 4.1

                         MISSION RESOURCES CORPORATION

                                     each

                             SUBSIDIARY GUARANTOR

                                 Named Herein

                                      and

                             THE BANK OF NEW YORK

                                    Trustee
                               ________________

                                   INDENTURE

                           Dated as of May 29, 2001
                               ________________

                                 $125,000,000
                10% Senior Subordinated Notes due 2007 Series B

                                      and

                                 $225,000,000
                10% Senior Subordinated Notes due 2007 Series C

                               TABLE OF CONTENTS

                                                                                                         Page
ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................................   2
-----------------------------------------------------------------
  1.1   DEFINITIONS......................................................................................   2
  ---   -----------
  1.2   OTHER DEFINITIONS................................................................................  24
  ---   -----------------
  1.3   INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT................................................  25
  ---   -------------------------------------------------
  1.4   RULES OF CONSTRUCTION............................................................................  25
  ---   ---------------------
  1.5   ONE CLASS OF SECURITIES..........................................................................  26
  ---   -----------------------

ARTICLE 2 [RESERVED].....................................................................................  26
-------------------

ARTICLE 3 THE SECURITIES.................................................................................  26
------------------------
  3.1   TITLE AND TERMS; FORM AND DATING.................................................................  26
  ---   --------------------------------
  3.2   DENOMINATIONS....................................................................................  28
  ---   -------------
  3.3   EXECUTION AND AUTHENTICATION.....................................................................  28
  ---   ----------------------------
  3.3.1 SECURITY REGISTRAR AND PAYING AGENT..............................................................  30
  ----- -----------------------------------
  3.4   PERSONS DEEMED OWNERS AND HOLDERS LISTS..........................................................  30
  ---   ---------------------------------------
  3.5   TRANSFER AND EXCHANGE............................................................................  31
  ---   ---------------------
  3.6   REPLACEMENT SECURITIES...........................................................................  44
  ---   ----------------------
  3.7   OUTSTANDING SECURITIES...........................................................................  45
  ---   ----------------------
  3.8   TREASURY SECURITIES..............................................................................  45
  ---   -------------------
  3.9   TEMPORARY SECURITIES.............................................................................  45
  ---   --------------------
  3.10  CANCELLATION.....................................................................................  46
  ----  ------------
  3.11  DEFAULTED INTEREST...............................................................................  46
  ----  ------------------
  3.12  CUSIP NUMBERS....................................................................................  47
  ----  -------------
  3.13  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY........................................................  47
  ----  -----------------------------------------
  3.14  COMPUTATION OF INTEREST..........................................................................  48
  ----  -----------------------

ARTICLE 4 SATISFACTION AND DISCHARGE.....................................................................  48
------------------------------------
  4.1   SATISFACTION AND DISCHARGE OF INDENTURE..........................................................  48
  ---   ---------------------------------------
  4.2   APPLICATION OF TRUST MONEY.......................................................................  50
  ---   --------------------------

ARTICLE 5 REMEDIES.......................................................................................  50
------------------
  5.1   EVENTS OF DEFAULT................................................................................  50
  ---   -----------------
  5.2   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT...............................................  52
  ---   --------------------------------------------------
  5.3   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE..................................  53
  ---   ---------------------------------------------------------------
  5.4   TRUSTEE MAY FILE PROOFS OF CLAIM.................................................................  54
  ---   --------------------------------
  5.5   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES......................................  55
  ---   -----------------------------------------------------------
  5.6   APPLICATION OF MONEY COLLECTED...................................................................  55
  ---   ------------------------------
  5.7   LIMITATION ON SUITS..............................................................................  55
  ---   -------------------
  5.8   UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE Payment................................................  56
  ---   -------------------------------------------------
  5.9   RESTORATION OF RIGHTS AND REMEDIES...............................................................  56
  ---   ----------------------------------

  5.10  RIGHTS AND REMEDIES CUMULATIVE..................................................................   56
  ----  ------------------------------
  5.11  DELAY OR OMISSION NOT WAIVER....................................................................   56
  ----  ----------------------------
  5.12  CONTROL BY HOLDERS..............................................................................   57
  ----  ------------------
  5.13  WAIVER OF PAST DEFAULTS.........................................................................   57
  ----  -----------------------
  5.14  WAIVER OF STAY..................................................................................   57
  ----  --------------

ARTICLE 6 THE TRUSTEE...................................................................................   58
---------------------
  6.1   DUTIES OF TRUSTEE...............................................................................   58
  ---   -----------------
  6.2   CERTAIN RIGHTS OF TRUSTEE.......................................................................   59
  ---   -------------------------
  6.3   TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES..................................   60
  ---   --------------------------------------------------------------
  6.4   MAY HOLD SECURITIES.............................................................................   60
  ---   -------------------
  6.5   MONEY HELD IN TRUST.............................................................................   60
  ---   -------------------
  6.6   COMPENSATION AND REIMBURSEMENT..................................................................   61
  ---   ------------------------------
  6.7   CORPORATE TRUSTEE REQUIRED: ELIGIBILITY.........................................................   61
  ---   ---------------------------------------
  6.8   CONFLICTING INTERESTS...........................................................................   62
  ---   ---------------------
  6.9   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...............................................   62
  ---   -------------------------------------------------
  6.10  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..........................................................   63
  ----  --------------------------------------
  6.11  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.....................................   63
  ----  -----------------------------------------------------------
  6.12  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...............................................   64
  ----  -------------------------------------------------
  6.13  NOTICE OF DEFAULTS..............................................................................   64
  ----  ------------------

ARTICLE 7 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.............................................   64
-----------------------------------------------------------
  7.1   HOLDERS' LISTS; HOLDER COMMUNICATIONS; DISCLOSURES RESPECTING HOLDERS...........................   64
  ---   ---------------------------------------------------------------------
  7.2   REPORTS BY TRUSTEE..............................................................................   65
  ---   ------------------
  7.3   REPORTS BY COMPANY..............................................................................   65
  ---   ------------------

ARTICLE 8 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OF OR LEASE.......................................   66
-----------------------------------------------------------------
  8.1   COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS............................................   66
  ---   ----------------------------------------------------
  8.2   SUCCESSOR SUBSTITUTED...........................................................................   67
  ---   ---------------------

ARTICLE 9 SUPPLEMENTAL INDENTURES.......................................................................   68
---------------------------------
  9.1   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..............................................   68
  ---   --------------------------------------------------
  9.2   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.................................................   69
  ---   -----------------------------------------------
  9.3   EXECUTION OF SUPPLEMENTAL INDENTURES............................................................   70
  ---   ------------------------------------
  9.4   EFFECT OF SUPPLEMENTAL INDENTURES...............................................................   70
  ---   ---------------------------------
  9.5   CONFORMITY WITH TRUST INDENTURE ACT.............................................................   70
  ---   -----------------------------------
  9.6   REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES..............................................   70
  ---   --------------------------------------------------
  9.7   NOTICE OF SUPPLEMENTAL INDENTURES AND WAIVERS...................................................   70
  ---   ---------------------------------------------

  9.8   EFFECT ON SENIOR INDEBTEDNESS...................................................................   71
  ---   -----------------------------

ARTICLE 10 COVENANTS....................................................................................   71
--------------------
  10.1  PAYMENT OF securities...........................................................................   71
  ----  ---------------------
  10.2  MAINTENANCE OF OFFICE OR AGENCY.................................................................   71
  ----  -------------------------------
  10.3  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.................................................   71
  ----  -----------------------------------------------
  10.4  CORPORATE EXISTENCE.............................................................................   73
  ----  -------------------
  10.5  PAYMENT OF TAXES AND OTHER CLAIMS...............................................................   73
  ----  ---------------------------------
  10.6  MAINTENANCE OF PROPERTIES.......................................................................   73
  ----  -------------------------
  10.7  INSURANCE.......................................................................................   73
  ----  ---------
  10.8  STATEMENT BY OFFICER AS TO DEFAULT..............................................................   74
  ----  ----------------------------------
  10.9  PROVISION OF FINANCIAL INFORMATION..............................................................   74
  ----  ----------------------------------
  10.10 LIMITATION ON RESTRICTED PAYMENTS...............................................................   75
  ----- ---------------------------------
  10.11 LIMITATION ON OTHER SENIOR SUBORDINATED INDEBTEDNESS............................................   78
  ----- ----------------------------------------------------
  10.12 INCURRENCE OF INDEBTEDNESS......................................................................   79
  ----- --------------------------
  10.13 LIMITATION ON GUARANTEES OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES.............................   79
  ----- -------------------------------------------------------------------
  10.14 LIMITATION ON ISSUANCE AND SALE OF CAPITAL STOCK BY RESTRICTED SUBSIDIARIES.....................   80
  ----- ---------------------------------------------------------------------------
  10.15 LIMITATION ON LIENS.............................................................................   80
  ----- -------------------
  10.16 PURCHASE OF SECURITIES UPON CHANGE OF CONTROL...................................................   80
  ----- ---------------------------------------------
  10.17 DISPOSITION OF PROCEEDS OF ASSET SALES..........................................................   82
  ----- --------------------------------------
  10.18 LIMITATION ON TRANSACTIONS WITH AFFILIATES......................................................   85
  ----- ------------------------------------------
  10.19 LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES........   86
  ----- ----------------------------------------------------------------------------------------
  10.20 WAIVER OF CERTAIN COVENANTS.....................................................................   87
  ----- ---------------------------
  10.21 LIMITATION ON RESTRICTIVE COVENANTS.............................................................   87
  ----- -----------------------------------

ARTICLE 11 REDEMPTION OF SECURITIES.....................................................................   87
-----------------------------------
  11.1  RIGHT OF REDEMPTION.............................................................................   87
  -------------------------
  11.2  APPLICABILITY OF ARTICLE........................................................................   87
  ----  ------------------------
  11.3  ELECTION TO REDEEM; NOTICE TO TRUSTEE...........................................................   87
  ----  -------------------------------------
  11.4  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED...............................................   88
  ----  -------------------------------------------------
  11.5  NOTICE OF REDEMPTION............................................................................   88
  ----  --------------------
  11.6  DEPOSIT OF REDEMPTION PRICE.....................................................................   89
  ----  ---------------------------
  11.7  SECURITIES PAYABLE ON REDEMPTION DATE...........................................................   89
  ----  -------------------------------------
  11.8  SECURITIES REDEEMED IN PART.....................................................................   89
  ----  ---------------------------

ARTICLE 12 DEFEASANCE AND DISCHARGE.....................................................................   90
-----------------------------------
  12.1  COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE....................................   90
  ----  ------------------------------------------------------------
  12.2  DEFEASANCE AND DISCHARGE........................................................................   90
  ----  ------------------------
  12.3  COVENANT DEFEASANCE.............................................................................   90
  ----  -------------------
  12.4  CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.................................................   91
  ----  -----------------------------------------------

  12.5  DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS
  ----  ----------------------------------------------------------------------------------------
        PROVISIONS......................................................................................   93
        ----------
  12.6  REINSTATEMENT...................................................................................   93
  ----  -------------

ARTICLE 13 SUBSIDIARY GUARANTEES........................................................................   93
--------------------------------
  13.1  UNCONDITIONAL GUARANTEE.........................................................................   93
  ----  -----------------------
  13.2  SUBSIDIARY GUARANTOR MAY CONSOLIDATE, ETC., ON CERTAIN TERMS....................................   95
  ----  ------------------------------------------------------------
  13.3  RELEASE OF SUBSIDIARY GUARANTORS................................................................   95
  ----  --------------------------------
  13.4  LIMITATION OF SUBSIDIARY GUARANTORS" LIABILITY..................................................   96
  ----  ----------------------------------------------
  13.5  CONTRIBUTION....................................................................................   97
  ----  ------------
  13.6  EXECUTION AND DELIVERY OF NOTATIONS OF SUBSIDIARY GUARANTEES....................................   97
  ----  ------------------------------------------------------------
  13.7  SEVERABILITY....................................................................................   97
  ----  ------------
  13.8  SUBSIDIARY GUARANTEES SUBORDINATED TO GUARANTOR SENIOR INDEBTEDNESS.............................   98
  ----  -------------------------------------------------------------------
  13.9  SUBSIDIARY GUARANTORS NOT TO MAKE PAYMENTS WITH RESPECT TO SUBSIDIARY GUARANTEES IN CERTAIN
  ----  -------------------------------------------------------------------------------------------
        CIRCUMSTANCES...................................................................................   98
        -------------
  13.10 SUBSIDIARY GUARANTEES SUBORDINATED TO PRIOR PAYMENT OF ALL GUARANTOR SENIOR INDEBTEDNESS UPON
  ----- ---------------------------------------------------------------------------------------------
        DISSOLUTION, ETC................................................................................   99
        ----------------
  13.11 HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF GUARANTOR SENIOR INDEBTEDNESS..................  100
  ----- ------------------------------------------------------------------------------
  13.12 OBLIGATIONS OF SUBSIDIARY UNCONDITIONAL.........................................................  101
  ----- ---------------------------------------
  13.13 TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.........................  101
  ----- -----------------------------------------------------------------------
  13.14 APPLICATION BY TRUSTEE OF MONEY DEPOSITED WITH IT...............................................  101
  ----- -------------------------------------------------
  13.15 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF SUBSIDIARY GUARANTORS OR HOLDERS OF
  ----- ---------------------------------------------------------------------------------------------
        GUARANTOR SENIOR INDEBTEDNESS...................................................................  102
        -----------------------------
  13.16 HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SUBSIDIARY GUARANTEES..................  103
  ----- ------------------------------------------------------------------------------
  13.17 RIGHT OF TRUSTEE TO HOLD GUARANTOR SENIOR INDEBTEDNESS..........................................  103
  ----  ------------------------------------------------------
  13.18 ARTICLE XIII NOT TO PREVENT EVENTS OF DEFAULT...................................................  103
  ----  ---------------------------------------------
  13.19 PAYMENT.........................................................................................  103
  ----- -------

ARTICLE 14 SUBORDINATION OF SECURITIES..................................................................  103
--------------------------------------
  14.1  SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS...................................................  103
  ----  ---------------------------------------------
  14.2  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC..................................................  104
  ----  ----------------------------------------------
  14.3  SUSPENSION OF PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.......................................  105
  ----  ---------------------------------------------------------
  14.4  PAYMENT PERMITTED IF NO DEFAULT.................................................................  106
  ----  -------------------------------
  14.5  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.........................................  106
  ----  -------------------------------------------------------
  14.6  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.....................................................  107
  ----  -------------------------------------------

  14.7  TRUSTEE TO EFFECTUATE SUBORDINATION..............................................................  107
  ----  -----------------------------------
  14.8  NO WAIVER OF SUBORDINATION PROVISION.............................................................  107
  ----  ------------------------------------
  14.9  NOTICE TO TRUSTEE................................................................................  108
  ----  -----------------
  14.10 RELIANCE OF JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT BANK..............................  109
  ----- -------------------------------------------------------------------
  14.11 RIGHTS OF TRUSTEE AS A HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS...........  109
  ----- --------------------------------------------------------------------------------------
  14.12 ARTICLE APPLICABLE TO PAYING AGENTS..............................................................  109
  ----- -----------------------------------
  14.13 NO SUSPENSION OF REMEDIES........................................................................  109
  ----- -------------------------
  14.14 TRUST MONEY NOT SUBORDINATED.....................................................................  109
  ----- ----------------------------
  14.15 Trustee Not Fiduciary for Holders of Senior Indebtedness.........................................  110
  ----- --------------------------------------------------------

ARTICLE 15 MISCELLANEOUS.................................................................................  110
------------------------
  15.1  COMPLIANCE CERTIFICATES AND OPINIONS.............................................................  110
  ----  ------------------------------------
  15.2  FORM OF DOCUMENTS DELIVERED TO TRUSTEE...........................................................  111
  ----  --------------------------------------
  15.3  ACTS OF HOLDERS..................................................................................  111
  ----  ---------------
  15.4  NOTICES, ETC. TO TRUSTEE, COMPANY AND SUBSIDIARY GUARANTORS......................................  112
  ----  -----------------------------------------------------------
  15.5  NOTICE TO HOLDERS; WAIVER........................................................................  112
  ----  -------------------------
  15.6  EFFECT OF HEADINGS AND TABLE OF CONTENTS.........................................................  113
  ----  ----------------------------------------
  15.7  SUCCESSORS AND ASSIGNS...........................................................................  113
  ---   ----------------------
  15.8  SEPARABILITY CLAUSE..............................................................................  113
  ----  -------------------
  15.9  BENEFITS OF INDENTURE............................................................................  113
  ----  ---------------------
  15.10 GOVERNING LAW; TRUST INDENTURE ACT CONTROLS......................................................  114
  ----  --------------------------------------------
  15.11 LEGAL HOLIDAYS...................................................................................  114
  ----- --------------
  15.12 NO RECOURSE AGAINST OTHERS.......................................................................  114
  ----- --------------------------
  15.13 DUPLICATE ORIGINALS..............................................................................  114
  ----- -------------------
  15.14 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS....................................................  115
  ----- ---------------------------------------------

EXHIBITS
--------

A-1   Form of Note
A-2   Form of Note
B     Form of Certificate of Transfer
C     Form of Certificate of Exchange

        Reconciliation and Tie between Trust Indenture Act of 1939 and
                      Indenture, dated as of May 29, 2001


Trust Indenture                                                     Indenture
 Act Section                                                         Section
 -----------                                                         --------
ss.310 (a)(1)    ...........................................              6.7
       (a)(2)    ...........................................              6.7
       (b)       ...........................................      6.7,6.8,6.9
ss.311 (a)       ...........................................             6.12
       (b)       ...........................................             6.12
ss.312           ...........................................              7.1
ss.313           ...........................................              7.2
ss.314 (a)       ...........................................              7.3
       (a)(4)    ...........................................          10.8(i)
       (c)(1)    ...........................................             15.1
       (c)(2)    ...........................................             15.1
       (e)       ...........................................             15.1
ss.315 (a)       ...........................................              6.1
       (b)       ...........................................             6.13
       (c)       ...........................................              6.1
       (d)       ...........................................              6.1
ss.316 (a)(last  ...........................................              1.1
       sentence) ...........................................  ("Outstanding")
       (a)(1)(A) ...........................................         5.2,5.12
       (a)(1)(B) ...........................................             5.13
       (b)       ...........................................              5.8
       (c)       ...........................................         15.3(iv)
ss.317 (a)(1)    ...........................................              5.3
       (a)(2)    ...........................................              5.4
       (b)       ...........................................             10.3
ss.318 (a)       ...........................................        15.10(ii)

     THIS INDENTURE, dated as of May 29, 2001, is among MISSION RESOURCES CORPORATION, a Delaware corporation (hereinafter called the "Company"), the SUBSIDIARY GUARANTORS (as defined hereinafter) and The Bank of New York, a New York banking corporation (hereinafter called the "Trustee").

                                   RECITALS

     The Company has duly authorized the creation of an issue of 10% Senior Subordinated Notes due 2007 Series B and 10% Senior Subordinated Notes due 2007 Series C (herein, as amended or supplemented from time to time in accordance with the terms hereof, of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     The Company owns, directly or indirectly, all of the equity ownership of the outstanding Voting Stock of each initial Subsidiary Guarantor, and each initial Subsidiary Guarantor is a member of the Company's consolidated group of companies that are engaged in related businesses. Each initial Subsidiary Guarantor will derive direct and indirect benefit from the issuance of the Securities; accordingly, each initial Subsidiary Guarantor has authorized its guarantee of the Company's obligations under this Indenture and the Securities, and to provide therefor the initial Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and will, to the extent applicable, be governed by such provisions.

     All things necessary have been done to make the Securities, when issued and executed by the Company and authenticated and delivered by the Trustee as herein provided, the valid obligations of the Company, to make the Subsidiary Guarantees, when the notations thereof on the Securities are executed by the initial Subsidiary Guarantors, the valid obligation of the initial Subsidiary Guarantors and to make this Indenture a valid agreement of the Company, the initial Subsidiary Guarantors and the Trustee, in accordance with their respective terms.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities (together with the related Subsidiary Guarantees) by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities (together with the related Subsidiary Guarantees), as follows:

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     1.1  DEFINITIONS.

     "144A Global Note" means a global Security in the form of Exhibit A-1
                                                               -----------
hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities initially sold in reliance on Rule 144A.

     "1997 Indenture" means the Indenture dated as of April 9, 1997, as amended to the date hereof, among the Company, as issuer, subsidiaries of the Company named in such Indenture as subsidiary guarantors, and The Bank of New York as successor to Bank of Montreal Trust Company, as Trustee, as amended, supplemented, or otherwise modified from time to time.

     "1997 Securities" means the Company's 10 7/8% Senior Subordinated Notes due 2007 issued pursuant to the 1997 Indenture.

     "1997 Securities Issue Date" means April 9, 1997.

     "Acquired Indebtedness" means Indebtedness of a Person (a) assumed in connection with an acquisition of Properties from such Person or (b) outstanding at the time such Person becomes a Subsidiary of any other Person (other than any Indebtedness incurred in connection with, or in contemplation of, such acquisition or such Person becoming such a Subsidiary). Acquired Indebtedness will be deemed to be incurred on the date, of the related acquisition of Properties from any Person or the date the acquired Person becomes a Subsidiary.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 15.3.
------------

     "Additional Series C Securities" means any Exchange Securities issued in exchange for the 1997 Securities.

     "Adjusted Net Assets" of a Subsidiary Guarantor at any date means the amount by which the fair value of the Properties of such Subsidiary Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under its Subsidiary Guarantee, of such Subsidiary Guarantor at such date.

     "Affiliate" of any specified Person means (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person who is a director or executive officer of (a) such specified Person or (b) any Person described in the preceding clause (i). For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control.

     "Agent" means any Security Registrar, Paying Agent, co-registrar, authenticating agent or securities custodian.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

     "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition to any Person other than the Company or any of its Restricted Subsidiaries (including, without limitation, by way of merger or consolidation) (collectively, for purposes of this definition, a "transfer"), directly or indirectly, in one or a series of related transactions, of (i) any Capital Stock of any Restricted Subsidiary held by the Company or any Restricted Subsidiary,
(ii) all or substantially all of the Properties of the Company or any of its Restricted Subsidiaries or (iii) any other Properties of the Company or any of its Restricted Subsidiaries (including Production Payments) other than (a) a disposition of hydrocarbons or other mineral products (other than Production Payments), inventory, accounts receivable, cash, Cash Equivalents or other property in the ordinary course of business, (b) any lease, abandonment, disposition, relinquishment or farm-out of any oil and gas Property in the ordinary course of business, (c) the liquidation of Property received in settlement of debts owing to the Company or any Restricted Subsidiary as a result of foreclosure, perfection or enforcement of any Lien or debt, which debts were owing to the Company or any Restricted Subsidiary in the ordinary course of business of the Company or such Restricted Subsidiary, (d) any transfer of Properties that are governed by, and made in accordance with, the provisions of Article 8 hereof, (e) any transfer of Properties to an
              ---------
Unrestricted Subsidiary or other Person, if permitted under Section 10.10
                                                            -------------
hereof, (f) any Production Payment created, incurred, issued, assumed or guaranteed in connection with the financing of, and within 60 days after, the acquisition of the Property that is subject thereto, where the holder of such interest has recourse solely to such production or proceeds of production, subject to the obligation of the grantor or transferor to operate and maintain, or cause the subject interest to be operated and maintained, in a reasonably prudent manner or other customary standard or subject to the obligation of the grantor or transferor to indemnify for environmental, title or other matters customary in the Oil and Gas Business, or (g) any transfer, in one or a series of related transactions, of Properties having a Fair Market Value of less than $2,000,000.

     "Average Life" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (i) the sum of the products of
(a) the number of years (and any portion thereof) from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund or mandatory redemption payment requirements) of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

     "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any duly authorized committee of such board of directors and, with respect to any Subsidiary, either the board of directors of such Subsidiary or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee, and, with respect to a Subsidiary, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Subsidiary to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Broker-Dealer" has the meaning set forth in the Registration Rights Agreement.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, New York are authorized or obligated by law or executive order to close.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents in the equity interests (however designated) in such Person, and any rights (other than debt securities convertible into an equity interest), warrants or options exercisable for, exchangeable for or convertible into such an equity interest in such Person.

     "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any Property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date will be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Cash Equivalents" means: (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) demand and time deposits and certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's; (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; (v) overnight bank deposits and bankers' acceptances at any commercial bank meeting the qualifications specified in clause (ii) above; (vi) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above but which is organized under the laws of any country in which the Company or any Restricted Subsidiary maintains an office or is engaged in the Oil and Gas Business, provided that (A) all such deposits are required to be made in such accounts in the ordinary course of business, (B) such deposits do not at any one time exceed $5,000,000 in the aggregate and (C) no funds so deposited remain on deposit in such bank for more than 30 days; (vii) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above but which is a lending bank under any of the Company's or any Restricted Subsidiary's credit facilities, provided all such deposits do not exceed $5,000,000 in the aggregate at any one time; and (viii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through (v).

     "Change of Control" means the occurrence of any of the following events:
(i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding Voting Stock of the Company; (ii) the Company is merged with or into or consolidated with another Person and, immediately after giving effect to the merger or consolidation, (a) less than 50% of the total voting power of the outstanding Voting Stock of the surviving or resulting Person is then "beneficially owned" (within the meaning of Rule 13d-3 under the Exchange Act) in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation, and (b) any "person" or "group" (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) has become the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the Voting Stock of the surviving or resulting Person; (iii) the Company, either individually or in conjunction with one or more Restricted Subsidiaries, sells, assigns, conveys, transfers, leases, or otherwise disposes of, or one or more Restricted Subsidiaries sells, assigns, conveys, transfers, leases or otherwise disposes of, all or substantially all of the Properties of the Company and the Restricted Subsidiaries, taken as a whole (either in one transaction or a series of related transactions), including Capital Stock of the Restricted Subsidiaries, to any Person (other than the Company or a Wholly Owned Restricted Subsidiary); (iv) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (v) the liquidation or dissolution of the Company.

     "Clearstream" means Clearstream Banking, S.A.

     "Code" will mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations thereunder issued by the Internal Revenue Service.

     "Commission" or "SEC" means the Securities and Exchange Commission; as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person will have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" will mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

     "Consolidated Fixed Charge Coverage Ratio" means, for any period, the ratio of (i) the sum of Consolidated Net Income, Consolidated Interest Expense, of Consolidated Income Tax Expense and Consolidated Non-cash Charges deducted in computing Consolidated Net Income, in each case, for such period, of the Company and its Restricted Subsidiaries on a consolidated basis, all determined in accordance with GAAP, decreased (to the extent included in determining Consolidated Net Income) by the sum of (a) the amount of deferred revenues that are amortized during such period and are attributable to reserves that are subject to Volumetric Production Payments and (b) amounts recorded in accordance with GAAP as repayments of principal and interest pursuant to Dollar-Denominated Production Payments, to (ii) the sum of such Consolidated Interest Expense for such period; provided, however, that: (a) the Consolidated Fixed Charge Coverage Ratio will be calculated on the assumption that (1) the Indebtedness to be incurred (and all other Indebtedness incurred after the first day of such period of four full fiscal quarters referred to in Section 10.12(a) hereof through and
                                            ----------------
including the date of determination) and (if applicable) the application of the net proceeds therefrom (and from any other such Indebtedness), including to refinance other Indebtedness, had been incurred on the first day of such four-quarter period and, in the case of Acquired Indebtedness, on the assumption that the related transaction (whether by means of purchase, merger or otherwise) also had occurred on such date with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation and (2) any acquisition or disposition by the Company or any Restricted Subsidiary of any Properties outside the ordinary course of business, or any repayment of any principal amount of any Indebtedness of the Company or any Restricted Subsidiary prior to the Stated Maturity thereof, in either case since the first day of such period of four full fiscal quarters through and including the date of determination, had been consummated on such first day of such four-quarter period; (b) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness required to be computed on a pro forma basis in accordance with Section 10.12(a) hereof and (1) bearing a floating interest rate
                ----------------
will be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (2) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, will be computed by applying, at the option of the Company, either the fixed or floating rate; (c) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness under a revolving credit facility required to be computed on a pro forma basis in accordance with Section 10.12(a)
                                                                ----------------
hereof will be computed based upon the average daily balance of such Indebtedness during the applicable period, provided that such average daily balance will be reduced by the amount of any repayment of Indebtedness under a revolving credit facility during the applicable period, which repayment permanently reduced the commitments or amounts available to be reborrowed under such facility; (d) notwithstanding clauses (b) and (c) of this proviso, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, will be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements; (e) in making such calculation, Consolidated Interest Expense will exclude interest attributable to Dollar-Denominated Production Payments; and (f) if after the first day of the period referred to in clause (i) of this definition the Company has retired any Indebtedness out of the net cash proceeds of the issue and sale of shares of Qualified Capital Stock of the Company within 30 days of such issuance and sale, Consolidated Interest Expense will be calculated on a pro forma basis as if such Indebtedness had been retired on the first day of such period.

     "Consolidated Income Tax Expense" means, for any period, the provision for federal, state, local and foreign income taxes (including state franchise taxes accounted for as income taxes in accordance with GAAP) of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, for any period, without duplication,
(i) the sum of (a) the interest expense of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (1) any amortization of debt discount,
(2) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (3) the interest portion of any deferred payment obligation constituting indebtedness, (4) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (5) all accrued interest, in each case to the extent attributable to such period, (b) to the extent any Indebtedness of any Person (other than the Company or a Restricted Subsidiary) is guaranteed by the Company or any Restricted Subsidiary, the aggregate amount of interest paid (to the extent not accrued in a prior period) or accrued by such other Person during such period attributable to any such Indebtedness, in each case to the extent attributable to that period, (c) the aggregate amount of the interest component of Capitalized Lease Obligations paid (to the extent not accrued in a prior period), accrued and/or scheduled to be paid or accrued by the Company and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP and (d) the aggregate amount of dividends paid (to the extent not accrued in a prior period) or accrued on Redeemable Capital Stock of the Company and its Restricted Subsidiaries, to the extent such Redeemable Capital Stock is owned by Persons other than the Company or its Restricted Subsidiaries and to the extent such dividends are not paid in Common Stock; less
(ii) to the extent included in clause (i) above, amortization of capitalized debt issuance costs of the Company and its Restricted Subsidiaries during such period.

     "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Company and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding (i) net after-tax extraordinary gains or losses (less all fees and expenses relating thereto),
(ii) net after-tax gains or losses (less all fees and expenses relating thereto) attributable to Asset Sales, (iii) the net income (or net loss) of any Person (other than the Company or any of its Restricted Subsidiaries), in which the Company or any of its Restricted Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions or interest on indebtedness actually paid to the Company or any of its Restricted Subsidiaries in cash by such other Person during such period (regardless of whether such cash dividends, distributions or interest on indebtedness is attributable to net income (or net loss) of such Person during such period or during any prior period), (iv) net income (or net loss) of any

Person combined with the Company or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination and (v) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders.

     "Consolidated Net Worth" means, at any date, the consolidated stockholders' equity of the Company and its Restricted Subsidiaries less the amount of such stockholders' equity attributable to Redeemable Capital Stock or treasury stock of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP.

     "Consolidated Non-cash Charges" means, for any period, the aggregate depreciation, depletion, amortization and other non-cash expenses of the Company and its Restricted Subsidiaries reducing Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP (excluding any such non-cash charge which requires an accrual of or reserve for cash charges for any future period).

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business will be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, 21 W, New York, New York 10286.

     "Credit Facility" means that certain Credit Agreement, dated as of May 16, 2001 among the Company, certain Subsidiaries of the Company, the Credit Facility Agent, and certain lenders named therein, as the same may be amended, modified, supplemented, extended, restated, replaced, renewed or refinanced from time to time.

     "Credit Facility Agent" means the "Agent" or "Agents" under the Credit Facility, initially The Chase Manhattan Bank and BNP Paribas, and thereafter any Person succeeding to substantially such function and notified to the Company as the Credit Facility Agent by the Person then acting in such capacity.

     "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 3.11 hereof.
                                                       ------------

     "Definitive Security" means a certificated Security registered in the name of the Holder thereof and issued in accordance with Section 3.5 hereof, in the
                                                    -----------
form of Exhibit A-1 hereto except that such Security shall not bear the Global
        -----------
Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

     "Depositary" means The Depository Trust Company, its nominees and their respective successors.

     "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors of the Company is required to deliver a Board Resolution hereunder, a member of the Board of Directors of the Company who does not have any material direct or indirect financial interest (other than in interest arising solely from the beneficial ownership of Capital Stock of the Company) in or with respect to such transaction or series of transactions.

     "Dollar-Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

     "Event of Default" has the meaning specified in Section 5.1 hereof.
                                                     -----------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor act thereto.

     "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

     "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

     "Exhange Securities" means the Company's 10 7/8% Senior Subordinated Notes due 2007 Series C issued by the Company in exchange for the Initial Securities pursuant to the Exchange Offer and shall also include any Additional Series C Securities.

     "Fair Market Value" means the fair market value of a Property (including shares of Capital Stock) as determined by the Board of Directors of the Company and evidenced by a Board Resolution in good faith, which determination will be conclusive for purposes of this Indenture; provided, however, that unless otherwise specified herein, the Board of Directors will be under no obligation to obtain any valuation or assessment from any investment banker, appraiser or other third party.

     "Federal Bankruptcy Code" means the United States Bankruptcy Code of Title 11 of The United States Code, as amended from time to time.

     "GAAP" means generally accepted accounting principles, consistently applied, that are set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which were effective on the date of the 1997 Indenture.

     "Global Note Legend" means the legend set forth in Section 3.5(g)(ii),
                                                        ------------------
which is required to be placed on all Global Notes issued under this Indenture.

     "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto
                                                               ---------
issued in accordance with Section 3.1, 3.5(b)(iv), 3.5(d)(ii), or 3.5(f) hereof.
                          ----------------------------------------------

     "Guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments or documents for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit; provided, however, that a Guarantee by any Person will not include a contractual commitment by one Person to invest in another Person provided that such Investment is otherwise permitted by this Indenture. When used as a verb, "guarantee" will have a corresponding meaning.

     "Guarantor Senior Indebtedness" means the principal of (and premium, if any, on) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law) and other amounts due on or in connection with (including any fees, premiums, expenses, including costs of collection, and indemnities) any Indebtedness of a Subsidiary Guarantor, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness will be pari passu with or subordinated in right of payment to its Subsidiary Guarantee. Notwithstanding the foregoing, Guarantor Senior Indebtedness of a Subsidiary Guarantor will not include: (i) Indebtedness of such Subsidiary Guarantor evidenced by its Subsidiary Guarantee; (ii) Indebtedness of such Subsidiary Guarantor that is expressly pari passu with its Subsidiary Guarantee or is expressly subordinated in right of payment to any other Indebtedness of such Subsidiary Guarantor or its Subsidiary Guarantee; (iii) Indebtedness of such Subsidiary Guarantor to the extent incurred in violation of Section 10.12
                                                            -------------
hereof; (iv) Indebtedness of such Subsidiary Guarantor to the Company or any of the Company's other Subsidiaries or to any Affiliate of the Company or any Subsidiary of such Affiliate; or (v) any Indebtedness which when incurred and without regard to any election under Section 1111(b) of the Federal Bankruptcy Code is without recourse to such Subsidiary Guarantor.

     "Holder" means a Person in whose name a Security is registered in a Security Register.

     "Indebtedness" means, with respect to any Person, without duplication: (i) all liabilities of such Person for borrowed money or for the deferred purchase price of Property or services (excluding any trade accounts payable and other accrued current liabilities incurred in the ordinary course of business), and all liabilities of such Person incurred in connection with any letters of credit, bankers' acceptances or other similar credit transactions or any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person or any warrants, rights or options to acquire such Capital Stock outstanding on the date of this Indenture or thereafter, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP; (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP; (iii) all Indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), but excluding trade accounts payable arising in the ordinary course of business; (iv) all Capitalized Lease Obligations of such Person; (v) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right to be secured by) any Lien upon Property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such Property or the amount of the obligation so secured); (vi) all guarantees by such Person of Indebtedness referred to in this definition (including, with respect to any Production Payment, any warranties or guaranties of production or payment by such Person with respect to such Production Payment but excluding other contractual obligations of such Person with respect to such Production Payment); (vii) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends; and (viii) all obligations of such Person under or in respect of currency exchange contracts, oil and natural gas price hedging arrangements and Interest Rate Protection Obligations. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price will be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness will be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value will be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock; provided, however, that if such Redeemable Capital Stock is not at the date of determination permitted or required to be repurchased, the "maximum fixed repurchase price" will be the book value of such Redeemable Capital Stock. Subject to clause (vi) of the first sentence of this definition, neither Dollar-Denominated Production Payments nor Volumetric Production Payments will be deemed to be Indebtedness.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

     "Initial Securities" means the 10?% Senior Subordinated Notes due 2007 Series B authenticated and delivered under this Indenture.

     "Insolvency" or "Liquidation Proceeding" mean, with respect to any Person,
(i) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith, relative to such Person or its creditors, as such, or its assets or
(ii) any liquidation, dissolution or other winding-up proceeding of such Person, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and will include, without limitation, interest rate swaps, caps, floors, collars and similar agreements or arrangements designed to protect against or manage such Person's and any of its Subsidiaries' exposure to fluctuations in interest rates.

     "Investment" means, with respect to any Person, any direct or indirect advance, loan, guarantee of Indebtedness or other extension of credit or capital contribution to (by means of any transfer of cash or other Property to others or any payment for Property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities (including derivatives) or evidences of Indebtedness issued by, any other Person. In addition: (i) the Fair Market Value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary will be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time; and (ii) the fair market value of Capital Stock retained by the Company or a Restricted Subsidiary in connection with the sale or issuance of Capital Stock of a Restricted Subsidiary in accordance with Section 10.14 hereof that, as a
                                              -------------
result of such transaction, is no longer a Restricted Subsidiary will be deemed to be an "Investment" made at the time of such transaction. "Investments" will exclude: (a) extensions of trade credit under a joint operating agreement or otherwise in the ordinary course of business, workers' compensation, utility, lease and similar deposits and prepaid expenses in the ordinary course of business; (b) Interest Rate Protection Obligations entered into in the ordinary course of business or as required by any Permitted Indebtedness or any other Indebtedness incurred in compliance with Section 10.12 hereof, but only to the
                                         -------------
extent that the stated aggregate notional amounts of such Interest Rate Protection Obligations do not exceed 105% of the aggregate principal amount of such Indebtedness to which such Interest Rate Protection Obligations relate; (c) bonds, notes, debentures or other securities received as a result of Asset Sales permitted under Section 10.17 hereof; and (d) endorsements of negotiable
                -------------
instruments and documents in the ordinary course of business.

     "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Initial Securities and, at the Company's option, to all holders of the 1997 Securities , for use by such holders in connection with the Exchange Offer.

     "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any agreement to give or grant a Lien or any lease, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing) upon or with respect to any Property of any kind. A Person will be deemed to own subject to a Lien any Property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

     "Liquidated Damages" means all liquidated damages then owing pursuant to
Section 3 of the Registration Rights Agreement.

     "Master Services Agreement" means the Master Services Agreement, effective as of October 1, 1999, between the Company and Torch and any other agreement with Torch or its subsidiaries regarding outsourcing of services.

     "Material Subsidiary" means, at any particular time, any Restricted Subsidiary that, together with its Subsidiaries, (a) accounted for more than 5% of the consolidated revenues of the Company and its Restricted Subsidiaries for the most recently completed fiscal year of the Company, or (b) was the owner of more than 5% of the consolidated assets of the Company and its Restricted Subsidiaries at the end of such fiscal year, all as shown in the case of (a) and
(b) on the consolidated financial statements of the Company and its Restricted Subsidiaries for such fiscal year.

     "Maturity" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as provided therein or herein, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

     "Moody's" means Moody's Investors Service, Inc. and its successors.

     "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of: (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel and investment banks) related to such Asset Sale; (ii) provisions for all taxes payable as a result of such Asset Sale; (iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the Property subject to the Asset Sale; and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP consistently applied against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee; provided, however, that any amounts remaining after adjustments, revaluations, or liquidations of such reserves will constitute Net Cash Proceeds.

     "Non-Payment Event of Default" means any event (other than a Payment Event of Default), the occurrence of which (with or without notice or the passage of time) entitles one or more Persons to accelerate the maturity of any Specified Senior Indebtedness.

     "Non-Recourse Indebtedness" means Indebtedness of the Company or any Restricted Subsidiary incurred in connection with the acquisition by the Company or such Restricted Subsidiary of any property with respect to which: (i) the holders of such Indebtedness agree that they will look solely to the property so acquired and securing such indebtedness, and neither the Company nor any Restricted Subsidiary (a) provides direct or indirect credit support, including any undertaking, agreement or instrument that would constitute Indebtedness (other than the grant of a Lien on such acquired property) or (b) is directly or indirectly liable for such indebtedness; and (ii) no default with respect to such Indebtedness would cause, or permit (after notice or passage of time or otherwise), according to the terms thereof, any holder (or any representative of any such holder) of any other Indebtedness of the Company or a Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment, repurchase, redemption, defeasance or other acquisition or retirement for value thereof to be accelerated or payable prior to any scheduled principal payment, scheduled sinking fund payment or maturity.

     "Officer" means, with respect to any Person, the Chairman of the Board, the President, any Vice President, the Chief Financial Officer or the Treasurer of such Person.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Oil and Gas Business" means: (i) the acquisition, exploration, development, operation and disposition of interests in oil, gas and other hydrocarbon Properties; (ii) the gathering, marketing, treating, processing, storage, selling and transporting of any production from such interests or Properties; (iii) any business relating to or arising from exploration for or development, production, treatment, processing, storage, transportation or marketing of oil, gas, hydrocarbons and other minerals and products produced in association therewith; and (iv) any activity necessary, appropriate or incidental to the activities described in the foregoing clauses (i) through
(iii) of this definition.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (or any Subsidiary Guarantor), including an employee of the Company (or any Subsidiary Guarantor), and who will be reasonably acceptable to the Trustee.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company will act as its own Paying Agent) for the Holders of such Securities, provided that, if such

Securities are to be redeemed, notice of such redemption has been duly given Pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

     (c) Securities, except to the extent provided in Sections 12.2 and 12.3
                                                      ----------------------
hereof, with respect to which the Company has effected legal defeasance or covenant defeasance as provided in Article 12 hereof; and
                                   ----------

     (d) Securities which have been paid pursuant to Article 3 hereof or in
                                                     ---------
exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there will have been presented to the Trustee proof satisfactory to it that such securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

     provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Subsidiary Guarantor or such other obligor will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in making such calculation or in relying upon any such request, demand, authorization, direction, consent, notice or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Subsidiary Guarantor or such other obligor.

     "Pari Passu Indebtedness" means any Indebtedness of the Company that is pari passu in right of payment to the Securities.

     "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

     "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any,
on), interest or Liquidated Damages, if any, on any Securities on behalf of the Company.

     "Payment Event of Default" means any default in the payment or required prepayment of principal of (or premium, if any, on) or interest on any Specified Senior Indebtedness when due (whether at final maturity, upon scheduled installment, upon acceleration or otherwise).

     "Permitted Guarantor Junior Securities" means with respect to any Subsidiary Guarantor, equity securities or subordinated debt securities of such Subsidiary Guarantor or any successor obligor with respect to its Guarantor Senior Indebtedness provided for by a plan of reorganization or readjustment that, in the case of any such subordinated debt securities, are subordinated in right of payment to all Guarantor Senior Indebtedness of such Subsidiary

Guarantor or successor obligor that may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Subsidiary Guarantee of such Subsidiary Guarantor is so subordinated as provided in this Indenture.

     "Permitted Indebtedness" means any of the following:

     (a) Indebtedness under the Credit Facility in an aggregate principal amount at any one time outstanding not to exceed $90,000,000 (less any amounts applied to repay or prepay permanently any such Indebtedness in accordance with Section
                                                                        -------
10.17 hereof), and any guarantee of any such Indebtedness (including by any
-----
Subsidiary) and any fees, premiums, expenses (including costs of collection), indemnities and other amounts payable in connection with such Indebtedness;

     (b) Indebtedness under the Securities and the Subsidiary Guarantees;

     (c) Indebtedness outstanding on the date of this Indenture (and not repaid or defeased with the proceeds of the offering of the Securities);

     (d) obligations of the Company or a Restricted Subsidiary pursuant to Interest Rate Protection Obligations, but only to the extent that the stated aggregate notional amounts of such obligations do not exceed 105% of the aggregate principal amount of the Indebtedness covered by such Interest Rate Protection Obligations; obligations under currency exchange contracts entered into in the ordinary course of business; and hedging arrangements that the Company or a Restricted Subsidiary enters into in the ordinary course of business for the purpose of protecting its production against fluctuations in oil or natural gas prices;

     (e) Indebtedness of the Company to a Wholly Owned Restricted Subsidiary and Indebtedness of a Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary; provided, however, that upon any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Wholly Owned Restricted Subsidiary ceasing to be a Wholly Owned Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Company or a Wholly Owned Restricted Subsidiary), such Indebtedness will be deemed, in each case, to be incurred and will be treated as an incurrence for purposes of Section 10.12 at the time the Wholly Owned Restricted Subsidiary in
            -------------
question ceased to be a Wholly Owned Restricted Subsidiary;

     (f) in-kind obligations relating to net gas balancing positions arising in the ordinary course of business and consistent with past practice;

     (g) Indebtedness in respect of bid, performance or surety bonds issued for the account of the Company or any Restricted Subsidiary in the ordinary course of business, including guaranties and letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed);

     (h) any guarantee of Senior Indebtedness or Guarantor Senior Indebtedness, incurred in compliance with Section 10.12 hereof, by a Restricted Subsidiary or
                            -------------
the Company;

     (i) any renewals, substitutions, financings or replacements (each, for purposes of this clause, a "refinancing") by the Company or a Restricted Subsidiary of any Indebtedness incurred pursuant to clause (b) or (c) of this definition, including any successive refinancings by the Company or such Restricted Subsidiary, so long as (1) any such new Indebtedness will be in a principal amount that does not exceed the principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company or such Restricted Subsidiary as necessary to accomplish such refinancing, plus the amount of expenses of the Company or such Restricted Subsidiary incurred in connection with such refinancing, and (2) in the case of any refinancing of Indebtedness of the Company that is not Senior Indebtedness, such new Indebtedness is either pari passu with the Securities or subordinated to the Securities at least to the same extent as the Indebtedness being refinanced and (3) such new Indebtedness has an Average Life equal to or longer than the Average Life of the Indebtedness being refinanced and a final Stated Maturity equal to or later than the final Stated Maturity of the Indebtedness being refinanced; and

     (j) any additional Indebtedness in an aggregate principal amount not in excess of $15,000,000 at any one time outstanding.

     (k) The 1997 Securities and Guarantees with respect thereto.

     "Permitted Investments" means any of the following: (i) Investments in Cash Equivalents; (ii) Investments in the Company or any of its Restricted Subsidiaries; (iii) Investments by the Company or any of its Restricted Subsidiaries in another Person, if as a result of such Investment (a) such other Person becomes a Restricted Subsidiary or (b) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its Properties to the Company or a Restricted Subsidiary; (iv) Investments and expenditures made in the ordinary course of, and of a nature that is or will have become customary in, the Oil and Gas Business as a means of actively exploiting, exploring for, acquiring, developing, processing, gathering, marketing or transporting oil and gas through agreements, transactions, interests or arrangements which permit a Person to share risks or costs, comply with regulatory requirements regarding local ownership or satisfy other objectives customarily achieved through the conduct of the Oil and Gas Business jointly with third parties, including, without limitation, (a) ownership interests in oil and gas properties or gathering systems and (b) Investments and expenditures in the form of or pursuant to operating agreements, processing agreements, farm-in agreements, farm-out agreements, development agreements, area of mutual interest agreements, unitization agreements, pooling arrangements, joint bidding agreements, service contracts, joint venture agreements, partnership agreements (whether general or limited), limited liability company agreements, subscription agreements, stock purchase agreements and other similar agreements with third parties (including Unrestricted Subsidiaries); (v) entry into any hedging arrangements in the ordinary course of business for the purpose of protecting the Company's or any Restricted Subsidiary's production against fluctuations in oil or natural gas prices; (vi) entry into any currency exchange contract in the ordinary course of business; and (vii) Investments in stock, obligations or securities received in settlement of debts owing to the Company or a Restricted Subsidiary as a result of bankruptcy or insolvency proceedings or upon the foreclosure, perfection or enforcement of any Lien in favor of the Company or a Restricted Subsidiary, in each case as to debt owing to the Company or a Restricted Subsidiary that arose in the ordinary course of business of the Company or any such Restricted Subsidiary.

     "Permitted Junior Securities" means any equity securities or subordinated debt securities of the Company or any successor obligor with respect to the Senior Indebtedness provided for by a plan of reorganization or readjustment that, in the case of any such subordinated debt securities, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to substantially the same degree as, or to a greater extent than, the Securities are so subordinated as provided in this Indenture.

     "Permitted Liens" means any and all of the following:

     (a) Liens existing as of the date the Securities are first issued;

     (b) Liens securing the Securities, the Subsidiary Guaranties and other obligations arising under the Indenture;

     (c) any lien existing on any property of a Person at the time such Person is merged or consolidated with or into the Company or a Subsidiary Guarantor or becomes a Restricted Subsidiary that is a Subsidiary Guarantor (and not incurred in anticipation of such transaction), provided that such Liens are not extended to other Property of the Company or the Subsidiary Guarantors;

     (d) any Lien existing on any Property at the time of the acquisition thereof (and not incurred in anticipation of such transaction), provided that such Liens are not extended to other Property of the Company or the Subsidiary Guarantors;

     (e) Liens to secure any permitted extension, renewal, refinancing, refunding or exchange (or successive extensions, renewals, refinancings, refundings or exchanges), in whole or in part, of or for any indebtedness secured by Liens referred to in clauses (a), (b), (c) and (d) above; provided, however, that (1) such new Lien will be limited to all or part of the same Property that secured the original Lien, plus improvements on such property and
(2) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (x) the outstanding principal amount of the indebtedness secured by such original Lien immediately prior to such extension, renewal, refinancing, refunding or exchange and (y) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement; and

     (f) Liens in favor of the Company.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.3
                                  -----------
hereof in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

     "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all classes and series of preferred or preference stock of such Person.

     "Private Placement Legend" means the legend set forth in Section 3.5(g)(i)
                                                              -----------------
To be placed on all Securities issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

     "Production Payments" means, collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

     "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

     "Record Date" means a Regular Record Date or a Special Record Date.

     "Redeemable Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

     "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of May 29, 2001, by and among the Company, the Subsidiary Guarantors and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Regulation S" means Regulation S promulgated under the Securities Act.

     "Regulation S Global Note" means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as appropriate.

     "Regulation S Permanent Global Note" means a permanent global Security in the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private
            -----------
Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

     "Regulation S Temporary Global Note" means a temporary global Security in the form of Exhibit A-2 hereto bearing the Private Placement Legend and
            -----------
deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities initially sold in reliance on Rule 903 of Regulation S.

     "Responsible Officer," when used with respect to the Trustee, means any officer in the corporate trust department of the Trustee, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively.

     "Restricted Definitive Security" means a Definitive Security bearing the Private Placement Legend.

     "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

     "Restricted Period" means the 40-day restricted period as defined in Regulation S.

     "Restricted Subsidiary" means any Subsidiary of the Company, whether existing on or after the date of this Indenture, unless such Subsidiary of the Company is an Unrestricted Subsidiary or is designated as an Unrestricted Subsidiary pursuant to the terms of this Indenture.

     "Rule 144" means Rule 144 promulgated under the Securities Act.

     "Rule 144A" means Rule 144A promulgated under the Securities Act.

     "Rule 903" means Rule 903 promulgated under the Securities Act.

     "Rule 904" means Rule 904 promulgated under the Securities Act.

     "S&P" means Standard and Poor's Ratings Service, a division of McGraw-Hill, Inc., and its successors.

     "Securities" means the Initial Securities and the Exchange Securities (including any Additional Series C Securities) treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Security Register" means the register maintained by or for the Company in which the Company will provide for the registration of the Securities and of transfer of the Securities.

     "Senior Indebtedness" means the principal of (and premium, if any, on) and interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not payable or allowable in such proceeding) and other amounts due on or in connection with (including any fees, premiums, expenses, including costs of collection, and indemnities) any Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness will be pari passu with or subordinated in right of payment to the Securities. Notwithstanding the foregoing, "Senior Indebtedness" will not include: (i) Indebtedness evidenced by the Securities or the 1997 Securities;
(ii) Indebtedness of the Company that is Pari Passu Indebtedness or is expressly subordinated in right of payment to any other Indebtedness of the Company; (iii) Indebtedness that is represented by Redeemable Capital Stock; (iv) Indebtedness of the Company to the extent incurred in violation of Section 10.12(a) hereof;
                                                      ----------------
(v) Indebtedness of the Company to any Subsidiary of the Company or any other Affiliate of the Company or any subsidiary of such Affiliate; and (vi) Indebtedness which when incurred and without regard to any election under
Section 1111(b) of the Federal Bankruptcy Code is without recourse to the Company.

     "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Article 3 hereof.
                                      ---------

     "Specified Guarantor Senior Indebtedness" means, with respect to a Subsidiary Guarantor, (a) for so long as any Senior Indebtedness is outstanding under the Credit Facility, all Guarantor Senior Indebtedness of such Subsidiary Guarantor in respect of the Credit Facility and any renewals, amendments, extensions, supplements, modifications, deferrals, refinancings or replacements (each, for purposes of this definition, a "refinancing") thereof by such Subsidiary Guarantor, including any successive refinancings thereof by such Subsidiary Guarantor, and (b) any other Guarantor Senior Indebtedness and any refinancings thereof having a principal amount of at least $10,000,000 as of the date of determination and provided that the agreements, indentures or other instruments evidencing such Guarantor Senior Indebtedness or pursuant to which such Guarantor Senior Indebtedness was issued specifically designates such Guarantor Senior Indebtedness as "Specified Guarantor Senior Indebtedness" for purposes of this Indenture. For purposes of this definition, a refinancing of any Specified Guarantor Senior Indebtedness will be treated as Specified Guarantor Senior Indebtedness only if the Indebtedness issued in such refinancing ranks or would rank pari passu with the Specified Guarantor Senior Indebtedness refund and only if the Indebtedness issued in such refinancing is permitted under Section 10.12(a) hereof.
                               ----------------

     "Specified Senior Indebtedness" means (i) for so long as any Senior Indebtedness is outstanding under the Credit Facility, all Senior Indebtedness of the Company in respect of the Credit Facility and any renewals, amendments, extensions, supplements, modifications, deferrals, refinancings, or replacements (each, for purposes of this definition, a "refinancing") thereof by the Company, including any successive refinancings thereof by the Company and (ii) any other Senior Indebtedness and any refinancings thereof by the Company having a principal amount of at least $10,000,000 as of the date of determination and provided that the agreements, indentures or other instruments evidencing such Senior Indebtedness or pursuant to which such Senior Indebtedness was issued specifically designate such Senior Indebtedness as "Specified Senior Indebtedness" for purposes of this Indenture. For purposes of this definition, a refinancing of any Specified Senior Indebtedness will be treated as a Specified Senior Indebtedness only if the Indebtedness issued in such refinancing ranks or would rank pari passu with the Specified Senior Indebtedness refinanced and only if Indebtedness issued in such refinancing is permitted by Section 10.12(a)
                                                           ----------------
hereof.

     "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and, when used with respect to any other Indebtedness or any installment of interest thereon, means the date specified in the instrument evidencing or governing such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

     "Subordinated Indebtedness" means Indebtedness of the Company which is expressly subordinated in right of payment to the Securities.

     "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) including, without limitation, a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, have at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions).

     "Subsidiary Guarantee" means any guarantee of the Securities by any Subsidiary Guarantor, as specified in Section 13.1 hereof.
                                      ------------

     "Subsidiary Guarantor" means (i) Bellwether International Incorporated, a Delaware corporation, Petrobell, Inc., a Delaware corporation, Pan American Energy Finance Corp., a Delaware corporation, Bargo Petroleum Corporation, a Texas corporation, and Black Hawk Oil Company, a Delaware corporation, (ii) each of the other Restricted Subsidiaries, if any, executing a supplemental indenture in compliance with the provisions of Section 10.13 hereof,
                                     -------------
and (iii) any Person that becomes a successor guarantor of the Securities in compliance with the provisions of Section 13.2 hereof.
                                  ------------

     "Torch" means Torch Energy Advisors Incorporated, a Delaware corporation.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this Indenture was executed, except as provided in Section 9.5 hereof.
               -----------

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee will have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" will mean such successor Trustee.

     "Unrestricted Definitive Security" means one or more Definitive Securities that do not bear and are not required to bear the Private Placement Legend.

     "Unrestricted Global Note" means a permanent global Security in the form of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the
-----------
"Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Securities that do not bear the Private Placement Legend.

     "Unrestricted Subsidiary" means: (i) any Subsidiary of the Company that at the time of determination is designated an Unrestricted Subsidiary by the Board of Directors of the Company as provided below; and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company as an Unrestricted Subsidiary so long as: (a) neither the Company nor any Restricted Subsidiary is directly or indirectly liable pursuant to the terms of any Indebtedness of such Subsidiary; (b) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity; (c) neither the Company nor any Restricted Subsidiary has made an Investment in such Subsidiary unless such Investment was made pursuant to, and in accordance with, Section 10.10 hereof (other than Investments of the type
                    -------------
described in clause (iv) of the definition of Permitted Investments); and (d) such designation will not result in the creation or imposition of any Lien on any of the Properties of the Company or any Restricted Subsidiary (other than any Permitted Lien or any Lien the creation or imposition of which will have been in compliance with Section 10.15 hereof); provided, however, that with
                        -------------
respect to clause (a), the Company or a Restricted Subsidiary may be liable for Indebtedness of an Unrestricted Subsidiary if (x) such liability constituted a Permitted Investment or a Restricted Payment permitted by Section 10.10 hereof,
                                                          -------------
in each case at the time of incurrence, or (y) the liability would be a Permitted Investment at the time of designation of such Subsidiary as an Unrestricted Subsidiary. Any such designation by the Board of Directors of the Company will be evidenced to the Trustee by filing a Board Resolution with the Trustee giving effect to such designation.

     The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary if, immediately after giving effect to such designation, (i) no Default or Event of Default will have occurred and be continuing, (ii) the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 10.12(a) hereof and (iii) if any of
                                   ----------------
the Properties of the Company or any of its Restricted Subsidiaries would upon such designation become subject to any Lien (other than a Permitted Lien), the creation or imposition of such Lien will have been in compliance with Section
                                                                      -------
10.15 hereof.
-----

     "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

     "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

     "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes will have, or might have, voting power by reason of the happening of any contingency).

     "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary to the extent (i) all of the Capital Stock or other ownership interests in such Restricted Subsidiary, other than any directors' qualifying shares mandated by applicable law, is owned directly or indirectly by the Company or (ii) such Restricted Subsidiary is organized in a foreign jurisdiction and is required by the applicable laws and regulations of such foreign jurisdiction to be partially owned by the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction in order for such Restricted Subsidiary to transact business in such foreign jurisdiction, provided that the Company, directly or indirectly, owns the remaining Capital Stock or ownership interest in such Restricted Subsidiary and, by contract or otherwise, controls the management and business of such Restricted Subsidiary and derives the economic benefits of ownership of such Restricted Subsidiary to substantially the same extent as if such Restricted Subsidiary were a wholly owned Subsidiary.

     1.2   OTHER DEFINITIONS.

     Defined Term                                    In Section
     ------------                                    ----------
     "Agent Members"...............................      3.13
     "Change of Control Notice"....................     10.16(b)
     "Change of Control Offer".....................     10.16(a)
     "Change of Control Payment Date"..............     10.16(a)
     "Change of Control Purchase Price"............     10.16(a)
     "Defaulted Interest...........................      3.11
     "DTC".........................................     3.3.1

     "Excess Proceeds"................................  10.17(b)
     "Funding Guarantor"..............................  13.5
     "Net Proceeds Deficiency"........................  10.17(c)(ii)
     "Net Proceeds Offer".............................  10.17(c)(i)
     "Net Proceeds Payment Date"......................  10.17(c)(iv)
     "Offered Price"..................................  10.17(c)(ii)
     "Pari Passu Indebtedness Amount".................  10.17(c)(i)
     "Pari Passu Offer"...............................  10.17(c)(i)
     "Payment Amount".................................  10.17(c)(i)
     "Payment Blockage Notice"........................   14.3(b)
     "Payment Blockage Period"........................   14.3(b)
     "Purchase Notice"................................  10.17(c)(i)
     "Restricted Payment".............................  10.10(a)(v)
     "Security Registrar".............................  3.3.1
     "Subsidiary Guarantor Non-Payment Default".......   13.9(b)
     "Subsidiary Guarantor Payment Default"...........   13.9(a)
     "Subsidiary Guarantor Payment Notice"............   13.9(b)
     "Surviving Entity"...............................    8.1(a)
     "Trigger Date"...................................  10.17(c)
     "U.S. Government Obligations"....................   12.4(a)

     1.3  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities;

     "indenture security holder" means a Holder;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee; and

     "obligor" on the indenture securities means the Company or any other obligor on the Securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules and not otherwise defined herein have the meanings assigned to them therein.

     1.4  RULES OF CONSTRUCTION.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) The terms defined in this Article 1 have the meanings assigned to them
                                   ---------
in this Article 1, and include the plural as well as the singular;
        ---------

     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (c) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

     (d) the masculine gender includes the feminine and the neuter;

     (e) provisions apply to successive events and transactions; and

     (f) references to agreements and other instruments include subsequent amendments and waivers but only to the extent not prohibited by this Indenture.

     1.5   ONE CLASS OF SECURITIES

     The Initial Securities and the Exchange Securities shall vote and consent together on all matters as one class and neither the Initial Securities nor the Exchange Securities shall have the right to vote or consent as a separate class on any matter.

                                   ARTICLE 2
                                  [RESERVED]


                                   ARTICLE 3
                                THE SECURITIES

     3.1   TITLE AND TERMS; FORM AND DATING

     (a) General.

           The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture for original issue is limited to $225,000,000, provided that $100,000,000 shall be reserved for issuance and shall be available for issuance only in connection with the exchange of the 1997 Securities for Exchange Securities.

           The Initial Securities will be known and designated as the "10 7/8% Senior Subordinated Notes Due 2007 Series B," of the Company. The Exchange Securities will be known and designated as the "10 7/8% Senior Subordinated Notes Due 2007 Series C." "The Stated Maturity of the Securities will be April 1, 2007, and they will bear interest at the rate of 10?% per annum from May 29, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on April 1 and October 1 in each year, commencing October 1, 2001, and at said Stated Maturity, until the principal thereof is paid or duly provided for.

           The Securities will be redeemable as provided in Article 11 hereof.
                                                            ----------

           The Securities will be subject to defeasance at the option of the Company as provided in Article 12 hereof.
                       ----------

           The Securities will be guaranteed by the Subsidiary Guarantors as provided in Article 13 hereof.
            ----------

           The Securities will be subordinated in right of payment to all existing and future Senior Indebtedness as provided in Article 14 hereof.
                                                       ----------

           The Securities (including the notations thereon relating to the Subsidiary Guarantees) and the Trustee's certificate of authentication) will be issued substantially in the form of Exhibit A hereto. Any portion of the text
                                    ---------
of any Security may be set forth on the reverse thereof. The Securities may also have set forth on the reverse side thereof a form of assignment and forms to elect purchase by the Company pursuant to Section 10.16 or 10.17 hereof.
                                             ----------------------

           The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

           The Securities will be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, or notations of Subsidiary Guarantees, as the case may be, as evidenced by their execution of such Securities or notations of Subsidiary Guarantees, as the case may be. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in denominations of $1,000 and integral multiples thereof.

     (b) Global Notes.

           Securities issued in global form shall be substantially in the form of Exhibits A-1 or A-2 (including the Global Note Legend thereon and the
   -------------------
"Schedule of Exchanges of Interests in the Global Note" attached thereto). Securities issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and
-----------
without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased (subject to the limitation set forth in Section 3.1(a)), as appropriate, to reflect
                            --------------
exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby shall be made by the Trustee as custodian for the Depositary in accordance with written instructions given by the Holder thereof as required by Section 3.5 hereof.
                                  -----------

     (c) Temporary Global Notes.

           Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its New York City office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note bearing a Private Placement Legend, all as contemplated by Section 3.5(a)(ii) hereof), and (ii) an Officers' Certificate
                   -------------------
from the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

     (d) Euroclear, Clearstream Procedures Applicable.

           The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream.

     3.2   DENOMINATIONS

           The Securities will be issuable only in denominations of $1,000 and any integral multiple thereof.

     3.3   EXECUTION AND AUTHENTICATION

           The Securities will be executed on behalf of the Company by its Chairman, its President or a Vice President of the Company, under its corporate seal or facsimile thereof reproduced thereon and attested by its Secretary or an Assistant Secretary of the Company. The signature of any two of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company will bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having the notations of Subsidiary Guarantees executed by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order signed by two officers of the Company (the "Authentication Order") for the authentication and delivery of such Securities, and the Trustee, in accordance with such Company Order, will authenticate and deliver such Securities for original issue up to the aggregate principal amount of $225,000,000 (provided that $100,000,000 shall be reserved for issuance and shall be available for issuance only in connection with the exchange of the 1997 Securities for Exchange Securities) with the notations of Subsidiary Guarantees thereon as provided in this Indenture.

          No Security will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of the Trustee and such certificate upon any Security will be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          In case the Company, pursuant to and in compliance with Article 8
                                                                  ---------
hereof, will be consolidated or merged with or into any other Person or will sell, convey, transfer, lease or otherwise dispose of all or substantially all of its Properties to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company will have been merged, or the Person which will have received a sale, conveyance, transfer, lease or other disposition as aforesaid, will have executed an indenture supplemental hereto with the Trustee pursuant to Article 8 hereof, any
                                                           ---------
of the Securities authenticated or delivered prior to such sale, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, will authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities will at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, will provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          The Trustee may (at the expense of the Company) appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company and has the same protections under Article VI herein.
                  ----------

     3.3.1 SECURITY REGISTRAR AND PAYING AGENT

           The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Security Registrar") and an office or agency where Securities may be presented for payment. The Security Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more paying agents. The term "Security Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Security Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Security Registrar or Paying Agent, the Trustee shall act as such. The Company, any of its Subsidiaries or any Subsidiary Guarantor may act as Paying Agent or Security Registrar.

           The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

           The Company initially appoints the Trustee to act as the Security Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

     3.4   PERSONS DEEMED OWNERS AND HOLDERS LISTS

           Prior to the due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Security Registrar, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Section 3.11 hereof) interest and Liquidated
                            ------------
Damages, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Subsidiary Guarantors, the Security Registrar, the Trustee or any agent of the Company, the Subsidiary Guarantors or the Trustee will be affected by notice to the contrary.

           The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Security Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities and the Company shall otherwise comply with TIA (S) 312(a).

     3.5   TRANSFER AND EXCHANGE

     (a) Transfer and Exchange of Global Notes.

           A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Securities if (i) the Company delivers to the Trustee written notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Definitive Securities prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Securities shall be issued in such names as the Depositary shall instruct the Trustee in writing. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 3.6 and 3.9 hereof. Every Security authenticated and delivered in
------------     --
exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 3.5 or Section 3.6 or 3.9 hereof, shall be authenticated and
     -----------    -----------
delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Security other than as provided in this Section 3.5(a),
                                                              --------------
however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 3.5(b), (c) or (f) hereof.
               --------------  ---    ---

     (b) Transfer and Exchange of Beneficial Interests in the Global Notes.

           The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

           (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted

     Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 3.5(b)(i).
          -----------------

           (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.5(b)(i) above, the transferor
                                       -----------------
     of such beneficial interest must deliver to the Security Registrar either
     (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to
     (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 3.5(f) hereof, the requirements of this Section
                        --------------                                  -------
     3.5(b)(ii) shall be deemed to have been satisfied upon receipt by the
     ----------
     Security Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 3.5(h) hereof.
                                         --------------

           (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 3.5(b)(ii) above and the Security
                                       ------------------
     Registrar receives the following:

                 (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the
                                                ---------
           certifications in item (1) thereof; and

                 (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the
                                      ---------
           certifications in item (2) thereof.

           (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 3.5(b)(ii) above and:
                                                ------------------

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                 (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) the Security Registrar receives the following:

                     (1) if the holder of such beneficial interest in a
                 Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C
                                                                     ---------
                 hereto, including the certifications in item (1)(a) thereof; or

                     (2) if the holder of such beneficial interest in a
                 Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto,
                                                             ---------
                 including the certifications in item (4) thereof;


           and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

           If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 3.3 hereof, the Trustee shall authenticate one or more Unrestricted
     -----------
Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

           Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

     (c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

           (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Security Registrar of the following documentation:

                 (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a)
                   ---------                                         -----------
           thereof;

                 (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the
                                      ---------
           certifications in item (1) thereof;
                             --------

                 (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2)
                    ---------                                         --------
           thereof;

                 (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including
                                                  ---------
           the certifications in item (3)(a) thereof;
                                 -----------

                 (E) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
                    ---------                                         ----
           (3)(b) thereof; or
           ------

                 (F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including
                                                  ---------
           the certifications in item (3)(c) thereof,
                                 -----------

     the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 3.5(h) hereof,
                                                       --------------
     and the Company shall execute and the Trustee shall upon receipt of an Authentication Order authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a

     Restricted Global Note pursuant to this Section 3.5(c) shall be registered
                                             --------------
     in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall (at the expense of the Company) deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this
     Section 3.5(c)(i) shall bear the Private Placement Legend and shall be
     -----------------
     subject to all restrictions on transfer contained therein.

           (ii) Notwithstanding Sections 3.5(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Security or transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Security Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

           (iii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                 (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) the Security Registrar receives the following:

                     (1) if the holder of such beneficial interest in a
                 Restricted Global Note proposes to exchange such beneficial interest for a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                         ---------                                         ----
                 (1)(b) thereof; or
                 ------

                     (2) if the holder of such beneficial interest in a
                 Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4)
                 ---------                                         --------
                 thereof,

           and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

           (iv) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Security, then, upon satisfaction of the conditions set forth in Section
                                                                      -------
     3.5(b)(ii) hereof, the Trustee shall cause the aggregate principal amount
     ----------
     of the applicable Global Note to be reduced accordingly pursuant to Section
                                                                         -------
     3.5(h) hereof, and the Company shall execute and the Trustee shall upon
     ------
     receipt of an Authentication Order authenticate and (at the expense of the Company) deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section
                                                                   -------
     3.5(c)(iv) shall be registered in such name or names and in such authorized
     ----------
     denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall (at the expense of the Company) deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest pursuant to this
     Section 3.5(c)(iv) shall not bear the Private Placement Legend.

     (d) Transfer and Exchange of Definitive Securities for Beneficial
     Interests.

           (i) Restricted Definitive Securities to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following documentation:

                 (A) if the Holder of such Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b)
           ---------                                         -----------
           thereof;

                 (B) if such Restricted Definitive Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including
                                                  ---------
           the certifications in item (1) thereof;
                                 --------

                 (C) if such Restricted Definitive Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in
                               ---------
           item (2) thereof;
           --------

                 (D) if such Restricted Definitive Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including
                                                    ---------
           the certifications in item (3)(a) thereof;
                                 -----------

                 (E) if such Restricted Definitive Security is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in
                               ---------
           item (3)(b) thereof; or
           -----------

                 (F) if such Restricted Definitive Security being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto,
                                                         ---------
           including the certifications in item (3)(c) thereof, the Trustee
                                           -----------
           shall cancel the Restricted Definitive Security, increase or cause to be increased the aggregate principal amount of, in the case of clause
                                                                          ------
           (A) above, the appropriate Restricted Global Note, in the case of
           ---
           clause (B) above, the 144A Global Note, and in the case of clause (C)
           ----------                                                 ----------
           above, the Regulation S Global Note.

           (ii) Restricted Definitive Security to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                 (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) the Security Registrar receives the following:

                     (1) if the Holder of such Definitive Securities proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                         ---------
                 (1)(c) thereof; or

                     (2) if the Holder of such Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item
                         ---------
                 (4) thereof;

           and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

           Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.5(d)(ii), the Trustee shall cancel the Definitive
                ------------------
           Securities and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

           (iii) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a written request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

           If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 3.3 hereof, the Trustee shall authenticate one or more
                -----------
Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

     (e) Transfer and Exchange of Definitive Securities for Definitive
Securities.

           Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 3.5(e), the Security Registrar
                                       --------------
shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the

Security Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.5(e).
                                             --------------

           (i) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Security Registrar receives the following:

                 (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item
                       ---------
           (1) thereof;

                 (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                 (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

           (ii) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

                 (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                 (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                 (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                 (D) the Security Registrar receives the following:

                     (1) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                 (I)(d) thereof; or

                    (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

          and, in each such case set forth in this subparagraph (D), if the Security Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (iii) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

     (f) Exchange Offer.

          Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 3.3, the Trustee shall
                                        -----------
authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and (at the expense of the Company) deliver to the Persons designated by the Holders of Definitive Securities so accepted Definitive Securities in the appropriate principal amount.

     (g) Legends.

          The following legends shall appear on the face of all Global Notes and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

          (i)  Private Placement Legend.

               (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

     THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO
     (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A INSIDE THE UNITED STATES, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS
     NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE SECURITY REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND
     (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THIS TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION

     TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                 (B) Notwithstanding the foregoing, any Global Note or Definitive Security issued pursuant to subparagraphs (b)(iv), (c)(ii),
          (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section
                                                                        -------
          3.5 (and all Securities issued in exchange therefor or substitution
          ---
          thereof) shall not bear the Private Placement Legend.

          (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

     "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE INDENTURE, (II) THIS GLOBAL
                                 -----------
     NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 3.10 OF THE INDENTURE AND (IV) THIS
                                  ------------
     GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

          (iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

     "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

     (h) Cancellation and/or Adjustment of Global Notes.

          At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Securities or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 3.10 hereof. At any time prior to such cancellation, if
                ------------
any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Securities, the principal amount of Securities represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

     (i) General Provisions Relating to Transfers and Exchanges.

          (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Securities upon receipt of an Authentication Order in accordance with Section 3.3 hereof or upon receipt of a written request of the
          -----------
     Security Registrar.

          (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.9, 9.6, 10.16, 10.17 and 11.8).
        ----------------------------------------

          (iii) The Security Registrar shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (iv) All Global Notes and Definitive Securities issued upon any registration of transfer or exchange of Global Notes or Definitive Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Securities surrendered upon such registration of transfer or exchange.

          (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 11.4 hereof and ending at the close of
                          ------------
     business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (c) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

          (vi) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

          (vii) The Trustee shall authenticate Global Notes and Definitive Securities in accordance with the provisions of Section 3.3 hereof.
                                                     -----------

          (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section
                                                                         -------
     3.5 to effect a registration of transfer or exchange may be submitted by
     ---
     facsimile.

          (ix) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirement hereof.

     3.6  REPLACEMENT SECURITIES

          If (i) any mutilated Security is surrendered to the Trustee or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the Subsidiary Guarantors and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company will execute, the Subsidiary Guarantors will execute the notation of Subsidiary Guarantees, and upon Company Order the Trustee will authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of the tenor and principal amount, having the notation of Subsidiary Guarantees thereon, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security will constitute an original additional continual obligation of the Company and the respective Subsidiary Guarantors, whether or not the mutilated, destroyed, lost or stolen Security will be at any time enforceable by anyone, and will be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge for their expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

     3.7  OUTSTANDING SECURITIES

          The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 3.8 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

          If a Security is replaced pursuant to Section 3.6 hereof, it ceases to
                                                -----------
be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the principal amount of any Security is considered paid under
Section 10.1 hereof, it ceases to be outstanding and interest on it ceases to
------------
accrue.

          If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Securities payable on that date, then on and after that date such Securities shall be deemed to be no longer outstanding and shall cease to accrue interest.

     3.8  TREASURY SECURITIES

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or any Subsidiary Guarantor, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary Guarantor shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

     3.9  TEMPORARY SECURITIES

          Pending the preparation of Definitive Securities, the Company may execute, and upon Company Order the Trustee will authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and having the notations of Subsidiary Guarantees thereon and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and notations of Subsidiary Guarantees may determine, as conclusively evidenced by their execution of such Securities and notations of Subsidiary Guarantees.

          If temporary Securities are issued, the Company will cause Definitive Securities to be prepared without unreasonable delay. After the preparation of Definitive Securities, the temporary Securities will be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.2,
                                                                 ------------
without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company will execute and the Trustee will authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations having the notations of Subsidiary Guarantees thereon. Until so exchanged, the temporary Securities will in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     3.10 CANCELLATION

          All Securities surrendered for payment, redemption, registration of transfer or exchange will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and will be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered will be promptly canceled by the Trustee. No Securities will be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All Canceled Securities held by the Trustee will be disposed of as directed by a Company Order or in accordance with the Trustee's usual practice; provided, however, that the Trustee will not be required to destroy canceled Securities.

     3.11 DEFAULTED INTEREST

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section
                                                                        -------
10.2 hereof.
----

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest therein herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(i) or (ii) below:

          (i) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which will be fixed in the following manner. The Company will notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company will deposit with the Trustee an amount of money equal in the aggregate amount proposed to be paid in respect of such Defaulted Interest or will make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, and such money when deposited will be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee will fix a Special Record Date for the payment of such Defaulted Interest which will be not more than is 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee will promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, will cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 15.5 hereof, not less than 10 days prior to such
                       ------------
Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest will be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and will no longer be payable pursuant to the following clause (ii).

          (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment will be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security will carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     3.12 CUSIP NUMBERS

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders, provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

     3.13 BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.

          Each Global Security will be registered in the name of the Depositary for such Global Security or the nominee or such Depositary and be delivered to the Trustee as custodian for such Depositary.

          Members of, or participants in, the Depositary ("Agent Members") will have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors, or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein will prevent the Company, the Subsidiary Guarantors, or the Trustee or any agent of the Company, the Subsidiary Guarantors, or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          Transfers of a Global Security will be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred or exchanged for Definitive Securities in accordance with the rules and procedures of the Depositary. Definitive Securities will be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if, and only if, either (i) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for the Global Security and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary to issue Definitive Securities in lieu of all or a portion of the Global Security (in which case the Company will deliver Definitive Securities within 30 days of such request).

          In connection with the transfer of an entire Global Security to beneficial owners pursuant to this Section, the Global Security will be deemed to be surrendered to the Trustee for cancellation, and the Company will execute, and the Trustee will authenticate and deliver, to each beneficial owner identified by the Depositary, in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.

          The Holder of the Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     3.14 COMPUTATION OF INTEREST.

          Interest on the Securities will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                                   ARTICLE 4
                          SATISFACTION AND DISCHARGE

     4.1  SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture will upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities, as expressly provided for in this Indenture) as to all Outstanding Securities, and the Trustee, at the expense of the Company, will, upon payment of all amounts due the Trustee under Section 6.6 hereof, execute proper instruments acknowledging satisfaction and discharge of this Indenture when

     (a) either

          (i) all Securities theretofore authenticated and delivered (other than (1) Securities which have been mutilated destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 hereof and (2)
                                                     -----------
     Securities for whose payment money or United States governmental obligations of the type described in clause (i) of the definition of Cash Equivalents have theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3 hereof) have been delivered to the Trustee for
        ------------
     cancellation, or

     (b) all such Securities not theretofore delivered to the Trustee for cancellation

          (i)    have become due and payable, or

          (ii) will become due and payable at their Stated Maturity within one year, or

          (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the serving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (b)(i), (b)(ii) or (b)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any, on) and interest on the Securities to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with instructions from the Company irrevocably directing the Trustee to apply such funds to the Payment thereof at maturity or redemption, as the case may be;

     (c) the Company has paid or caused to be paid all other sums then due and payable hereunder by the Company; and

     (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.6 hereof and, if money
                                                -----------
will have been deposited with the Trustee pursuant to this Section, the obligations of the Trustee under Section 4.2 hereof and the last paragraph of
                                 -----------
Section 10.3 hereof will survive.
------------

     4.2  APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 10.3 hereof, all
                                                        ------------
money deposited with the Trustee pursuant to Section 4.1 hereof will he held in
                                             -----------
trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whom payment such money has been deposited with the Trustee.

                                   ARTICLE 5
                                   REMEDIES

     5.1  EVENTS OF DEFAULT.

     "Event of Default," wherever used herein, means any one of the following events:

     (a) default in the payment when due of the principal of or premium, if any, on any of the Securities when the same becomes due and payable, whether such payment is due at Stated Maturity, upon redemption, upon repurchase pursuant to a Change of Control Offer or a Net Proceeds Offer, upon acceleration or otherwise; or

     (b) default in the payment of any installment of interest on, or Liquidated Damages, if any, with respect to any of the Securities, when it becomes due and payable, and the continuance of such default for a period of 30 days; or

     (c) default in the performance or breach of the provisions of Article 98
                                                                   ----------
hereof, the failure to make or consummate a Change of Control Offer in accordance with the provisions of Section 10.16 or the failure to make or
                                  -------------
consummate a Net Proceeds Offer in accordance with the provisions of Section
                                                                     -------
10.17; or
-----

     (d) failure of the Company or any Subsidiary Guarantor to comply with any other term, covenant or agreement contained in the Securities, any Subsidiary Guarantee or this Indenture (other than a default specified in subparagraph (a), (b) or (c) above) for a period of 60 days after written notice of such failure stating that it is a "notice of default" hereunder and requiring the Company or such Subsidiary Guarantor, as the case may be, to remedy the same will have been given (i) to the Company by the Trustee or (ii) to the Company and the Trustee by the Holders of at least 25 % in aggregate principal amount of the Securities then Outstanding; or

     (e) the occurrence and continuation beyond any applicable grace period of any default in the payment when due on final maturity of the principal of (or premium, if any, on) or interest on any Indebtedness of the Company (other than the Securities) or any Restricted Subsidiary for money borrowed (other than Non-Recourse Indebtedness), or any other default resulting in acceleration of any Indebtedness of the Company or any Restricted Subsidiary for money borrowed (other than Non-Recourse Indebtedness), provided that the aggregate principal amount of such Indebtedness will exceed $10,000,000; and provided further, that if any such default is cured or waived or any such acceleration rescinded, or such Indebtedness is repaid, within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default under the Indenture and any consequential acceleration of the Securities will be automatically rescinded, so long as such rescission does not conflict with any judgment or decree; or

     (f) any Subsidiary Guarantee will, for any reason cease to be, or be asserted by the Company or any Subsidiary Guarantor, as applicable, not to be, in full force and effect, enforceable in accordance with its terms (except pursuant to the release or termination of any such Subsidiary Guarantee in accordance with this Indenture); or

     (g) final judgments or orders rendered against the Company or any Restricted Subsidiary that are unsatisfied and that require the payment in money, either individually or in an aggregate amount, that is more than $10,000,000 over the coverage under applicable insurance policies and either (a) commencement by any creditor of an enforcement proceeding upon such judgment (other than a judgment that is stayed by reason of pending appeal or otherwise) or (b) the occurrence of a 60-day period during which a stay of such judgment or order, by reason of pending appeal or otherwise, was not in effect; or

     (h) the entry of a decree or order by a court having jurisdiction in the premises (a) for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under (the Federal Bankruptcy Code or) any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (b) adjudging the Company or any Material Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company or any Material Subsidiary under the Federal Bankruptcy Code or any applicable federal or state law, or appointing under any such law a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of a substantial part of its consolidated assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (i) the commencement by the Company or any Material Subsidiary of a voluntary case or proceeding under the Federal Bankruptcy Code or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by the Company or any Material Subsidiary to the entry of a decree or order for relief in respect thereof in an involuntary case or proceeding under the Federal Bankruptcy Code or any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company or any Material Subsidiary of a petition or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it under any such law to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company or any Material Subsidiary or of any substantial part of its consolidated assets, or the making by it of an assignment for the benefit of creditors under any such law, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action.

     5.2  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If any Event of Default (other than an Event of Default specified in
Section 5.1(h) or 5.1(i) hereof) occurs and is continuing, the Trustee, by
------------------------
written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding, by notice to the Trustee and the Company, may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities will declare the principal of, premium, if any, and accrued interest on all of the Securities due and payable immediately, upon which declaration all amounts payable in respect of the Securities will be immediately due and payable; provided, however, that if any Senior Indebtedness is outstanding pursuant to the Credit Facility on the date of any such declaration, such acceleration will not be effective and such amounts will not be payable until the earlier of (i) the day which is five business days after notice of acceleration is given to the Company and the Credit Facility Agent (unless such Event of Default is cured or waived prior to such date) and (ii) the date of acceleration of the Senior Indebtedness under the Credit Facility. If an Event of Default specified in
Section 5.1(h) or 5.1(i) hereof occurs and is continuing, then the principal or
------------------------
premium, if any, and accrued interest on all of the Securities will automatically become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

     At any time after a declaration of acceleration under this Indenture has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article 5 provided, the Holders
                                               ---------
of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company, the Subsidiary Guarantors and the Trustee, may rescind and annul such declaration and its consequences if

     (a) the Company or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay,

          (i)    all overdue interest on all Outstanding Securities,

          (ii) all unpaid principal of (and Premium, if any, on) any Outstanding Securities which have become due otherwise than by such declaration of acceleration, including any Securities required to have been purchased on a Change of Control Date or a Net Proceeds Payment Date pursuant to a Change of Control Offer or a Net Proceeds Offer, as applicable, and interest thereon at the rate borne by the Securities,

          (iii) to the extent that payment of such interest is lawful, interest on overdue interest and overdue principal at the rate borne by the Securities (without duplication of any amount paid or deposited pursuant to clauses (i) and (ii) above), and

          (iv) all sums paid or advanced by the Trustee under this Indenture hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction as certified to the Trustee by the Company; and

     (c) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in this Indenture.

     Notwithstanding the foregoing, if an Event of Default specified in Section
                                                                        -------
5.1(e) hereof will have occurred and be continuing, such Event of Default and
------
any consequential acceleration will be automatically rescinded if the Indebtedness that is the subject of such Event of Default has been repaid, or if the default relating to such Indebtedness is waived or cured and if such Indebtedness has been accelerated, then the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness (provided, in each case, that such repayment, waiver, cure or rescission is effected within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration), and written notice of such repayment, or cure or waiver and rescission, as the case may be, will have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders or other evidence satisfactory to the Trustee of such events is provided to the Trustee, within 30 days after any such acceleration in respect of the Securities, and so long as such rescission of any such acceleration of the Securities does not conflict with any judgment or decree as certified to the Trustee by the Company.

     No such rescission will affect any subsequent default or impair any right consequent thereon.

     5.3  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if:

     (a) default is made in the payment of any installment of interest or Liquidated Damages, if any, on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or with respect to any Security required to have been purchased by the Company on the Change of Control Payment Date or the Net Proceeds Payment Date pursuant to a Change of Control Offer or Net Proceeds Offer, as applicable, the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest will be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the money adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee will deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     5.4  TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Subsidiary Guarantor or any other obligor upon the Securities, their creditors or the Property of the Company, any Subsidiary Guarantor or of such other obligor, the Trustee (irrespective of whether the principal of the Securities will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee will have made any demand on the Company, the Subsidiary Guarantors or such other obligor for the payment of overdue principal, premium, if any, or interest) will be entitled and empowered, by intervention in such proceeding or otherwise,

     (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents and take any other actions including participation as a full member of any creditor or other committee as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) subject to Article 14, to collect and receive any moneys or other
                    ----------
Property payable or deliverable on any such claims and to distribute the same, and any custodian receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee will consent to the making of such payments directly to the Holders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6 hereof.
                              -----------

     Nothing herein contained will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the Subsidiary Guarantees or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

     5.5  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities or the Subsidiary Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name and as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     5.6  APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article 5 will be
                                                         ---------
applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

     FIRST: to the payment of all amounts due the Trustee under Section 6.6
                                                                -----------
hereof;

     SECOND: subject to Article 14, to the payment of the amounts then due and
                        ----------
unpaid for principal of (and premium, if any, on,) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

     THIRD: subject to Article 14, the balance, if any, to the Company.
                       ----------

     5.7  LIMITATION ON SUITS.

     No Holder of any Securities will have any right to institute any proceeding, with respect to this Indenture, or any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities will have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder and offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with the request;

     (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in aggregate principal amount of the Outstanding Securities.

     (d) It being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     5.8  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PAYMENT.

     Notwithstanding any other provision in this Indenture, the Holder of any Security will have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article 14 hereof) and in
                                                       ----------
such Security of the principal of (and premium if any, on) and (subject to
Article 3 hereof) interest and Liquidated Damages, if any, on such Security on
---------
the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such Holder.

     5.9  RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders will be restored severally and respectively to their former positions hereunder and thereunder and all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted.

     5.10 RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities described in Article 3 hereof,
                                                             ---------
no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     5.11 DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy occurring upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 5 or by law
                                                           ---------
to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     5.12 CONTROL BY HOLDERS.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities will, have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

     (a) such direction will not be in conflict with any rule of law or with this Indenture;

     (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

     (c) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders not joining therein.

     5.13 WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may, on behalf of the Holders of all the Securities, waive any existing Default or Event of Default hereunder and its consequences, except (i) a Default or Event of Default in the payment of principal of, or the premium, if any, or interest or Liquidated Damages, if any, on the Securities, or (ii) in respect of a covenant or provision hereof which under Article 9
                                                                 ---------
hereof cannot be modified or amended without the consent of the Holder of each Outstanding Security affected thereby.

     Upon any such waiver, such Default or Event of Default will cease to exist for every purpose under this Indenture, but no such waiver will extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Any such waiver may (but need not) be given in connection with a tender offer or exchange offer for the Securities.

     5.14 WAIVER OF STAY.

     Each of the Company and the Subsidiary Guarantors covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Subsidiary Guarantor from paying all or any portion of the principal of (premium, if any, on) or interest on the Securities as contemplated herein, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Subsidiary Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6
                                  THE TRUSTEE

     6.1  DUTIES OF TRUSTEE.

     (a) If an Event of Default has occurred and is continuing, the Trustee will exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations will be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, and will be fully protected in so relying, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, the Trustee will examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (iii) No provisions of this Indenture will be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (A) this subsection will not be construed to limit the effect of Section 6.1(a);
             --------------

                 (B) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (C) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12; and
                                     ------------

                 (D) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (iv) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     6.2  CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 6.1 hereof:

     (a) the Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein will be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee will deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders will have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee will not he bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may reasonably see fit, and, if the Trustee will determine to make such further inquiry or investigation, it will be entitled to examine, during the business hours and upon reasonable notice the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee, will not be responsible, for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee will not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (i) the Trustee will not be deemed to have notice or knowledge of any matter (including any Default or Event of Default) unless a Responsible Officer has actual knowledge thereof or unless written notice thereof is received by the Trustee at its Corporate Trust Office and such notice references the Securities generally, the Company or this Indenture;

     (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

     (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     The Trustee will not be required to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it will have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     6.3  TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities and the notations of Subsidiary Guarantees thereon, except for the Trustee's certificates of authentication, will be taken as the statements of the Company or the Subsidiary Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Subsidiary Guarantees or the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform, its obligations hereunder, and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee will not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     6.4  MAY HOLD SECURITIES.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, the Subsidiary Guarantors or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311 in the case of the Trustee, may otherwise deal with the Company and the Subsidiary Guarantors with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

     6.5  MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Subsidiary Guarantor.

     6.6  COMPENSATION AND REIMBURSEMENT.

     The Company agrees:

     (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's willful misconduct, negligence or bad faith; and

     (c) to indemnify each of the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, liability or expense incurred without willful misconduct, negligence or bad faith on its part, (a) arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or (b) in connection with enforcing this indemnification provision.

     The obligations of the Company under this Section 6.6 to compensate the
                                               -----------
Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee will not be subordinated to the payment of Senior Indebtedness pursuant to Article 14 hereof and will
                                                  ----------
constitute additional indebtedness hereunder and will survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding. As security for the performance of such obligations of the Company, the Trustee will have a claim and lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for payment of principal of (and premium, if any, on) or interest on particular Securities. Such lien will survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding.

     When the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in paragraph (viii) or (ix) of Section 5.1 of
                                                                -----------
this Indenture, such expenses and the compensation for such services are intended to constitute expenses of administration under any Insolvency or Liquidation Proceeding.

     6.7  CORPORATE TRUSTEE REQUIRED: ELIGIBILITY.

     There will at all times be a Trustee hereunder which will be eligible to act as Trustee, under TIA Section 310(a)(1) and will have a combined capital and surplus of at least $10,000,000 in the case of the initial Trustee hereunder and $50,000,000 in the case of any successor Trustee. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.7, the combined capital and surplus of such
                 -----------
corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner with which the effect hereinafter specified in this Article 6.
                  ---------

     6.8  CONFLICTING INTERESTS.

     The Trustee will comply with the provisions of Section 310(b) of Trust Indenture Act; provided, however, that there will be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     6.9  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 6 will become effective until the
                                   ---------
acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10 hereof.
                           ------------

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.10 hereof will not have been delivered to the Trustee within 30 days
------------
after the giving of such notice of resignation, the resigning Trustee may petition, at the Company's expense, any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d) If at any time:

          (i)    the Trustee will fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

          (ii)   the Trustee will cease to be eligible under Section 6.7 hereof
                                                             -----------
     and will fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

          (iii) the Trustee will become incapable of acting or will be adjuged bankrupt or insolvent or a receiver of the Trustee or of its property will be appointed or any public officer will take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company, by a Board Resolution, may remove the Trustee, or (2) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee will resign, be removed or become incapable of acting, or if a vacancy will occur in the office of Trustee for any cause, the Company, by a Board Resolution, will promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee will be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee will have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. The evidence of such successorship may, but need not be, evidenced by a supplemental indenture.

     (f) The Company will give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 15.5 hereof. Each notice will
                                         ------------
include the name of the successor Trustee and the address of its Corporate Trust Office.

     6.10  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder will execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee will become effective and such successor Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee will, upon payment of all amounts, due it under
Section 6.6 hereof, execute and deliver an instrument transferring to such
-----------
successor Trustee all the rights, powers and trusts of the retiring Trustee and will duly assign, transfer and deliver to such successor Trustee all money and other Property held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee will accept its appointment unless at the time of such acceptance such successor Trustee will be qualified and eligible under this
Article 6.
---------

     6.11  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee will be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, will be the successor of the Trustee hereunder, provided such corporation will be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or
                    ---------
any further act on the part of any of the parties hereto. In case any Securities will have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities will not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates will have the full force which it is anywhere in the Securities or in this Indenture; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee will apply only to its successor or successors by merger, conversion or consolidation.

     6.12  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee will be or become a creditor of the Company (or any other obligor under the Securities), the Trustee will be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     6.13  NOTICE OF DEFAULTS.

     Within 90 days after the occurrence of any Default hereunder, the Trustee will transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default will have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium. if any, on) Liquidated Damages, if any, or interest on any Security, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                                   ARTICLE 7
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     7.1   HOLDERS' LISTS; HOLDER COMMUNICATIONS; DISCLOSURES RESPECTING
HOLDERS.

     The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. Neither the Company, any Subsidiary Guarantor nor the Trustee will be under any responsibility with regard to the accuracy of such list. If the Trustee is not the Security Registrar, the Company will furnish to the Trustee semi-annually before each Regular Record Date, and at such other times as the Trustee may reasonably request in writing, a list, in such form as the Trustee may reasonably request, as of such date of the names and addresses of the Holders then known to the Company. The Company and the Trustee will also satisfy any other requirements imposed upon each of them by TIA Section 312(a).

     Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Securities.

     Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors, the Security Registrar and the Trustee that none of the Company, the Subsidiary Guarantors, the Security Registrar or the Trustee, or any agent of any of them, will be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, that each of such Persons will have the protection of TIA Section 312(c) and that the Trustee will not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

     7.2  REPORTS BY TRUSTEE.

     Within 60 days after April 30 of each year commencing with April 30, 2002, the Trustee will transmit by mail to the Holders, as their names and addresses appear in the Security Register, a brief report dated as of such in accordance with and to the extent required under TIA Section 313(a). The Trustee will also comply with TIA Sections 313(b) and 313(c).

     The Company will promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system and of any delisting thereof.

     A copy of each Trustee's report, at the time of its mailing to Holders of Securities, will be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

     7.3  REPORTS BY COMPANY.

     The Company will:

     (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then the Company will file with the Trustee such information, documents or reports as required pursuant to Section 10.9 hereof;
                                             ------------

     (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (c) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports (without exhibits except to the extent required by TIA Section 313(c)) required to be filed by the Company pursuant to paragraph (i) or (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

     (d) Delivery of such reports, information and documents to the Trustee pursuant to this Section 6.3 is for informational purposes only and the
                 -----------
Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE 8
            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OF OR LEASE

     8.1  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Company shall not, in any single transaction or a series of related transactions, merge or consolidate with or into any other Person, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any Person or group of Affiliated Persons, and the Company shall not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any other Person or group of Affiliated Persons, unless at the time and after giving effect thereto:

     (a) either (a) if the transaction is a merger or consolidation, the Company will be the surviving Person of such merger or consolidation, or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the Properties of the Company or its Restricted Subsidiaries, as the case may be, are sold, assigned, conveyed, transferred, leased or otherwise disposed of (any such surviving Person or transferee Person being the "Surviving Entity") will be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and will, in either case, expressly assume by a supplemental indenture to this Indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and, in each case, this Indenture will remain in full force and effect;

     (b) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries in connection with or as a result of such transaction or transactions as having been incurred at the time of such transaction or transactions), no Default or Event of Default will have occurred and be continuing;

     (c) except in the case of the consolidation or merger of any Restricted Subsidiary with or into the Company, immediately after giving effect to such transaction or transactions on a pro forma basis, the Consolidated Net Worth of the Company (or the Surviving Entity if the

Company is not the continuing obligor under this Indenture) is at least equal to the Consolidated Net Worth of the Company immediately before such transaction or transactions;

     (d) except in the case of the consolidation or merger of the Company with or into a Wholly Owned Restricted Subsidiary or any Restricted Subsidiary with or into the Company or any Wholly Owned Restricted Subsidiary, immediately before and immediately after giving effect to such transaction or transactions on a pro forma basis (on the assumption that the transaction or transactions occurred on the first day of the period of four full fiscal quarters ending immediately prior to the consummation of such transaction or transactions, with the appropriate adjustments with respect to the transaction or transactions being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) could incur $1.00 of additional Indebtedness (excluding Permitted Indebtedness) under
Section 10.12(a) hereof;
----------------

     (e) if any of the Properties of the Company or any of its Restricted Subsidiaries would, upon such transaction or series of related transactions, become subject to any Lien (other than a Permitted Lien), the creation or imposition of such Lien will have been in compliance with Section 10.15 hereof;
                                                          -------------

     (f) if the Company is not the continuing obligor under this Indenture, then any Subsidiary Guarantor, unless it is the Surviving Entity, will have by supplemental indenture to this Indenture confirmed that its Subsidiary Guarantee of the Securities will apply to the Surviving Entity's obligations under this Indenture and the Securities; and

     (g) the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) will have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, (a) an Officers' Certificate stating that such consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Indenture and (b) an Opinion of Counsel stating that the requirements of clause (i) of this paragraph have been satisfied.

     8.2  SUCCESSOR SUBSTITUTED.

     Upon any consolidation of the Company with or merger of the Company into any other corporation or any sale, assignment, lease, conveyance, transfer or other disposition of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis in accordance with

Section 8.1 hereof, in which the Company is not the continuing corporation, the
-----------
Surviving Entity will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein, and in the event of any such sale, assignment, lease, conveyance, transfer or other disposition, the Company (which term will for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which will theretofore become such in the manner described in Section 8.1 hereof), except
                                                   -----------
in the case of a lease, will be discharged of all obligations and covenants under this Indenture and the Securities and the Company may be dissolved and liquidated and such dissolution and liquidation will not cause a Change of Control under clause (iii) of the definition thereof to occur unless the merger, or the sale, assignment, lease, conveyance, transfer or other disposition of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any Person otherwise results in a Change of Control.

                                   ARTICLE 9
                            SUPPLEMENTAL INDENTURES

     9.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, each of the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee upon Company Request, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

     (b) to add any covenant for the benefit of the Holders or that does not adversely affect the interests of any such holders in any material respect or to surrender any right or power herein conferred upon the Company; or

     (c)  to add any additional Events of Default; or

     (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Sections 6.9 and 6.10
                                                    ---------------------
hereof, or

     (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture provided that such action will not adversely affect the interests of the Holders in any material respect; or

     (f) to secure the Securities pursuant to the requirements of this Indenture; or

     (g) to add any Restricted Subsidiary as an additional Subsidiary Guarantor as provided in Section 10.13(a) hereof or to evidence the succession of another
               ----------------
Person to any Subsidiary Guarantor pursuant to Section 13.2(b) hereof and the
                                               ---------------
assumption by any such successor of the covenants and agreements of such Subsidiary Guarantor contained herein, in the Securities and in the Subsidiary Guarantee of such Subsidiary Guarantor; or

     (h) to release a Subsidiary Guarantor from its Subsidiary Guarantee pursuant to Section 13.3 hereof; or
            ------------

     (i) to provide for uncertificated Securities in addition to or in place of certificated Securities;

     (j) provide for the assumption of the Company's obligations to holders of Securities in the case of a merger or consolidation; or

     (k) to comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

     9.2  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities (which consent may, but need not, be given in connection with any tender offer or exchange offer for the Securities), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, each of the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee upon Company Request, may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture will, without the consent of the Holder of each Outstanding Security affected thereby:

     (a) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

     (b) reduce the principal of or change the Stated Maturity of the principal of, or any installment of interest on, any Security or waive any of the provisions with respect to the redemption of the Securities, except as provided below with respect to Sections 10.16 and 10.17 hereof;
                      ------------------------

     (c) reduce the rate of or change the time for payment of interest, including Defaulted Interest, on any Security;

     (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate, principal amount of the then Outstanding Securities and a waiver of the payment default that resulted from such acceleration);

     (e) make any Security payable in money other than that stated in the Securities;

     (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Securities;

     (g) waive a redemption payment with respect to any Security (other than a payment required by Section 10.16 or 10.17 hereof); or
                    -------------    -----

     (h) make any change in the rights of holders to receive payment of principal and interest as provided in Sections 5.8, 5.13, or 10.20 hereof or in
                                               -------------------
the foregoing amendment and waiver provisions; or

     (i) modify any provisions of this Indenture relating to the relative ranking of the Securities or the Subsidiary Guarantees in a manner adverse to the Holders thereof.

     It will not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act will approve the substance thereof.

     9.3  EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article 9 or the modifications thereby
                                         ---------
of the trusts created by this Indenture, the Trustee will be entitled to receive, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     9.4  EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article 9, this
                                                                 ---------
Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder will be bound thereby.

     9.5  CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article 9 will
                                                            ---------
conform to the requirements of the Trust Indenture Act as then in effect.

     9.6  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and will if required by
                                        ---------
the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company will so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, with the notations of Subsidiary Guarantees thereon executed by the Subsidiary Guarantors, and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     9.7  NOTICE OF SUPPLEMENTAL INDENTURES AND WAIVERS.

     Promptly after (i) the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.2 hereof or (ii)
                                                     -----------
a waiver under Section 5.13 or 10.20 hereof becomes effective, the Company will
               ---------------------
give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 15.5 hereof, setting forth in general terms the
                       ------------
substance of such supplemental indenture or waiver, as the case may be.

     9.8   EFFECT ON SENIOR INDEBTEDNESS.

     No supplemental indenture will adversely affect the rights of the holders of Senior Indebtedness under Article 14 hereof or the holders of Guarantor
                             ----------
Senior Indebtedness under Sections 13.8 - 13.11, 13.13 - 13.16, and 13.19 hereof
                          -----------------------------------------------
unless expressly consented to in writing by or on behalf of such holders (or by any specified percentage of holders of a class of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, required to consent thereto pursuant to the terms of the agreement or instrument creating, evidencing or governing such Senior Indebtedness or Guarantor Senior Indebtedness as the case may be), in which event such supplemental indenture will be binding on all successors and assigns of such holders and on all persons who become holders of such Senior Indebtedness or Guarantor Senior Indebtedness issued after the date of such amendment or modification.

                                   ARTICLE 10
                                   COVENANTS

     10.1  PAYMENT OF SECURITIES.

     The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest and Liquidated Damages, if any, on the Securities in The City of New York, New York in accordance with the terms of the Securities and this Indenture.

     10.2  MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities, the Subsidiary Guarantees and this Indenture may be served. The Corporate Trust Office of the Trustee will be such office or agency of the Company, unless the Company will designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such Office or agency. If at any time the Company will fail to maintain any such required office or agency or will fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentation, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

     10.3  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

     If the Company will at any time act as its own Paying Agent, it will, on or before 11:00 a.m. Eastern Time, on each due date of the principal of (and
                  ------------
premium, if any, on) or interest on
any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sum will be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company will have one or more Paying Agents for the Securities, it will on or before 11:00 a.m. Eastern Time, on each due date of
                                            ------------
the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent immediately available funds in a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such funds to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

     The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of the principal of (and premium, if any,), interest or Liquidated Damages, if any, on Securities in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such sums.

     Subject to applicable escheat and abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable will be paid to the Company on Company Request, or (if then held by the Company) will be discharged from such trust; and the Holder of such Security will thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New

York, notice that such money remains unclaimed and that, after a date specified herein, which will not be less than 30 days from the date of each publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     10.4  CORPORATE EXISTENCE.

     Except as expressly permitted by Article 98 hereof, Section 10.17 hereof or
                                      ----------         -------------
other provisions of this Indenture, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company will not be required to preserve any such existence of its Restricted Subsidiaries, rights or franchises, if the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not disadvantageous in any material respect to the Holders.

     10.5  PAYMENT OF TAXES AND OTHER CLAIMS.

     The Company will pay or discharge or cause to be paid or discharged, before the same will become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or Property of the Company or any Restricted Subsidiary and (ii) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the Property of the Company or any Restricted Subsidiary; provided, however, that the Company will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made in accordance with GAAP.

     10.6  MAINTENANCE OF PROPERTIES.

     The Company will cause all material Properties owned by the Company or any Restricted Subsidiary and used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted), all as in the judgment of the Company or such Restricted Subsidiary may be necessary so that its or its Restricted Subsidiary's business may be properly and advantageously conducted at all times; provided, however, that nothing in this Section will prevent the Company or any Restricted Subsidiary from discontinuing the maintenance of any of such Properties if such discontinuance is, in the judgment of the Company or such Restricted Subsidiary, as the case may be, desirable in the conduct of the business of the Company or such Restricted Subsidiary and not disadvantageous in any material respect to the Holders. Notwithstanding the foregoing, nothing contained in this Section 10.6 will limit
                                                         ------------
or impair in any way the right of the Company and its Restricted Subsidiaries to sell, divest and otherwise to engage in transactions that are otherwise permitted by this Indenture.

     10.7  INSURANCE.

     The Company will at all times keep all of its, and cause its Restricted Subsidiaries to keep their, Properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character and in a similar location is usually so insured by corporations similarly situated and owning like Properties.

     The Company or any Restricted Subsidiary may adopt such other plan or method of protection, in lieu of or supplemental to insurance with insurers, whether by the establishment of an insurance fund or reserve to be held and applied to make good losses from casualties, or otherwise, conforming to the systems of self-insurance maintained by corporations similarly situated and in a similar location and owning like Properties, as may be determined by the Board of Directors of the Company or such Restricted Subsidiary.

     10.8  STATEMENT BY OFFICER AS TO DEFAULT.

     (a) The company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company and within 45 days of the end of each of the first, second and third quarters of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Restricted Subsidiaries during the preceding fiscal quarter or fiscal year, as applicable, has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of such Officer's knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and no Default or Event of Default has occurred and is continuing (or, if a Default or Event of Default will have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto). Such Officers' Certificate will comply with TIA
Section 314(a)(4). For purposes of this Section 10.8(a), such compliance will be
                                        ---------------
determined without regard to any period of grace or requirement of notice under this Indenture.

     (b) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee forthwith upon any of its Officers becoming aware of any Default or Event of Default an Officers' Certificate specifying such Default or Event of Default and what action the Company proposes to take with respect thereto.

     10.9  PROVISION OF FINANCIAL INFORMATION.

     The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or 15 of the Exchange Act.

     The Company will also (a) file with the Trustee (with exhibits), and provide to each Holder of Securities (without exhibits), without cost to such Holder, copies of such reports and documents within 30 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required and, (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, the Company will supply at its cost copies of such reports and documents (including any exhibits thereto) to any Holder of Securities, securities analyst or prospective purchaser of any Securities promptly upon written request given in accordance with Section 15.4 hereof.
     ------------

     Delivery of such reports, information and documents to the Trustee pursuant to this Section 10.9 is for informational purposes only and the Trustee's
        ------------
receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     10.10  LIMITATION ON RESTRICTED PAYMENTS.

     (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, take the following actions:

            (i) declare or pay any dividend or make any distribution on account of the Company's Capital Stock (other than dividends or distributions payable solely in shares of Qualified Capital Stock of the Company or in options, warrants or other rights to purchase Qualified Capital Stock of the Company);

            (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any Affiliate thereof (other than any Wholly Owned Restricted Subsidiary) or any options, warrants or other rights to acquire such Capital Stock;

            (iii) make any principal payment on, or repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled principal payment, scheduled sinking fund payment or maturity, any Pari Passu Indebtedness or Subordinated Indebtedness, except (1) pursuant to a Pari Passu Offer or out of a Net Proceeds Deficiency pursuant to Section 10.17
                                                                 -------------
     hereof or (2) upon a Change of Control to the extent (and only to the extent) required by the indenture or other agreement or instrument pursuant to which such Pari Passu Indebtedness or Subordinated Indebtedness was issued, provided that the Company is then in compliance with its obligations under Section 10.16 hereof;
                       -------------

            (iv) declare or pay any dividend on, or make any distribution to the holders of, any shares of Capital Stock of any Restricted Subsidiary (other than payments made pro rata to all holders of such Capital Stock) or purchase, redeem or otherwise acquire or retire for value any Capital Stock of any Restricted Subsidiary or any options, warrants or other rights to acquire any such Capital Stock (other than with respect to any such Capital Stock held by the Company or any Wholly Owned Restricted Subsidiary of the Company); or

            (v)    make any Investment (other than any Permitted Investment);

(such payments or other actions described in (but not excluded from) clauses (i) through (v) are collectively referred to as "Restricted Payments"), unless at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, will be the amount determined by the Board of Directors of the Company, whose determination will be conclusive and evidenced by a Board Resolution): (1) no Default or Event of Default will have occurred and be continuing, (2) the Company could incur $1.00 of additional Indebtedness (excluding Permitted Indebtedness) in accordance with Section
                                                                   -------
10.12(a) hereof, and (3) the aggregate amount of all Restricted Payments
--------
declared or made after the date of the 1997 Indenture will not exceed the sum (without duplication) of the following:

               (A) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the month in which the 1997 Indenture was signed and ending on the last day of the Company's last fiscal quarter ending prior to the date of such proposed Restricted Payment (or, if such aggregate Consolidated Net Income will be a loss, minus 100% of such loss), plus

               (B) the aggregate net cash proceeds received after the date of the 1997 Indenture by the Company as capital contributions to the Company (other than from any Restricted Subsidiary), plus

               (C) the aggregate net cash proceeds received after the date of the 1997 Indenture by the Company from the issuance or sale (other than to any of its Restricted Subsidiaries) of shares of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such shares of Qualified Capital Stock of the Company, plus

               (D) the aggregate net cash proceeds received after the date of the 1997 Indenture by the Company (other than from any of its Restricted Subsidiaries) upon the exercise of any options, warrants or rights to purchase shares of Qualified Capital Stock of the Company, plus

               (E) the aggregate net cash proceeds received after the date of the 1997 Indenture by the Company from the issuance or sale (other than to any of its Restricted Subsidiaries) of debt securities or shares of Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company, together with the aggregate cash received by the Company at the time of such conversion or exchange, plus

               (F) to the extent not otherwise included in the Company's Consolidated Net Income, an amount equal to the net reduction in any investment made by the Company and its Restricted Subsidiaries subsequent to the date of the 1997 Indenture in any Person resulting from (i) payments of interest on debt, dividends, repayments of loans or advances, or other transfers or distributions of property, in each case to the Company or any Restricted Subsidiary from any Person, and in an amount not to exceed the book value of such investment previously made in such Person that was treated as Restricted Payments, or (ii) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary, in each case in an amount not to exceed the lesser of (x) the book value of such investment previously made in such Unrestricted Subsidiary that was treated as Restricted Payments, and (y) the fair market value of such Unrestricted Subsidiary, plus

                 (G)       $10,000,000.

     (b) Notwithstanding paragraph (a) above, the Company and its Restricted Subsidiaries may take the following actions so long as (in the case of clauses
(ii), (iii), (iv) and (v) below no Default or Event of Default will have occurred and be continuing):

          (i) the payment of any dividend on any Capital Stock of the Company or any Restricted Subsidiary within 60 days after the date of declaration thereof, if at such declaration date such declaration complied with the provisions of paragraph (a) above (and such payment will be deemed to have been paid on such date of declaration for purposes of any calculation required by the provisions of paragraph (a) above);

          (ii) the repurchase, redemption or other acquisition or retirement of any shares of any class of Capital Stock of the Company or any Restricted Subsidiary, in exchange for, or out of the aggregate net cash proceeds of, a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock of the Company;

          (iii) the repurchase, redemption, repayment, defeasance or other acquisition or retirement for value of any Pari Passu Indebtedness or Subordinated Indebtedness (other than Redeemable Capital Stock) in exchange for or out of the aggregate net cash proceeds of, a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock of the Company;

          (iv) the purchase, redemption, repayment, defeasance or other acquisition or retirement for value of Pari Passu Indebtedness or Subordinated Indebtedness in exchange for, or out of the aggregate net cash proceeds of, a substantially concurrent incurrence (other than to a Restricted Subsidiary) of, Pari Passu Indebtedness or Subordinated Indebtedness so long as (1) the principal amount of such new Indebtedness does not exceed the principal amount (or, if such Pari Passu Indebtedness or Subordinated Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Indebtedness being so purchased, redeemed, repaid, defeased, acquired or retired, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus the amount of expenses of the Company incurred in connection with such refinancing,
     (2) such new Indebtedness is pari passu with or subordinated to the Securities at least to the same extent as such Indebtedness so purchased, redeemed, repaid, defeased, acquired or retired, (3) such new Indebtedness has an Average Life to Stated Maturity that is longer than the Average Life to Stated Maturity of the Securities and such new Indebtedness has a Stated Maturity for its final scheduled principal payment that is at least 91 days later than the Stated Maturity for the final scheduled principal payment of the Securities; and

          (v) the purchase, redemption, repayment, or other acquisition or retirement for value of the 1997 Securities, on a pro-rata basis with the Securities.

The actions described in clauses (i) and (iii) of this paragraph (b) will be Restricted Payments that will be permitted to be taken in accordance with this paragraph (b) but will reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) (provided that any dividend paid pursuant to clause (i) of this paragraph (b) will reduce the amount that would otherwise be available under clause (3) of paragraph (a) when declared, but not also when subsequently paid pursuant to such clause (i)), and the actions described in clauses (ii), (iv) and (v) of this paragraph (b) will be Restricted Payments that will be permitted to be taken in accordance with this paragraph and will not reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a). Further, the Company or any Restricted Subsidiary may make a Restricted Payment, if at the time the Company or any Restricted Subsidiary first incurred a commitment for such Restricted Payment such Restricted Payment could have been made in accordance with this Indenture; provided that all commitments incurred and outstanding will be treated as if such commitments were Restricted Payments expended by the Company or a Restricted Subsidiary at the time the commitments were incurred, except that commitments incurred and outstanding which are treated as a Restricted Payment expended by the Company or a Restricted Subsidiary and which are terminated will no longer be treated as a Restricted Payment expended by the Company or a Restricted Subsidiary upon the termination of such commitment for such purposes; and provided, further, that at the time such Restricted Payment is made no Default or Event of Default will have occurred and be continuing and the Company could incur $1.00 of additional Indebtedness (excluding Permitted Indebtedness) in accordance with Section 10.12(a) hereof.
                                 ----------------

     (c)  In computing Consolidated Net Income of the Company under paragraph
(a) above, (i) the Company will use audited financial statements for the portions of the relevant period for which audited financial statements are available on the date of determination and unaudited financial statements and other current financial data based on the books and records of the Company for the remaining portion of such period and (ii) the Company will be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of the Company that are available on the date of determination. If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment would in the good faith determination of the Company be permitted under the requirements of this Indenture, such Restricted Payment will be deemed to have been made in compliance with this Indenture notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Consolidated Net Income of the Company for any period.

     10.11  LIMITATION ON OTHER SENIOR SUBORDINATED INDEBTEDNESS.

     The Company will not (i) incur (as such term is defined in Section 10.12(a)
                                                                ----------------
hereof), or permit to remain outstanding, any Indebtedness (including Acquired Indebtedness and Permitted Indebtedness) other than the Securities, that is subordinated in right of payment to any Senior Indebtedness, unless such Indebtedness is also pari passu with, or subordinated in right of payment to, the Securities pursuant to subordination provisions substantially similar to those contained in this Indenture, and (ii) permit any Subsidiary Guarantor to incur, or to permit to remain outstanding, any Indebtedness (including Acquired Indebtedness and Permitted Indebtedness) other than such Subsidiary Guarantor's Subsidiary Guarantee, that is subordinated in right of payment to any Guarantor Senior Indebtedness unless such Indebtedness is also pari passu with, or subordinated in right of payment to, such Subsidiary Guarantee pursuant to subordination provisions substantially similar to those contained in this Indenture.

     10.12  INCURRENCE OF INDEBTEDNESS.

     (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume, guarantee or otherwise become directly or indirectly liable for the payment of (collectively, "incur") any Indebtedness (including any Acquired Indebtedness), other than Permitted Indebtedness, unless
(a) at the time of such event and after giving effect thereto on a pro forma basis the Company's Consolidated Fixed Charge Coverage Ratio for the four full fiscal quarters immediately preceding such event, taken as one period, would have been at least equal to 2.5 to 1.0 and (b) no Default or Event of Default will have occurred and be continuing at the time such additional Indebtedness is incurred or would occur as a consequence of the incurrence of the additional Indebtedness.

     (b) The amount of any guarantees by the Company or any Restricted Subsidiary of any Indebtedness of the Company or one or more Restricted Subsidiaries will not be deemed to be outstanding or incurred for purposes of this Section 10.12 hereof in addition to the amount of Indebtedness which it
     -------------
guarantees.

     10.13  LIMITATION ON GUARANTEES OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES.

     (a) The Company will not permit any Restricted Subsidiary that is not a Subsidiary Guarantor to guarantee the payment of any Indebtedness of the Company unless: (a) (1) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Subsidiary Guarantee of the Securities by such Restricted Subsidiary, which Subsidiary Guarantee will be subordinated to Guarantor Senior Indebtedness (but no other Indebtedness) to the same extent that the Securities are subordinated to Senior Indebtedness and
(2) with respect to any guarantee of Subordinated Indebtedness by a Restricted Subsidiary, any such guarantee will be subordinated to such Restricted Subsidiary's Subsidiary Guarantee at least to the same extent as such Subordinated Indebtedness is subordinated to the Securities; (b) such Restricted Subsidiary waives and agrees not in any manner whatsoever to claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guarantee until such time as the obligations guaranteed thereby are paid in full; and (c) such Restricted Subsidiary will deliver to the Trustee an Opinion of Counsel to the effect that such Subsidiary Guarantee has been duly executed and authorized and constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including, without limitation, all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity; provided that this paragraph (i) will not be applicable to any guarantee of any Restricted Subsidiary that (x) existed at the time such Person became a Restricted Subsidiary of the Company and (y) was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary of the Company.

     (b) Notwithstanding the foregoing and the other provisions of this Indenture, any Subsidiary Guarantee incurred by a Restricted Subsidiary pursuant to this Section 10.13 will provide by its terms that it will be automatically
        -------------
and unconditionally released and discharged upon the terms and conditions set forth in Section 13.3 hereof.
         ------------

     10.14 LIMITATION ON ISSUANCE AND SALE OF CAPITAL STOCK BY RESTRICTED SUBSIDIARIES.

     The Company (i) will not permit any Restricted Subsidiary to issue any Capital Stock (other than to the Company or a Restricted Subsidiary) and (ii) will not permit any Person (other than the Company or a Restricted Subsidiary) to own any Capital Stock of any Restricted Subsidiary, except, in each case, for
(a) directors' qualifying shares, (b) Capital Stock of a Restricted Subsidiary organized in a foreign jurisdiction required to be issued to, or owned by, the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction in order for such Restricted Subsidiary to transact business in such foreign jurisdiction, (c) a sale of Capital Stock of a Restricted Subsidiary effected in accordance with Sections 10.10 and 10.17
                                                  ------------------------
hereof, (d) the issuance of Capital Stock by a Restricted Subsidiary to a Person other than the Company or a Restricted Subsidiary which issuance was made in accordance with Sections 10.10 and 10.17 hereof and (e) the Capital Stock of a
                ------------------------
Restricted Subsidiary owned by a Person at the time such Restricted Subsidiary became a Restricted Subsidiary or acquired by such Person in connection with the formation of the Restricted Subsidiary; provided, however, that any Capital Stock retained by the Company or a Restricted Subsidiary in the case of clauses
(c), (d) or (e) will be treated as an Investment for purposes of Section 10.10,
                                                                 -------------
if the amount of such Capital Stock represents less than a majority of the Voting Stock of such Restricted Subsidiary.

     10.15  LIMITATION ON LIENS.

     The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind, except for Permitted Liens, upon any of their respective Properties, whether owned prior to or acquired after the date of the 1997 Indenture, or any income or profits therefrom to secure any Pari Passu Indebtedness or Subordinated Indebtedness, unless prior to or contemporaneously therewith the Securities are directly secured equally and ratably, provided that (i) if such secured Indebtedness is Pari Passu Indebtedness, the Lien securing such Pari Passu Indebtedness will be subordinate and junior to, or pari passu with, the Lien securing the Securities and (ii) if such secured Indebtedness is Subordinated Indebtedness, the Lien securing such Subordinated Indebtedness will be subordinate and junior to the Lien securing the Securities at least to the same extent as such Subordinated Indebtedness is subordinated to the Securities.

     10.16  PURCHASE OF SECURITIES UPON CHANGE OF CONTROL.

     (a) Upon the occurrence of a Change of Control, each Holder of Securities will have the right to require the Company to repurchase all or any part, (equal to $1,000 or an integral part thereof) of such holder's Securities, pursuant to the offer described in Section 10.16(b) hereof (the "Change of
                                   ----------------
Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, (the

"Change of Control Purchase Price"), to the date of purchase (the "Change of Control Payment Date"). The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer at the same or a higher purchase price, at the same times and otherwise in substantial compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

     (b) Within 30 calendar days after the date of any Change of Control, the Company or the Trustee at the request and the expense of the Company, will send to each Holder, in the manner provided in Section 15.5 a notice (the "Change of
                                          ------------
Control Notice") prepared by the Company describing the transaction or transactions that constitute the Change of Control and stating:

          (i) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to this Section 10.16, and that all Securities
                                          -------------
     that are timely tendered will be accepted for payment;

          (ii) the Change of Control Purchase Price and the Change of Control Payment Date, which date will be a Business Day no earlier than 30 calendar days nor later than 60 calendar days subsequent to the date such notice is mailed;

          (iii) that any Securities or portions thereof not tendered or accepted for payment will continue to accrue interest;

          (iv) that, unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Securities or portions thereof accepted for payment pursuant to the Change of Control Offer will cease to accrue interest from and after the Change of Control Payment Date;

          (v) that any Holder electing to have any Securities or portions thereof purchased pursuant to a Change of Control Offer will be required to surrender such Securities, with the form to elect purchase by the Company pursuant to this Section 10.16 completed, to the Paying Agent at the
                      -------------
     address specified in the notice, prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

          (vi) that any Holder will be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter, setting forth the name of the Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing such Holder's election to have such Securities or portions thereof purchased pursuant to the Change of Control Offer;

          (vii) that any Holder electing to have Securities purchased pursuant to the Change of Control offer must specify the principal amount that is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof;

          (viii)  if Definitive Securities have been issued pursuant to Section
                                                                        -------
     3.5, that any Holder of Definitive Securities whose Definitive Securities
     ---
     are being purchased only in
     part will be issued new Definitive Securities equal in principal amount to the unpurchased portion of the Definitive Securities surrendered, which unpurchased portion will be equal in principal amount to $1,000 or an integral multiple thereof; and

          (ix) any other information necessary to enable any Holder to tender Securities and to have such Securities purchased pursuant to this Section
                                                                       -------
     10.16.
     -----

     (c) On the Change of Control Payment Date, the Company will, to the extent lawful: (a) accept for payment all Securities or portions thereof properly tendered pursuant to the Change of Control Offer; (b) irrevocably deposit with the Paying Agent, by 11:00 a.m. Eastern Time, on such date, in immediately
                                ------------
available funds, an amount equal to the Change of Control Purchase Price in respect of all Securities or portions thereof so accepted; and (c) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company. The Paying Agent will promptly mail, in the manner provided in Section 15.5, to each Holder of Securities or
                                ------------
portions thereof so accepted for payment the Change of Control Purchase Price for such Securities or portions thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 10.16, the Trustee
                                                     -------------
will act as the Paying Agent.

     (d) Upon surrender and cancellation of a Definitive Security that is purchased in part pursuant to the Change of Control Offer, the Company will promptly issue and the Trustee will authenticate and mail (or cause to be transfered by book entry) to the surrendering Holder of such Definitive Security a new Definitive Security equal in principal amount to any unpurchased portion of the surrendered Definitive Security, if any; provided that each such new Definitive Security will be in a principal amount of $1,000 or an integral multiple thereof.

     (e) The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that a Change of Control occurs and the Company is required to purchase Securities as described in this Section 10.16.
                                                                -------------
To the extent that the provisions of any securities laws or regulations conflict with the provisions relating to the Change of Control Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 10.16 by virtue
                                                   -------------
thereof.

     (f)  Prior to complying with the provisions of this Section 10.16, but in
                                                         -------------
any event within 30 days following a Change of Control, the Company will either repay all outstanding Senior Indebtedness or obtain the requisite consents, if any, under all agreements governing outstanding Senior Indebtedness to permit the repurchase of Securities required by this Section 10.16.
                                              -------------

     10.17  DISPOSITION OF PROCEEDS OF ASSET SALES.

     (a) The Company will not, and will not permit any Restricted Subsidiary to, engage in any Asset Sale unless: (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the Properties sold or otherwise disposed of pursuant to the Asset Sale (as determined by the

Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution); (ii) at least 80% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, in respect of such Asset Sale consists of cash, Cash Equivalents or properties used in the Oil and Gas Business of the Company and its Restricted Subsidiaries; and
(iii) the Company delivers to the Trustee an Officers' Certificate (which Officers' Certificate shall be conclusive) certifying that such Asset Sale complies with clauses (i) and (ii) of this Section 10.17(a). The amount (without
                                                   --------
duplication) of any Indebtedness (other than Subordinated Indebtedness or Pari Passu Indebtedness) of the Company or such Restricted Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company or such Restricted Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness, will be deemed to be cash or Cash Equivalents for purposes of clause (ii) and will also be deemed to constitute a repayment of, and a permanent reduction in, the amount of such Indebtedness for purposes of the following paragraph.

     (b) If the Company or any Restricted Subsidiary engages in an Asset Sale, the Company or such Restricted Subsidiary may either, no later than 365 days after such Asset Sale, (a) apply all or any of the Net Cash Proceeds therefrom to repay Indebtedness (other than Subordinated Indebtedness or Pari Passu Indebtedness) of the Company or any Restricted Subsidiary, provided in each case, that the related loan commitment (if any) is thereby permanently reduced by the amount of such Indebtedness so repaid, or (b) invest all or any part of the Net Cash Proceeds thereof in properties and assets that will be used in the Oil and Gas Business of the Company or its Restricted Subsidiaries, as the case may be. The amount of such Net Cash Proceeds not applied or invested as provided in this paragraph (after the period specified in this paragraph) will constitute "Excess Proceeds."

     (c) When the aggregate amount of Excess Proceeds equals or exceeds $10,000,000 (the "Trigger Date"), the Company will make an offer to purchase, from all Holders of the Securities and holders of any then outstanding Pari Passu Indebtedness required to be repurchased or repaid on a permanent basis in connection with an Asset Sale, an aggregate principal amount of Securities and any such Pari Passu Indebtedness equal to such Excess Proceeds as follows:

          (i) Not later than the 30th day following the Trigger Date, the Company shall (1) give to the Trustee in the manner provided in Section
                                                                     -------
     15.4 hereof and each Holder of the Securities in the manner provided in
     ----
     Section 15.5 hereof, a notice (a "Purchase Notice") offering to purchase (a "Net Proceeds Offer") from all Holders of the Securities the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Payment Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities and the denominator of which is the sum of the outstanding principal amount of the Securities and any such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as hereinafter defined) of all Securities tendered), and (2) to the extent required by any such Pari Passu Indebtedness and provided there is a permanent reduction in the principal amount of such Pari Passu Indebtedness, the Company will make an offer to purchase such Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu

     Indebtedness Amount") equal to the excess of the Excess Proceeds over the Payment Amount.

          (ii) The offer price for the Securities will be payable in cash in an amount equal to 100% of the aggregate principal amount of the Securities tendered pursuant to a Net Proceeds Offer, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date such Net Proceeds Offer is consummated (the "Offered Price"), in accordance with paragraph (iv) of this Section. To the extent that the aggregate Offered Price of the Securities tendered pursuant to a Net Proceeds Offer is less than the Payment Amount relating thereto or the aggregate amount of the Pari Passu Indebtedness that is purchased or repaid pursuant to the Pari Passu Offer is less than the Pari Passu Indebtedness Amount (such shortfall constituting a "Net Proceeds Deficiency"), the Company may use such Net Proceeds Deficiency, or a portion thereof, for general corporate purposes, subject to the limitations of Section 10.10 hereof.
                                   -------------

          (iii) If the aggregate Offered Price of Securities validly tendered and not withdrawn by Holders thereof exceeds the Payment Amount, Securities to be purchased will be selected on a pro rata basis by the Trustee based on the aggregate principal amount of Securities so tendered. Upon completion of a Net Proceeds Offer and a Pari Passu Offer, the amount of Excess Proceeds will be reset to zero.

          (iv) The Purchase Notice will set forth a purchase date (the "Net Proceeds Payment Date"), which will be on a Business Day no earlier than 30 days nor later than 60 days from the Trigger Date. The Purchase Notice will also state (1) that a Trigger Date with respect to one or more Asset Sales has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Offered Price subject to the limitations described in the forgoing paragraph (c), (2) any information regarding such Net Proceeds Offer required to be furnished pursuant to Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, (3) that any Security, or portion thereof, not tendered or accepted for payment will continue to accrue interest, (4) that, unless the Company defaults in depositing money with the Paying Agent in accordance with the last paragraph of clause (iv) of this Section 10.17, or payment is
                                                    -------------
     otherwise prevented, any Security, or portion thereof, accepted for payment pursuant to the Net Proceeds Offer will cease to accrue interest after the Net Proceeds Payment Date, and (5) the instructions a Holder must follow in order to have his Securities repurchased in accordance with paragraph (iv) of this Section.

     (d) Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Purchase Notice prior to the close of business on the third Business Days prior to the Net Proceeds Payment Date. Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Days prior to the Net Proceeds Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders of Definitive Securities whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion will be equal to $1,000 or an integral multiple thereof.

     On the Net Proceeds Payment Date, the Company will (1) accept for payment Securities or portions thereof validly tendered pursuant to a Net Proceeds Offer in an aggregate principal amount equal to the Payment Amount or such lesser amount of Securities as has been tendered, (2) irrevocably deposit with the Paying Agent by 11:00 a.m. Eastern Time, immediately available funds sufficient
                           ------------
to pay the purchase price of all Securities or portions thereof so tendered in an aggregate principal amount equal to the Payment Amount or such lesser amount and (3) deliver or cause to be delivered to the Trustee the Securities so accepted. The Paying Agent will promptly send, in the manner provided in Section
                                                                         -------
15.5, to Holders of the Securities so accepted payment in an amount equal to the
----
purchase price, and the Company will execute and the Trustee will authenticate and mail or make available for delivery to such Holders a new Security equal in principal amount to any unpurchased portion of the Security which any such Holder did not surrender for purchase. Any Securities not so accepted will be promptly mailed or delivered to the Holder thereof. The Company will announce the results of a Net Proceeds Offer on or as soon as practicable after the Net Proceeds Payment Date. For purposes of this Section 10.17, the Trustee will act
                                            -------------
as the Paying Agent.

     (e) The Company will not and will not permit any Restricted Subsidiary to enter into or suffer to exist any agreement that would place any restriction of any kind (other than pursuant to law or regulation) on the right of the Company to make a Net Proceeds Offer following any Asset Sale. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, if applicable, in the event that an Asset Sale occurs and the Company is required to purchase Securities as described in this Section 10.17. To the extent that the provisions of any
                  -------------
securities laws or regulations conflict with the provisions relating to the Net Proceeds Offer, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this
Section 10.17 by virtue thereof.
-------------

     10.18  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

     The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including. without limitation, the sale, purchase, exchange or lease of Property or services) with any Affiliate of the Company (other than the Company or a Restricted Subsidiary) unless: (i) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available in a comparable transaction in arm's length dealings with an unrelated third party, (ii) with respect to a transaction or series of related transactions involving payments in excess of $1,000,000 in the aggregate, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction complies with clause (i) above, (iii) with respect to a transaction or series of transactions involving payments in excess of $5,000,000 but less than $15,000,000 in the aggregate, the Company delivers an Officers' Certificate to the Trustee certifying that (a) such transaction or series of related transactions complies with clause (i) above and (b) such transaction or series of related transactions will have been approved by a majority of the Disinterested Directors of the Company, and (iv) with respect to a transaction or series of transactions involving payments of $15,000,000 or more in the aggregate, the Company delivers an Officers' Certificate to the Trustee certifying that (a) such transaction or series of related transactions complies with clause (i) above, (b) such transaction or series of related transactions will have been approved by a majority of the Disinterested Directors of the Company and (c) the Company will have received the written opinion of a firm of investment bankers nationally recognized in the United States that such transaction or series of transactions is fair, from a financial point of view, to the Company or such Restricted Subsidiary; provided, however, that the foregoing restriction will not apply to: (1) the provision of services and payments under the Master Services Agreement so long as such agreement (including any modifications thereof or amendments thereto entered into on or after the date of this Indenture) has been approved by a majority of the independent directors of the Board of Directors of the Company, (2) loans or advances to officers, directors and employees of the Company or any Restricted Subsidiary made in the ordinary course of business and consistent with past practices of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed $3,000,000 outstanding at any one time, (3) the payment of reasonable and customary regular fees to directors of the Company or any of its Restricted Subsidiaries who are not employees of the Company or any Affiliate, (4) the Company's employee compensation and other benefit arrangements, or (5) indemnities of officers and directors of the Company or any Subsidiary consistent with such Person's bylaws and applicable statutory provisions.

     10.19 LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

     The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to: (i) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock to the Company or any other Restricted Subsidiary; (ii) pay any Indebtedness owed to the Company or any other Restricted Subsidiary; (iii) make an investment in the Company or any other Restricted Subsidiary; or (iv) transfer any of its Properties to the Company or any other Restricted Subsidiary, except in each instance for such encumbrances or restrictions pursuant to: (a) this Indenture, the 1997 Indenture, or the Credit Facility; (b) any other agreement in effect as of the date of this Indenture; (c) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any other Person, or the Properties of any other Person, other than the Person or the Properties of the Person, so acquired; (d) customary restrictions in leases and licenses relating to the Property covered thereby and entered into in the ordinary course of business; or
(e) any agreement that extends, renews, refinances or replaces the agreements containing restrictions in the foregoing clauses (a) through (d), provided that in the case of such agreements referenced in clauses (b) through (d) above, the terms and conditions of any such restrictions are not materially less favorable to the Holders of the Securities than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced, and except with respect to clause (iv) only, (1) restrictions in the form of Liens which are not prohibited under Section 10.15 and which contain customary
                               -------------
limitations on the transfer of collateral and (2) customary restrictions contained in asset sale agreements limiting the transfer of such assets pending the closing of such sale.

     10.20  WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.5 - 10.12, 10.14, 10.15, 10.18,
                                    -------------------------------------------
and 10.19 hereof if, before or after the time for such compliance, the Holders
---------
of at least a majority in aggregate principal amount of the Outstanding Securities and the Subsidiary Guarantors, by Act of such Holders and written agreement of the Subsidiary Guarantors, waive such compliance in such instance with such term, provision or condition, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver will become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition will remain in full force and effect.

     10.21  LIMITATION ON RESTRICTIVE COVENANTS

     Notwithstanding any other provision of this Indenture, the restrictive covenants set forth herein, including, without limitation, those described under
Section 10.10 hereof, shall be and shall be deemed limited to the extent necessary so that the creation, existence and effectiveness of such restrictive covenants shall not result in a breach of Section 10.19 of the 1997 Indenture, which limits dividend and other payment restrictions affecting certain subsidiaries of the Company.



                                  ARTICLE 11
                           REDEMPTION OF SECURITIES

     11.1   RIGHT OF REDEMPTION.

     The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, at any time on or after April 1, 2002, upon not less than 30 nor more than 60 days' notice to each Holder of Securities to be redeemed, subject to the conditions and at the Redemption Prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest and Liquidated Damages, if any, to the applicable Redemption Date.

     Year                                                           Percentage
     ----                                                           ----------
     2002......................................................     105.4375%
     2003......................................................     103.6250%
     2004......................................................     101.8125%
     2005 and thereafter.......................................     100.0000%


     11.2   APPLICABILITY OF ARTICLE.

     Redemption of securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, will be made in accordance with such provision and this Article 11.
                                        ----------

     11.3   ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities pursuant to Section
                                                                      -------
11.1 hereof will be evidenced by a Board Resolution. In case of any redemption
----
at the election of the Company, the Company will, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice will be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and will deliver to the Trustee such documentation and records as will enable the Trustee to select the Securities to be redeemed pursuant to Section 11.4 hereof. Any election to
                                      ------------
redeem Securities will be revocable until the Company gives a notice of redemption pursuant to Section 11.5 hereof to the Holders of Securities to be
                       ------------
redeemed.

     11.4 SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed will be selected not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata or by any other method as the Trustee will deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that any such partial redemption will be in integral multiples of $1,000.

     The Trustee will promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities will relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     11.5 NOTICE OF REDEMPTION.

     Notice of redemption will be given in the manner provided for in Section
                                                                      -------
15.5 hereof not less than 30 nor more than 60 days prior to the Redemption Date,
----
to each Holder of Securities to be redeemed.

     All notices of redemption will state:

     (a)  the Redemption Date;

     (b)  the Redemption Price;

     (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed;

     (d) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section
                                                                        -------
11.7 hereof) will become due and payable upon each such Security, or the portion
----
thereof, to be redeemed, and that, unless the Company will default in the payment of the Redemption Price and any applicable accrued interest, interest thereon will cease to accrue on and after said date;

     (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

     (f)  the CUSIP number, if any.

     Notice of redemption of Securities to be redeemed at the election of the Company will be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Failure to give such notice by mailing to any Holder of Securities or any defect therein will not affect the validity of any proceedings for the redemption of other securities.

     11.6 DEPOSIT OF REDEMPTION PRICE.

     On or before 11:00 a.m. Eastern Time, on any Redemption Date, the Company
                             ------------
will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 10.3 hereof) an amount of money sufficient to pay the Redemption Price
------------
of, and accrued and unpaid interest on, all the Securities which are to be redeemed on such Redemption Date.

     11.7 SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed will, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued and unpaid interest, if any, to the Redemption Date), and from and after such date (unless the Company will default in the payment of the Redemption Price and accrued and unpaid interest) such Securities will cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security will be paid by the Company at the Redemption Price, together with accrued and unpaid interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
                                                                     -------
3.11 hereof.
----

     If any Security called for redemption will not be so paid upon surrender thereof for redemption, the principal (and premium, if any) will, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

     11.8 SECURITIES REDEEMED IN PART.

     Any Security which is to be redeemed only in part will be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 10.2 hereof (with, if the Company or the Trustee so requires, due
------------
endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company will execute, and the Trustee will authenticate and deliver to the Holder of such Security without service charge, a new

Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.


                                  ARTICLE 12
                           DEFEASANCE AND DISCHARGE

     12.1 COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

     The Company may, at its option by Board Resolution, at any time, elect to have either Section 12.2 or 12.3 hereof be applied to all Outstanding
            --------------------
Securities, upon compliance with the conditions set forth below in this Article
                                                                        -------
12.
--

     12.2 DEFEASANCE AND DISCHARGE.

     Upon the Company's exercise under Section 12.1 hereof of the option
                                       ------------
applicable to this Section 12.2. the Company and the Subsidiary Guarantors will
                   ------------
be deemed to have been discharged from their respective obligations with respect to all Outstanding Securities on the date the conditions set forth in Section
                                                                      -------
12.4 hereof are satisfied (hereinafter, "legal defeasance"). For this purpose,
----
such legal defeasance means that the Company and the Subsidiary Guarantors will be deemed (i) to have paid and discharged their respective obligations under the Outstanding Securities; provided, however, that the Securities will continue to be deemed to be "Outstanding" for purposes of Section 12.5 hereof and the other
                                              ------------
Sections of this Indenture referred to in clauses (a) and (b) below, and (ii) to have satisfied all their other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense and direction of the Company, will execute proper instruments acknowledging the same), except for the following which will survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in
Section 12.4 hereof and as more fully set forth in such Section, payments in
------------
respect of the principal of (and premium if any, on), interest and Liquidated Damages, if any, on such Securities when such payments are due (or at such time as the Securities would be subject to redemption at the option of the Company in accordance with this Indenture), (b) the respective obligations of the Company and the Subsidiary Guarantors under Sections 3.3, 3.5, 3.6, 3.9, 3.13, 5.8,
                                             ------------------------------
5.14, 6.6, 6.9, 6.10, 10.2, 10.3, 13.1 (to the extent it relates to the
--------------------------------------
foregoing Sections and this Article 12), 13.4 and 13.5 hereof, (c) the rights,
                            ----------   ----     ----
powers, trusts, duties and immunities of the Trustee hereunder, and (d) the obligations of the Company and the Subsidiary Guarantors under this Article 12.
                                                                    ----------
Subject to compliance with this Article 12, the Company may exercise its option
                                ----------
under this Section 12.2 notwithstanding the prior exercise of its option under
           ------------
Section 12.3 hereof with respect to the Securities.
------------

     12.3 COVENANT DEFEASANCE.

     Upon the Company's exercise under Section 12.1 hereof of the option
                                       ------------
applicable to this Section 12.3, the Company and each Subsidiary Guarantor will
                   ------------
be released from their respective obligations under any covenant contained in
Article 9, in Sections 10.5 - 10.20 and in Section 13.2 hereof with respect to
---------     ---------------------        ------------
the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities will thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but will continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and each Subsidiary Guarantor may omit to comply with and will have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply will not constitute a Default or an Event of Default under Section 5.1(c), 5.1(d), 5.1(e), 5.1(g) hereof, but, except as specified
      --------------------------------------
above, the remainder of this Indenture and such Securities will be unaffected thereby.

     12.4 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

     The following will be the conditions to application of either Section 12.2
                                                                   ------------
or 12.3 hereof to the Outstanding Securities:
-------

     (a) The Company or any Subsidiary Guarantor must irrevocably deposit or cause to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 hereof who will agree to comply with the provisions
                -----------
of this Article 12 applicable to it) as trust funds in trust for the purpose of
        ----------
making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in U.S. Dollars in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which will be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest and Liquidated Damages, if any, on the Outstanding Securities on the Stated Maturity thereof (or Redemption Date, if applicable), provided that the Trustee will have been irrevocably instructed in writing by the Company to apply such money or the proceeds of such U.S. Government Obligations to said payment with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.3 hereof, a notice of its election to
                                ------------
redeem all of the Outstanding Securities at a future date in accordance with
Article 13 hereof, which notice will be irrevocable. Such irrevocable redemption
----------
notice, if given, will be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (1) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the amount of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

     (b) No Default or Event of Default with respect to the Securities will have occurred and be continuing on the date of such deposit or, insofar as Sections
                                                                      --------
5.1(h) and 5.1(i) are concerned, at any time during the period ending on the
-----------------
91st day after the date of such deposit.

     (c) Such legal defeasance or covenant defeasance will not cause the Trustee to have a conflicting interest under this Indenture or the Trust Indenture Act with respect to any securities of the Company or any Subsidiary Guarantor.

     (d) Such legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument to which the Company or any Subsidiary Guarantor is a party or by which it is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit.

     (e) In the case of an election under Section 12.2 hereof the Company will
                                          ------------
have delivered to the Trustee an Opinion of Counsel stating that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of this Indenture there has been a change in the applicable federal income tax laws, in either case providing that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred (it being understood that (1) such Opinion of Counsel will also state that such ruling or applicable law is consistent with the conclusions reached in such Opinion of Counsel and (2) the Trustee will be under no obligation to investigate the basis of correctness of such ruling).

     (f) In the case of an election under Section 12.3 hereof, the Company will
                                          ------------
have delivered to the Trustee an Opinion of Counsel to the effect that the Holders or the Outstanding Securities will not recognize income or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred (in the case of Legal Defeasance, such opinion must refer to and be based upon a published ruling of the Internal Revenue Service or a change in applicable federal income tax laws).

     (g) The Company will have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent provided for relating to either the legal defeasance under Section
                                                                     -------
12.2 hereof or the covenant defeasance under Section 12.3 (as the case may be)
----                                         ------------
have been complied with.

     12.5 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

     Subject to the provisions of the last paragraph of Section 10.3 hereof, all
                                                        ------------
money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this
Section 12.5, the "Trustee") pursuant to Section 12.4 hereof in respect of the
------------                             ------------
Outstanding Securities will be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 12.4 hereof or the principal and interest received
                      ------------
in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Anything in this Article 12 to the contrary notwithstanding, the Trustee
                      ----------
will deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 12.4
                                                               ------------
hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article 12.
                                    ----------

     12.6 REINSTATEMENT.

     If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 12.5 hereof by reason of any order or judgment of any
                ------------
court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Securities will be revived and reinstated as though no deposit had occurred pursuant to Section 12.2 or 12.3 hereof, as the case may
                                    --------------------
be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.5 hereof; provided, however, that if
                              ------------
the Company or any Subsidiary Guarantor makes any payment of principal of (or premium if any, on), interest or Liquidated Damages, if any, on any Security following the reinstatement of its obligations, the Company or such Subsidiary Guarantor will be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE 13
                             SUBSIDIARY GUARANTEES

     13.1 UNCONDITIONAL GUARANTEE.

     Each Subsidiary Guarantor hereby unconditionally, jointly and severally, guarantees (each such guarantee being referred to herein as this "Subsidiary Guarantee," with all such guarantees being referred to herein as the "Subsidiary Guarantees") to each Holder of Securities authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the full and prompt performance of the Company's obligations under this Indenture and the Securities and that:

     (1) the principal of (and premium, if any, on), interest and Liquidated Damages, if any, on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

     (2) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity by acceleration or otherwise; subject however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 13.4 hereof.
   ------------

     Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder will, to the extent permitted by law be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waves, to the extent permitted by law, diligence, presentment, demand of payment, filing of claim with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect. Each Subsidiary Guarantor agrees it will not be entitled to enforce any right of subrogation in relation to the Holders in respect of any obligations guaranteed, hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand,
(a) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 7 hereof for the purposes of this Subsidiary Guarantee,
            ---------
notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article 7 hereof,
                                                             ---------
such obligations (whether or not due and payable) will forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Subsidiary Guarantee.

     13.2 SUBSIDIARY GUARANTOR MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

     (a)  Except as set forth in Article 8 hereof, nothing contained in this
                                 ---------
Indenture or in any of the Securities will prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or will prevent any sale, conveyance or other disposition of all or substantially all the Properties of a Subsidiary Guarantor to the Company or another Subsidiary Guarantor.

     (b)  Except as set forth in Article 8 hereof, nothing contained in this
                                 ----------
Indenture or in any of the Securities will prevent any consolidation or merger of a Subsidiary Guarantor with or into a Person other than the Company or another Subsidiary Guarantor (whether or not Affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors will be a party or parties, or will prevent any sale, conveyance or other disposition of all or substantially all the Properties of a Subsidiary Guarantor to a Person other than the Company or another Subsidiary Guarantor (whether or not Affiliated with the Subsidiary Guarantor) authorized to acquire and operate the same; provided, however, that
(a) immediately after such transaction, and giving effect thereto, no Default or Event of Default will have occurred as a result of such transaction and be continuing, (b) such transaction will not violate any of the covenants of Sections 10.1 - 10.19 hereof and (c) each Subsidiary Guarantor hereby covenants
---------------------
and agrees that, upon any such consolidation, merger, sale, conveyance or other disposition, such Subsidiary Guarantor's Subsidiary Guarantee set forth in this
Article 13 and in a notation to the Securities, and the due and punctual
----------
performance and observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, will be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in a merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by such Person formed by such consolidation, or into which the Subsidiary Guarantor will have merged, or by the Person that will have acquired such Property (except to the extent the following Section 13.3 would result in the release of such Subsidiary Guarantee,
          ------------
in which case such surviving Person or transferee of such Property will not have to execute any such supplemental indenture and will not have to assume such Subsidiary Guarantor's Subsidiary Guarantee). In the case of any such consolidation, merger, sale, conveyance or other disposition and upon the assumption by the successor Person, by supplemental indenture executed and delivered to the Trustee and satisfactory in form, to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor Person will succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as the initial Subsidiary Guarantor.

     13.3 RELEASE OF SUBSIDIARY GUARANTORS.

     Upon the sale or disposition (by merger or otherwise) of a Subsidiary Guarantor (or all or substantially all of its Properties) to a Person other than the Company or another Subsidiary Guarantor and pursuant to a transaction that is otherwise in compliance with the terms of this Indenture, including but not limited to the provisions of Section 13.2 hereof or pursuant to Article 8
                             ------------                       ---------
hereof, such Subsidiary Guarantor will be deemed released from its Subsidiary Guarantee and all related obligations under this Indenture; provided, however, that any such termination will occur only to the extent that all obligations of such Subsidiary Guarantor under all of its Guarantees of, and under all of its pledges of assets or other security interests which secure, other Indebtedness of the Company or any other Restricted Subsidiary will also terminate upon such sale or other disposition. The Trustee will deliver an appropriate instrument evidencing such release upon receipt of a Company Request accompanied by an Officers' Certificate and an Opinion of Counsel certifying that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture.

     Each Subsidiary Guarantor that is designated as an Unrestricted Subsidiary in accordance with the provisions of this Indenture will be released from its Subsidiary Guarantee and all related obligations under this Indenture for so long as it remains an Unrestricted Subsidiary. The Trustee will deliver an appropriate instrument evidencing such release upon its receipt of the Board Resolution designating such Subsidiary Guarantor as an Unrestricted Subsidiary.

     Notwithstanding any other provision of this Indenture, each Subsidiary Guarantor will be deemed released from its respective Subsidiary Guarantee and all related obligations under this Indenture in the event that all obligations of such Subsidiary Guarantor under the guarantee which resulted in the creation of such Subsidiary Guarantee will also terminate, except a termination, discharge or release of such guarantee by or as a result of, payment under such guarantee. The Trustee will deliver an appropriate instrument evidencing such release upon receipt of a Company Request accompanied by an Officer's Certificate and Opinion of Counsel certifying that all such obligations of such Subsidiary Guarantee have terminated.

     Any Subsidiary Guarantor not released in accordance with this Section 13.3
                                                                   ------------
will remain liable for the full amount of principal of (and premium, if any, on) and interest on the Securities as provided in this Article 13.
                                                   ----------

     13.4 LIMITATION OF SUBSIDIARY GUARANTORS' LIABILITY.

     Each Subsidiary Guarantor, and by its acceptance hereof each Holder, hereby confirm that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities (including, but not limited to, Guarantor Senior Indebtedness) of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to Section 13.5 hereof, result in the
                                        ------------
obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting such a fraudulent conveyance or fraudulent transfer. This Section
                                                                       -------
13.4 is for the benefit of the creditors of each Subsidiary Guarantor.
----

     13.5 CONTRIBUTION.

     In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under its Subsidiary Guarantee, such Funding Guarantor will be entitled to a contribution from each other Subsidiary Guarantor (if any) in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to its Subsidiary Guarantee.

     13.6 EXECUTION AND DELIVERY OF NOTATIONS OF SUBSIDIARY GUARANTEES.

     To evidence its Subsidiary Guarantee set forth in Section 13.1 hereof, each
                                                       ------------
Subsidiary Guarantor hereby agrees to execute the notations of Subsidiary Guarantees in substantially the form set forth in Exhibit A hereto to be
                                                  ---------
endorsed on all Securities ordered to be authenticated and delivered by the Trustee and each Subsidiary Guarantor agrees that this Indenture will be executed on behalf of such Subsidiary Guarantor by its President or one of its Vice Presidents. Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 13.1 hereof will remain in full force and effect
                       ------------
notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee. Each such notation of Subsidiary Guarantee will be signed on behalf of each Subsidiary Guarantor by its President or one of its Vice Presidents (each of whom will, in each case, have been duly authorized by all requisite corporate action) prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of such Subsidiary Guarantor. Such signatures upon the notation of Subsidiary Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Subsidiary Guarantee, and in case any such officer who will have signed the notation of Subsidiary Guarantee will cease to be such officer before the Security on which such notation of Subsidiary Guarantee is endorsed will have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the notation of Subsidiary Guarantee had not ceased to be such officer of the Subsidiary Guarantor.

     13.7 SEVERABILITY.

     In case any provision of this Subsidiary Guarantee will be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable will remain in effect, and the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

     13.8 SUBSIDIARY GUARANTEES SUBORDINATED TO GUARANTOR SENIOR INDEBTEDNESS.

     Each Subsidiary Guarantor covenants and agrees, and each Holder of a Security, by his acceptance of the Subsidiary Guarantees, likewise covenants and agrees, for the benefit of the holders, from time to time, of Guarantor Senior Indebtedness, that the payments by such Subsidiary Guarantor in respect of its Subsidiary Guarantee are subordinated and subject in right of payment, to the extent and in the manner provided in this Article 13, to the prior payment in
                                          ----------
full of all Guarantor Senior Indebtedness of such Subsidiary Guarantor, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed; provided, however, that the Subsidiary Guarantee of such Subsidiary Guarantor, the Indebtedness represented thereby and the payment of the principal of (and premium, if any, on) and the interest on the Securities pursuant to such Subsidiary Guarantee in all respects will rank pari passu with, or prior to, all existing and future unsecured indebtedness (including, without limitation, Indebtedness) of such Subsidiary Guarantor that is subordinated to its Guarantor Senior Indebtedness.

     This Article 13 will constitute a continuing offer to all Persons who, in
          ----------
reliance upon such provisions, become holders of, or continue to hold, Guarantor Senior Indebtedness, and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness, and such holders are made obligees hereunder and any of them may enforce such provisions.

     13.9 SUBSIDIARY GUARANTORS NOT TO MAKE PAYMENTS WITH RESPECT TO SUBSIDIARY GUARANTEES IN CERTAIN CIRCUMSTANCES.

     (a) No payment or distribution of any Property of any Subsidiary Guarantor of any kind or character (other than Permitted Guarantor Junior Securities) may be made by such Subsidiary Guarantor in respect of its Subsidiary Guarantee upon the happening of any default in respect of the payment or required prepayment of any of its Guarantor Senior Indebtedness when the same becomes due and payable (a "Subsidiary Guarantor Payment Default"), unless and until such Subsidiary Guarantor Payment Default will have been cured or waived in writing or will have ceased to exist or such Guarantor Senior Indebtedness will have been paid in full or otherwise discharged, after which such Subsidiary Guarantor will resume making any and all required payments in respect of its Subsidiary Guarantee, including any missed payments.

     (b) Upon the happening of any event (other than a Subsidiary Guarantor Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Specified Guarantor Senior Indebtedness (a "Subsidiary Guarantor Non-Payment Default"), and receipt by the applicable Subsidiary Guarantor and the Trustee of written notice thereof from one or more of the holders of such Specified Guarantor Senior Indebtedness or their representative (a "Subsidiary Guarantor Payment Notice"), then, unless and until such Subsidiary Guarantor Non-Payment Default will have been cured or waived in writing or will have ceased to exist or such Specified Guarantor Senior Indebtedness is paid in full or otherwise discharged or the holders (or a representative of the holders) of such Specified Guarantor Senior Indebtedness give their written approval, no payment or distribution will be made by such Subsidiary Guarantor in respect of its Subsidiary Guarantee (other than Permitted Guarantor Junior Securities); provided, however, that these provisions will not prevent the making of any payment for more than 179 days after a Subsidiary Guarantor Payment Notice will have been given after which such Subsidiary Guarantor will resume, (unless otherwise prohibited pursuant to the immediately preceding paragraph) making any and all required payments in respect of its Subsidiary Guarantee, including any missed payments. Notwithstanding the foregoing, not more than one Subsidiary Guarantor Payment Notice will be given with respect to any Subsidiary Guarantee within a period of 360 consecutive days. No Subsidiary Guarantor Non-payment Default that existed or was continuing on the date of delivery of any Subsidiary Guarantor Payment Notice with respect to the Specified Guarantor Senior Indebtedness initiating such Subsidiary Guarantor Payment Notice will be, or can be, made the basis for the commencement of a subsequent Subsidiary Guarantor Payment Notice with respect to such Subsidiary Guarantee.

     (c) In the event that, notwithstanding the foregoing, a Subsidiary Guarantor will make any payment in respect of its Subsidiary Guarantee to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 13.9, then and in such event such payment will be paid over and
     ------------
delivered forthwith to the Company. In the event that a Subsidiary Guarantor will make any payment in respect of its Subsidiary Guarantee to the Trustee, and the Trustee will receive written notice of a Subsidiary Guarantor Payment Default or a Subsidiary Guarantor Non-payment Default from one or more of the holders of Guarantor Senior Indebtedness (or their representative) prior to making any payment to Holders in respect of the Subsidiary Guarantee and prior to 11:00 a.m. Eastern Time, on the date which is two Business Days prior to the
              ------------
date upon which by the terms hereof any money may become payable for any purpose, such payments will be paid over by the Trustee and delivered forthwith to the Company. Each Subsidiary Guarantor will give prompt written notice to the Trustee of any default under any of its Guarantor Senior Indebtedness or under any agreement pursuant to which its Guarantor Senior Indebtedness may have been issued.

     13.10 SUBSIDIARY GUARANTEES SUBORDINATED TO PRIOR PAYMENT OF ALL GUARANTOR SENIOR INDEBTEDNESS UPON DISSOLUTION, ETC.

     Upon any distribution of Properties of any Subsidiary Guarantor or payment on behalf of a Subsidiary Guarantor in the event of any Insolvency or Liquidation Proceeding with respect to such Subsidiary Guarantor:

     (a) the holders of such Subsidiary Guarantor's Guarantor Senior Indebtedness will be entitled to reserve payment in full of such Guarantor Senior Indebtedness, or provision must be made for such payment, before the Holders are entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, property or securities (other than Permitted Guarantor Junior Securities), on account of any payment in respect of such Subsidiary Guarantor's Subsidiary Guarantee;

     (b) any direct or indirect payment or distribution of Properties of such Subsidiary Guarantor of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Guarantor Junior Securities), by set-off or otherwise, to which the Holders or the Trustee, on behalf of the Holders, would be entitled except for the provisions of this Article 13, will be paid by the Subsidiary Guarantor or by
                   ----------
any liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Guarantor Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Guarantor Indebtedness held or represented by each, to the extent necessary to make payment in full of all such Guarantor Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness; and

     (c)    in the event that, notwithstanding the foregoing provisions of this
Section 13.10, any direct or indirect payment or distribution of Properties of
-------------
such Subsidiary Guarantor of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Guarantor Junior Securities), will be received by the Trustee or the Holders before all such Guarantor Senior Indebtedness is paid in full or otherwise discharged, such Properties will be received and held in trust for and will be paid over to the holders of such Guarantor Senior Indebtedness remaining unpaid or their representatives, for application to the payment of such Guarantor Senior Indebtedness until all such Guarantor Senior Indebtedness will have been paid or provided for in full, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness.

     The Company or a Subsidiary Guarantor will give prompt written notice to the Trustee of the occurrence of any Insolvency or Liquidation Proceeding with respect to such Subsidiary Guarantor.

     13.11 HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF GUARANTOR SENIOR INDEBTEDNESS.

     After the payment in full of all Guarantor Senior Indebtedness of a Subsidiary Guarantor, the Holders will be subrogated (equally and ratably with the holders of all other Indebtedness of such Subsidiary Guarantor which by its express terms is subordinated to such Guarantor Senior Indebtedness to substantially the same extent as each Subsidiary Guarantee is so subordinated and which is entitled to the rights of subrogation as a result of payments made to the holders of such Guarantor Senior Indebtedness) to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property and securities of such Subsidiary Guarantor applicable to such Guarantor Senior Indebtedness until all amounts owing on the Securities will be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of such Guarantor Senior Indebtedness by or on behalf of such Subsidiary Guarantor or by or on behalf of the Holders by virtue of this Article 13 which otherwise would have been made to the Holders
                  ----------
will, as between such Subsidiary Guarantor, its creditors other than the holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Subsidiary Guarantor to or on amount of such Guarantor Senior Indebtedness, it being understood that the subordination provisions of this Article 13 are, and are intended solely for, the purpose of
                   ----------
defining the relative rights of the Holders, on the one hand, and the holders of Guarantor Senior Indebtedness, on the other hand.

     13.12  OBLIGATIONS OF SUBSIDIARY UNCONDITIONAL.

     Nothing contained in this Article 13 or elsewhere in this Indenture or in
                               ----------
any Security is intended to or will impair, as between the Subsidiary Guarantors and the Holders, the obligation of the Subsidiary Guarantors under the Subsidiary Guarantees, or is intended to or will affect the relative rights of the Holders and creditors of the Subsidiary Guarantors, nor will anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 13 of the holders of Guarantor Senior
                                  ----------
Indebtedness in respect of cash, property or securities of any Subsidiary Guarantor received upon the exercise of any such remedy. Upon any distribution of Properties of a Subsidiary Guarantor referred to in this Article 13, the
                                                            ----------
Trustee, subject to the provisions of Section 6.2 hereof, and the Holders of the
                                      -----------
Securities will be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of a trustee in bankruptcy, receivers, liquidating trustee, custodian, assignee for the benefit of creditors, or agent or other Person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the related Guarantor Senior Indebtedness and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 13.
                                                                     ----------

     13.13 TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

     The Trustee will not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee, unless it will have received at its Corporate Trust Office written notice thereof from a Subsidiary Guarantor or from one or more holders of Guarantor Senior Indebtedness or Specified Guarantor Senior Indebtedness, in the case of a Subsidiary Guarantor Non-payment Default, or from any representative thereof, and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), will be entitled to assume conclusively that no such facts exist. The Trustee will be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Guarantor Senior Indebtedness, or Specified Guarantor Senior Indebtedness, in the case of a Subsidiary Guarantor Non-payment Default (or a representative on behalf of such holder), to establish that such notice has been given by a holder of Guarantor Senior Indebtedness or Specified Guarantor Senior Indebtedness, in the case of a Subsidiary Guarantor Non-payment Default, or a representative on behalf of any such holder or holders.

     13.14  APPLICATION BY TRUSTEE OF MONEY DEPOSITED WITH IT.

     Except as provided in Article 14, any deposit of money by a Subsidiary
                           ----------
Guarantor with the Trustee or any Paying Agent (whether or not in trust) for any payment in respect of the related Subsidiary Guarantee will be subject to the provisions of Sections 13.8 - 13.11 hereof except that, if prior to 11:00 a.m.
              ---------------------
Eastern Time, on the date which is two Business Days prior to the date on which
------------
by the terms of this Indenture any such money may become payable for any purpose, the Trustee or, in the case of any such deposit of money with a Paying Agent, the Paying Agent will not have received with respect to such money the notice provided for in

Section 13.13 hereof, then the Trustee or such Paying Agent, as the case may be,
-------------
will have full power and authority to receive such money and to apply the same to the purpose for which it was received, and will not be affected by any notice to the contrary which may be received by it on or after 11:00 a.m. Eastern Time,
                                                                   ------------
two Business Days prior to such payment date. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article 13, the Trustee may
                                                ----------
request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 13, and if such evidence is not furnished, the Trustee may defer
     ----------
any payment to such Person pending judicial determination as to the right of such Person to receive such payments.

     The Trustee, however, will not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness but will have only such obligations to such holders as are expressly set forth in this Article 13.
                                                ----------

     13.15 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF SUBSIDIARY GUARANTORS OR HOLDERS OF GUARANTOR SENIOR INDEBTEDNESS.

     No right of any present or future holders of any Guarantor Senior Indebtedness of a Subsidiary Guarantor to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or any act or failure to act on the part of such Subsidiary Guarantor or by any act or failure to act by any such holder, or by any noncompliance by such Subsidiary Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the preceding paragraph of this Section, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination or other benefits provided in this Article 13, or the obligations hereunder of the
                          ----------
Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew, exchange, amend, increase or alter Guarantor Senior Indebtedness or the term of any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding or any liability of any obligor thereon (unless such change, extension or alteration results in such Indebtedness no longer being Guarantor Senior Indebtedness as defined in this Indenture); (ii) sell, exchange, release or otherwise deal with any Property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (iii) settle or compromise any Guarantor Senior Indebtedness or any liability of any Obligor thereon or release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

     13.16 HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SUBSIDIARY GUARANTEES.

     Each Holder, by his acceptance thereof, authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 13 and appoints the
                                                 ----------
Trustee as his attorney-in-fact for such purpose, including, in the event of any Insolvency or Liquidation Proceeding with respect to any Subsidiary Guarantor, the immediate filing of a claim for the unpaid balance of his Securities pursuant to the related Subsidiary Guarantee in the form required in said proceedings and the causing of said claim to be approved.

     13.17  RIGHT OF TRUSTEE TO HOLD GUARANTOR SENIOR INDEBTEDNESS.

     The Trustee will be entitled to all of the rights set forth in this Article
                                                                         -------
13 in respect of any Guarantor Senior Indebtedness at any time held by it to the
--
same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture will be construed to deprive the Trustee of any of its rights as such holder.

     13.18  ARTICLE XIII NOT TO PREVENT EVENTS OF DEFAULT.

     The failure to make a payment on account of the Subsidiary Guarantees by reason of any provision in this Article 13 will not be construed as preventing
                                ----------
the occurrence of an Event of Default under this Indenture.

     13.19  PAYMENT.

     For purposes of this Article 13, a payment with respect to any Subsidiary
                          ----------
Guarantor or with respect to principal of or interest on the Security or any Subsidiary Guarantee will include, without limitation, payment of principal of and interest on any Security, any depositing of funds under Article 14 hereof,
                                                            ----------
any payment on account of any repurchase or redemption of any Security and any payment or recovery on any claim (whether for rescission or damages and whether based on contract, tort, duty imposed by law, or any other theory of liability) relating to or arising out of the offer, sale or purchase of any Security.

                                  ARTICLE 14
                          SUBORDINATION OF SECURITIES

     14.1 SECURITIES SUBORDINATE TO SENIOR INDEBTEDNESS.

     The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness, that, to the extent and in the manner hereinafter set forth in this Article 14, the Indebtedness
                                         ----------
represented by the Securities and the payment of the principal of (and premium, if any, on) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article 14
                                                                     ----------
to the prior payment in full of all Senior Indebtedness, which will include borrowings under the Credit Facility, including Senior Indebtedness incurred after the date the Initial Securities are first issued, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed; provided, however, that the Securities, the Indebtedness represented thereby and the payment of the principal of (and premium, if any, on) and interest on the Securities in all respects will rank equally with, or prior to, all existing and future unsecured Indebtedness (including, without limitation, Indebtedness) of the Company that is subordinated to Senior Indebtedness.

     This Article 14 will constitute a continuing offer to all Persons who, in
          ----------
reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

     14.2 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     Upon any distribution of Properties of the Company or payment on behalf of the Company with respect to the Securities in the event of any Insolvency or Liquidation Proceeding with respect to the Company:

     (a) the holders of Senior Indebtedness will be entitled to receive payment in full in cash or cash equivalents of such Senior Indebtedness before the Holders of the Securities are entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities or from any defeasance trust created pursuant to Article 12 hereof) on account of principal of (or premium,
                    ----------
if any, on) or interest on the Securities or on account of the purchase or redemption or other acquisition of the Securities (including pursuant to an optional redemption, a Change of Control Offer or a Net Proceeds Offer); however, the consolidation or merger of the Company or its liquidation or dissolution following the conveyance, transfer, lease, or other disposition of all or substantially all the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis in compliance with Article 8
                                                                   ---------
shall not be deemed an insolvency or liquidation proceeding requiring the repayment of all of the Senior Indebtedness in full in cash or cash equivalents as a prerequisite to any payments being made to holders of Securities for the purposes of the subordination provisions of the Indenture.

     (b) any direct or indirect payment or distribution of Properties of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities or from any defeasance trust created pursuant to Article 12 hereof), by set-off or
                                              ----------
otherwise, to which the Holders or the Trustee, on behalf of the Holders, would be entitled but for the provisions of this Article 12 will be paid by the
                                           ----------
Company or by any liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or cash equivalents of all Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

     (c) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security will have received any payment or distribution of Properties of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, in respect of principal of (and premiums, if any, on) or interest on the Securities before all Senior Indebtedness is paid in full in cash or cash equivalents, then and in such event such payment or distribution (other than a payment or distribution in the form of Permitted Junior Securities or from any defeasance trust created pursuant to Article 12 hereof) will be paid over or delivered forthwith to the
            ----------
trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all its Properties to another Person or group of Affiliated Persons pursuant to, and in compliance with, the terms and conditions set forth in Article 8 hereof will not be deemed an Insolvency or Liquidation Proceeding
   ---------
(requiring the repayment of all Senior Indebtedness in full as a prerequisite to any payments being made to the Holders) for the purposes of this Section.

     14.3 SUSPENSION OF PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

     (a)  Unless Section 14.2 hereof will be applicable, upon (a) the occurrence
                 -------------
of a Payment Event of Default and (b) receipt by the Trustee of written notice of such occurrence, then no payment or distribution of any Properties of the Company of any kind or character (other than Permitted Junior Securities or from any defeasance trust created pursuant to Article 12 hereof) will be made by the
                                         ----------
Company on account of any principal of (or premium, if any, on) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities unless and until such Payment Event of Default will have been cured or waived in writing or will have ceased to exist or such Senior Indebtedness will have been paid in full in cash or cash equivalents or otherwise discharged, after which the Company will resume making any and all required payments in respect of the Securities, including any missed payments.

     (b)  Unless Section 14.2 hereof will be applicable, upon (a) the occurrence
                 ------------
of a Non payment Event of Default and (b) receipt by the Trustee and the Company of written notice of such occurrence from one or more of the holders of Specified Senior Indebtedness (or their representative), then no payment or distribution of any Properties of the Company of any kind or character (other than Permitted Junior Securities or from any defeasance trust created pursuant to Article 12 hereof) will be made by the Company on account of any principal of
   ----------
(or premium, if any, on) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities for the period specified below (the "Payment Blockage Period"). The Payment Blockage Period will commence upon the earlier of the dates of receipt by the Trustee or the Company of such notice (the "Payment Blockage Notice") from one or more of the holders of Specified Senior Indebtedness (or their representative) and will end on the earliest of (a) 179 days thereafter, (b) the date, as set forth in a written notice from the holders of the

Specified Senior Indebtedness (or their representative) to the Company or the Trustee, on which such Non-Payment Event of Default is cured, waived in writing or ceases to exist or such Specified Senior Indebtedness is discharged or (c) the date on which such Payment Blockage Period will have been terminated by written notice to the Company or the Trustee from one or more of the holders (or their representative) initiating such Payment Blockage Period, after which the Company will resume (unless otherwise prohibited pursuant to the immediately preceding paragraph) making any and all required payments in respect of the Securities, including any missed payments. In any event, not more than one Payment Blockage Period may be commenced during any period of 360 consecutive days. No Non-payment Event of Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee will be, or can be, made the basis for the commencement of a subsequent Payment Blockage Period.

     (c) In the event that, notwithstanding the foregoing, the Company will make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 14.3, then and in such event such payment
                             ------------
will be paid over and delivered forthwith to the Company. In the event that the Company will make any payment in respect of the Securities to the Trustee and the Trustee will receive written notice of a Payment Event of Default or a Non-payment Event of Default from one or more of the holders of Specified Senior Indebtedness (or their representative) prior to making any payment to Holders in respect of the Securities and prior to 11:00 a.m. Eastern Time, on the date
                                                  ------------
which is two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose, such payments will be paid over by the Trustee and delivered forthwith to the Company.

     14.4 PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article 14 or elsewhere in this Indenture or in
                               ----------
any of the Securities will prevent the Company, at any time except during the pendency of any Insolvency or Liquidation Proceeding referred to in Section 14.2
                                                                    ------------
hereof or under the conditions described in Section 14.3 hereof, from making
                                            ------------
payments at any time of principal of (and premium, if any, on) or interest on the Securities.

     14.5 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

     After the payment in full of all Senior Indebtedness, the Holders of the Securities will be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness to substantially the same extent as the Securities are so subordinated and which is entitled to like rights of subrogation as a result of the payments made to the holders of Senior Indebtedness) to the rights of the holders of Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to Senior Indebtedness until all amounts owing on the Securities will be paid in full in cash or cash equivalents. For purposes of such subrogation, no payment or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article 14 which otherwise would have been made to the
                          ----------
Holders will, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the

Securities, be decreed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

     14.6 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article 14 are, and are intended solely, for the
                            ----------
purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 14 or elsewhere in this Indenture or in the Securities
                  ----------
is intended to or will (i) impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any,
on) and interest on the Securities as and when the same will become due and payable in accordance with their terms; or (ii) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (iii) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 14 of the holders of Senior Indebtedness.
                           ----------

     14.7 TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 14 and appoints the
                                                 ----------
Trustee as his attorney-in-fact for any and all such purposes, including, in the event of any Insolvency or Liquidation Proceeding with respect to the Company, the immediate filing of a claim for the unpaid balance of his Securities pursuant to this Indenture in the form required in said proceedings and the causing of said claim to be approved.

     14.8 NO WAIVER OF SUBORDINATION PROVISION.

     (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     (b) Without in any way limiting the generality of paragraph (i) of this Section, the holders of any Senior Indebtedness, in accordance with the terms of the instrument or agreement evidencing their Senior Indebtedness, may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities, and without impairing or releasing the subordination or other benefits provided in this Article 14, or the obligations hereunder of the
                          ----------
Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew, exchange, amend, increase or alter, Senior Indebtedness or the terms of any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or any liability of any obligor thereon (unless such change, extension, amendment, increase or other alteration results in such Indebtedness no longer being Senior Indebtedness as defined in this Indenture); (b) sell, exchange, release or otherwise deal with any Property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) settle or compromise any Senior Indebtedness or any liability of any obligor thereon or release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

     14.9 NOTICE TO TRUSTEE.

     (a) The Company will give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this
Article 14 or any other provision of this Indenture, the Trustee will not be
----------
charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee will have received written notice thereof from the Company or one or more of the holders of Senior Indebtedness (or their representative), with respect to a Payment Default, or one or more of the holders of Specified Senior Indebtedness (or their representatives), with respect to a Non-payment Event of Default, or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), will be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee will not have received the notice provided for in this Section prior to 11:00 a.m. Eastern Time, on the
                                                        ------------
date which is two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee will have full power and authority to receive such money and to apply the same to the purpose for which such money was received and will not be affected by any notice to the contrary which may be received by it on or after 11:00 a.m. Eastern Time, two Business Days prior to such payment date.
           ------------

     (b) Subject to TIA Sections 315(a) through 315(d), the Trustee will be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 14, the Trustee may request such Person to furnish evidence to the
----------
reasonable satisfaction of the Trustee or the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 14.
                                                                     ----------

     14.10  RELIANCE OF JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT BANK.

     Upon any payment or distribution of assets of the Company referred to in this Article 14, the Trustee, subject to TIA Sections 315(a) through 315(d), and
     ----------
the Holders of the Securities will be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Insolvency or Liquidation Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 14.
                                                                     ----------

     14.11 RIGHTS OF TRUSTEE AS A HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity will be entitled to all the rights set forth in this Article 14 with respect to any Senior Indebtedness, which may
                  ----------
at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture will deprive the Trustee of any of its rights as such holder. Nothing in this Article 14 will apply to claims of,
                                           ----------
or payments to, the Trustee under or pursuant to Section 6.6 hereof.
                                                 -----------

     14.12  ARTICLE APPLICABLE TO PAYING AGENTS.

     In case at any time a Paying Agent other than the Trustee will have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 14 will in such case (unless the context otherwise
             ----------
requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 14 in addition to or in place of the Trustee; provided,
              ----------
however, that Section 14.11 hereof will not apply to the Company or any
              -------------
Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     14.13  NO SUSPENSION OF REMEDIES.

     Nothing contained in this Article 14 will limit the right of the Trustee or
                               ----------
the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article 5 hereof or to pursue any rights or remedies
                       ---------
hereunder or under applicable law, except as provided in Article 5 hereof.

     14.14  TRUST MONEY NOT SUBORDINATED.

     Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article
                                                                        -------
12 hereof by the Trustee (or other qualifying trustee) and which were deposited
--
in accordance with the terms of Article 12 hereof and not in violation of
Section 14.3 hereof for the payment of principal of (and premium, if any, on)
------------
and interest on the Securities will not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article
                                                                         -------
14, and none of the
--

Holders will be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

     14.15 TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS.

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                                  ARTICLE 15
                                 MISCELLANEOUS

     15.1  COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company or any Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or such Subsidiary Guarantor. as the case may be, will furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate and each such opinion will be in the form of an Officers' Certificate or an Opinion of Counsel, as applicable, and will comply with the requirements of this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture will include:

     (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions, contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     The certificates and opinions provided pursuant to this Section 15.1 and
                                                             ------------
the statements required by this Section 15.1 will comply in all respects with
                                ------------
TIA Sections 314(c) and (e).

     15.2 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon an officer's certificate, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     15.3 ACTS OF HOLDERS.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit will also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of holding the same, will be proved by the Security Register.

     (d) If the Company will solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company will have no obligation to do so. Notwithstanding TIA Section 316(c), such record date will be the record date specified in or pursuant to such Board Resolution, which will be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities will be computed as of such record date, provided that no such authorization, agreement or consent by the Holders on such record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security will bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     15.4 NOTICES, ETC. TO TRUSTEE, COMPANY AND SUBSIDIARY GUARANTORS.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with

     (a) the Trustee by any Holder or by the Company or any Subsidiary Guarantor will be sufficient for every purpose hereunder if made, given, furnished or filed in writing (in the English language) and delivered in person or mailed by certified or registered mail (return receipt requested) to the Trustee at its Corporate Trust Office; or

     (b) the Company or any Subsidiary Guarantor by the Trustee or by any Holder will be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing (in the English language) and delivered in person or mailed by certified or registered mail (return receipt requested) to the Company or such Subsidiary Guarantor, as applicable, addressed to it at the Company's principal office located at 1331 Lamar Street, Suite 1455, Houston, Texas 77010, or at any other address otherwise furnished in writing to the Trustee by the Company.

     15.5 NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice of any event to Holders by the Company, the Trustee or any Paying Agent, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing (in the English language) and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed will be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either herein or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Holders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it will be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as will be satisfactory to the Trustee will be deemed to be a sufficient giving of such notice for every purpose hereunder.

     15.6 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

     15.7 SUCCESSORS AND ASSIGNS.

     All caveats and agreements in this Indenture by the Company and the Subsidiary Guarantors will bind their respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture will bind its successor.

     15.8 SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Securities or the Subsidiary Guarantees will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby, and a Holder will have no claim therefor against any party hereto.

     15.9 BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, will give to any Person (other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, the Holders and, to the extent set forth in Section 13.4 hereof, creditors of Subsidiary Guarantors, the
                    ------------
holders of Senior Indebtedness and the holders of Guarantor Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

     15.10  GOVERNING LAW; TRUST INDENTURE ACT CONTROLS.

     (a) THIS INDENTURE, THE SUBSIDIARY GUARANTEES AND THE SECURITIES WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE COMPANY AND EACH SUBSIDIARY GUARANTOR IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE SUBSIDIARY GUARANTEES, AND THE COMPANY AND EACH SUBSIDIARY GUARANTOR IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED BY ANY SUCH COURT.

     (b) This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and will, to the extent applicable, be governed by such provisions. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 313(c) of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act section, such imposed duties or incorporated provision will control.

     15.11  LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security will not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities or the Subsidiary Guarantee) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; provided, however, that no interest will accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

     15.12  NO RECOURSE AGAINST OTHERS.

     A director, officer, employee, stockholder, incorporator or Affiliate, as such, past, present or future, of the Company or any Subsidiary Guarantor will not have any personal liability under the Securities or this Indenture by reason of his or its status as a director, officer, employee, stockholder, incorporator or Affiliate or any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting any of the Securities, waives and releases all such liability to the extent permitted by applicable law.

     15.13  DUPLICATE ORIGINALS.

     The parties may sign any number of copies or counterparts of this Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

     15.14  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                    ISSUER:

                                    MISSION RESOURCES CORPORATION

                                        /s/ Jonathan M. Clarkson
                                    By: ______________________________
                                         Name:  Jonathan M. Clarkson
                                         Title: President

                                    SUBSIDIARY GUARANTORS:

                                    PETROBELL, INC.


                                        /s/ Jonathan M. Clarkson
                                    By: ______________________________
                                         Name:  Jonathan M. Clarkson
                                         Title: President

                                    PAN AMERICAN ENERGY FINANCE CORP.


                                        /s/ Jonathan M. Clarkson
                                    By: ______________________________
                                         Name:  Jonathan M. Clarkson
                                         Title: President

                                    BARGO PETROLEUM CORPORATION


                                        /s/ Jonathan M. Clarkson
                                    By: ______________________________
                                         Name:  Jonathan M. Clarkson
                                         Title: President

                                    TRUSTEE:

                                    THE BANK OF NEW YORK


                                        /s/ Beata Hryniewicka
                                    By: ______________________________
                                         Name:  Beata Hryniewicka
                                         Title: Assistant Treasurer

                                  EXHIBIT A-1

                                (Face of Note)

[INSERT THE GLOBAL NOTE LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]


[INSERT THE PRIVATE PLACEMENT LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE].

                         MISSION RESOURCES CORPORATION

                10 % Senior Subordinated Note due 2007 Series B

No._____                                               $_________
                                              CUSIP No.__________

     Mission Resources Corporation, a Delaware corporation (herein called the "Company" which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [____________________] or registered assigns the principal sum of [______________] Dollars on April 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon, commencing on October 1, 2001 and continuing semiannually thereafter, on April 1 and October 1 in each year, from May 29, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 10?% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The Company also hereby promises to pay the Liquidated Damages, if any, payable pursuant to Section 3 of the Registration Rights Agreement on the same dates on which interest is payable as provided herein. The interest and Liquidated Damages, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which will be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest or Liquidated Damages not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, Liquidated Damages and (to the extent lawful) interest on such Defaulted Interest and Liquidated Damages at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Security Register at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any, on) and interest and Liquidated Damages, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest and Liquidated Damages, if any, may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address will appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        MISSION RESOURCES CORPORATION


[SEAL]                                  By:____________________________
                                             President

                                        Attested By:___________________
                                                     Secretary

                               (Reverse of Note)

     This Security is one of a duly authorized issue of securities of the Company designated as its 10 % Senior Subordinated Notes due 2007 [Series B] [Series C] (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to [$125,000,000] [$225,000,000], which may be issued under an indenture (herein called the "Indenture") dated as of May 29, 2001 between the Company, the initial Subsidiary Guarantors named therein and The Bank of New York (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (i) agrees to and will be bound by such provisions, (ii) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (iii) appoints the Trustee as his attorney-in-fact for such purpose.

     The Securities are subject to redemption, at the option of the Company, in whole or in part, at any time on or after April 1, 2002, upon not less than 30 nor more than 60 days' notice at the following Redemption Prices (expressed as percentages of principal amount) set forth below if redeemed during the 12-month period beginning April 1, of the years indicated below:

                                               Redemption
                              Year               Price
                    ------------------------   ----------

                    2002.....................   105.4375%
                    2003.....................   103.6250%
                    2004.....................   101.8125%
                    2005 and thereafter......     100.00%

together in the case of any such redemption with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.

     In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture will cease to bear interest from and after the Redemption Date. In the event of redemption or purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Securities do not have the benefit of any mandatory redemption or sinking fund obligations.

     In the event of a Change of Control of the Company, and subject to certain conditions and limitations provided in the Indenture, the Company will be obligated to make an offer to purchase, on a Business Day not more than 60 nor less than 30 days following the occurrence of a Change of Control of the Company, all of the then Outstanding Securities at a purchase price equal to 101% of the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the Change of Control Payment Date, all as provided in the Indenture.

     In the event of Asset Sales, under certain circumstances, the Company will be obligated to make a Net Proceeds Offer to purchase all or a specified portion of each Holder's Securities at a purchase price equal to 100% of the principal amount of the Securities, together with accrued and unpaid interest and Liquidated Damages, if any, to the Net Proceeds Payment Date.

     As set forth in the Indenture, an Event of Default is generally (i) failure to pay principal upon maturity, redemption or otherwise (including pursuant to a Change of Control Offer or a Net Proceeds Offer), (ii) default for 30 days in payment of interest on any of the Securities, (iii) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets or the failure to make or consummate a Change of Control Offer or a Net Proceeds Offer, (iv) failure for 60 days after notice of such failure to comply with any other covenants in the Indenture or the Securities, (v) certain payment defaults under, and the acceleration prior to the maturity of, certain Indebtedness of the Company or any Restricted Subsidiary (other than Non- Recourse Indebtedness) in an aggregate principal amount in excess of $10,000,000, (vi) the failure of any Subsidiary Guarantee to be in full force and effect or otherwise to be enforceable (except as permitted by the Indenture), (vii) certain final judgments or orders against the Company or any Restricted Subsidiary in an aggregate amount of more than $10,000,000 over the coverage under applicable insurance policies which remain unsatisfied and either become subject to commencement of enforcement proceedings or remain unstayed for a period of 60 days and (viii) certain events of bankruptcy, insolvency or reorganization of the Company or any Material Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Material Subsidiary, the principal amount of the Securities will become due and payable immediately without further action or notice, and (ii) in the case of an Event of Default which relates to certain payment defaults or acceleration with respect to certain Indebtedness, any Event of Default and any consequential acceleration of the Securities will be automatically rescinded if any such Indebtedness is repaid or if the default relating to such Indebtedness is cured or waived and if the holders thereof have accelerated such Indebtedness then such holders have rescinded their declaration of acceleration. No Holder may pursue any remedy under the Indenture unless the Trustee will have failed to act after notice from such Holder of an Event of Default and written request by Holders of at least 25% in aggregate principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the

Holder thereof. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file annual and quarterly reports with the Trustee as to the absence or existence of defaults.

     The Indenture contains provisions for (i) defeasance at any time of the entire indebtedness of the Company on this Security and (ii) discharge from certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to add or release any Subsidiary Guarantor pursuant to the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities and to make certain other specified changes and other changes that do not adversely affect the interests of any Holder in any material respect.

     No reference herein to the Indenture and no provision of this Security or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest and Liquidated Damages on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     No director, officer, employee, incorporator, stockholder or Affiliate of the Company or any Subsidiary Guarantor, as such, past, present or future, will have any personal liability under this Security or the Indenture by reason of his or its status as such director, officer, employee, incorporator, stockholder or Affiliate, or any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder, by accepting this Security with the notation of Subsidiary Guarantee endorsed hereon, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security with the notation of Subsidiary Guarantee endorsed hereon.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent will be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture will have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at 1331 Lamar, Suite 1455, Houston, Texas 77010.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

     Interest on this Security will be computed on the basis of a 360-day year comprised of twelve 30-day months.

     This Security will be governed by and construed in accordance with the laws of the State of New York.

                 (Form of Notation for Subsidiary Guarantees)

                             SUBSIDIARY GUARANTEES

     Subject to the limitations set forth in the Indenture, the initial Subsidiary Guarantors and, if any, all additional Subsidiary Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each being hereinafter referred to as a "Subsidiary Guarantor," which term includes any additional or successor Subsidiary Guarantor under the Indenture) have, jointly and severally, unconditionally guaranteed (a) the due and punctual payment of the principal of (and premium, if any) and interest, and Liquidated Damages, if any, on the Securities, whether at maturity, acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, and Liquidated Damages on the Securities, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

     The obligations of each Subsidiary Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee will be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

     The obligations of the Subsidiary Guarantors to the Holders or the Trustee pursuant to the Subsidiary Guarantees and the Indenture are expressly subordinate to all Guarantor Senior Indebtedness to the extent set forth in
Article 13 of the Indenture and reference is made to such Indenture for the
----------
precise terms of such subordination.

     No stockholder, officer, director, employee, incorporator or Affiliate as such, past, present or future, of any Subsidiary Guarantor will have any personal liability under its Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director, employee, incorporator or Affiliate, or any liability for any obligations of any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation.

     Any Subsidiary Guarantor may be released from its Subsidiary Guarantee upon the terms and subject to the conditions provided in the Indenture.

     All terms used in this notation of Subsidiary Guarantee which are defined in the Indenture referred to in this Security upon which this notation of Subsidiary Guarantees is endorsed will have the meanings assigned to them in such Indenture.

     The Subsidiary Guarantees will be binding upon the Subsidiary Guarantors and will inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee respecting the Security upon which the foregoing Subsidiary Guarantees are noted, the rights and privileges herein conferred upon that party will automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

     The Subsidiary Guarantees will not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which the foregoing Subsidiary Guarantees are noted will have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                          BELLWETHER INTERNATIONAL INCORPORATED

                                          ______________________________________
                                          By:___________________________________
                                          Name:
                                          Title:


                                          PETROBELL, INC.


                                          ______________________________________
                                          By:___________________________________
                                          Name::
                                          Title:



                                          PAN AMERICAN ENERGY FINANCE CORP.


                                          ______________________________________
                                          By:___________________________________
                                          Name:
                                          Title:

                                            BARGO PETROLEUM CORPORATION


                                            ___________________________
                                            By:________________________
                                            Name::
                                            Title:


                                            BLACK HAWK OIL COMPANY


                                            ___________________________
                                            By:________________________
                                            Name::
                                            Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities referred to in the within mentioned
Indenture.

Dated:_____________                       THE BANK OF NEW YORK
                                          as Trustee

                                          By: ________________________________
                                                   Authorized Signatory

                                Assignment Form

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date: ___________

                  Your signature: ______________________________________________
                  (Sign exactly as your name appears on the face of this Note)

                  Tax Identification No.: ______________________________________

                  SIGNATURE GUARANTEE:

                  ___________________________

                  Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       Option of Holder to Elect Purchase

          If you want to elect to have this Security purchased by the Company pursuant to Section 10.16 or 10.17 of the Indenture, check the box below:

          [_] Section 10.16           [_] Section 10.17

          If you want to elect to have only part of the Security purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $________

Date: _______________

                    Your signature: ____________________________________________
                    (Sign exactly as your name appears on the face of this Note)

                    Tax Identification No.:_____________________________________

                    SIGNATURE GUARANTEE:

                    _____________________

                    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

         SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE/(1)/ 1


          The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Security, or exchanges of a part of another Global Note or Definitive Security for an interest in this Global Note, have been made:

                                                    Principal
                  Amount of                         Amount
                  decrease in     Amount of         of this Global   Signature of
                  Principal       increase          Note             authorized
                  Amount          in Principal      following such   officer
                  of this Global  Amount of this    decrease (or     of Trustee or
Date of Exchange  Note            Global Note       increase)        custodian
----------------  --------------  --------------    --------------   -------------






____________________

/(1)/  This should be included only if the Note is issued in global form.

                                  EXHIBIT A-2

                 (Face of Regulation S Temporary Global Note)

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

     THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED
            -----------
IN WHOLE BUT NOT IN PART PURSUANT TO  SECTION 3.5(a) OF THE INDENTURE, (III)
                                     ---------------
THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
SECTION 3.10 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A
------------
SUCCESSOR DEPOSITARY WITH THE PRIOR

WRITTEN CONSENT OF THE COMPANY.

     THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS NOTE IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A INSIDE THE UNITED STATES, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THIS TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                         MISSION RESOURCES CORPORATION

              10 7/8% Senior Subordinated Note due 2007 Series B

No. _____                                                             $_________

                                                             CUSIP No. _________

     Mission Resources Corporation, a Delaware corporation (herein called the "Company" which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [____________________] or registered assigns the principal sum of [______________] Dollars on April 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon, commencing on October 1, 2001 and continuing semiannually thereafter, on April 1 and October 1 in each year, from May 29, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 10?% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The Company also hereby promises to pay the Liquidated Damages, if any, payable pursuant to Section 3 of the Registration Rights Agreement on the same dates on which interest is payable as provided herein. The interest and Liquidated Damages, if any, so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which will be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest or Liquidated Damages not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, Liquidated Damages and (to the extent lawful) interest on such Defaulted Interest and Liquidated Damages at the rate borne by the Securities, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered on the Security Register at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any, on) and interest and Liquidated Damages, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest and Liquidated Damages, if any, may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address will appear on the Security Register.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security will not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                             MISSION RESOURCES CORPORATION


[SEAL]                                       By:________________________________
                                                      President

                                             Attested By:  ___________________
                                                             Secretary

                               (Reverse of Note)

     This Security is one of a duly authorized issue of securities of the Company designated as its 10?% Senior Subordinated Notes due 2007 [Series B] [Series C] (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to [$125,000,000] [$225,000,000], which may be issued under an indenture (herein called the "Indenture") dated as of May 29, 2001 between the Company, the initial Subsidiary Guarantors named therein and The Bank of New York (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Security is issued subject to such provisions. Each Holder of this Security, by accepting the same, (i) agrees to and will be bound by such provisions, (ii) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (iii) appoints the Trustee as his attorney-in-fact for such purpose.

     The Securities are subject to redemption, at the option of the Company, in whole or in part, at any time on or after April 1, 2002, upon not less than 30 nor more than 60 days' notice at the following Redemption Prices (expressed as percentages of principal amount) set forth below if redeemed during the 12-month period beginning April 1, of the years indicated below:

                                                      Redemption
                                  Year                   Price
                     -------------------------------  ----------

                     2002...........................  105.4375%
                     2003...........................  103.6250%
                     2004...........................  101.8125%
                     2005 and thereafter............    100.00%

together in the case of any such redemption with accrued and unpaid interest and Liquidated Damages, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.

     In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture will cease to bear interest from and after the Redemption Date. In the event of redemption or purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     The Securities do not have the benefit of any mandatory redemption or sinking fund obligations.

     In the event of a Change of Control of the Company, and subject to certain conditions and limitations provided in the Indenture, the Company will be obligated to make an offer to purchase, on a Business Day not more than 60 nor less than 30 days following the occurrence of a Change of Control of the Company, all of the then Outstanding Securities at a purchase price equal to 101% of the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the Change of Control Payment Date, all as provided in the Indenture.

     In the event of Asset Sales, under certain circumstances, the Company will be obligated to make a Net Proceeds Offer to purchase all or a specified portion of each Holder's Securities at a purchase price equal to 100% of the principal amount of the Securities, together with accrued and unpaid interest and Liquidated Damages, if any, to the Net Proceeds Payment Date.

     As set forth in the Indenture, an Event of Default is generally (i) failure to pay principal upon maturity, redemption or otherwise (including pursuant to a Change of Control Offer or a Net Proceeds Offer), (ii) default for 30 days in payment of interest on any of the Securities, (iii) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets or the failure to make or consummate a Change of Control Offer or a Net Proceeds Offer, (iv) failure for 60 days after notice of such failure to comply with any other covenants in the Indenture or the Securities, (v) certain payment defaults under, and the acceleration prior to the maturity of, certain Indebtedness of the Company or any Restricted Subsidiary (other than Non- Recourse Indebtedness) in an aggregate principal amount in excess of $10,000,000, (vi) the failure of any Subsidiary Guarantee to be in full force and effect or otherwise to be enforceable (except as permitted by the Indenture), (vii) certain final judgments or orders against the Company or any Restricted Subsidiary in an aggregate amount of more than $10,000,000 over the coverage under applicable insurance policies which remain unsatisfied and either become subject to commencement of enforcement proceedings or remain unstayed for a period of 60 days and (viii) certain events of bankruptcy, insolvency or reorganization of the Company or any Material Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Material Subsidiary, the principal amount of the Securities will become due and payable immediately without further action or notice, and (ii) in the case of an Event of Default which relates to certain payment defaults or acceleration with respect to certain Indebtedness, any Event of Default and any consequential acceleration of the Securities will be automatically rescinded if any such Indebtedness is repaid or if the default relating to such Indebtedness is cured or waived and if the holders thereof have accelerated such Indebtedness then such holders have rescinded their declaration of acceleration. No Holder may pursue any remedy under the Indenture unless the Trustee will have failed to act after notice from such Holder of an Event of Default and written request by Holders of at least 25% in aggregate principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power.

The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file annual and quarterly reports with the Trustee as to the absence or existence of defaults.

     The Indenture contains provisions for (i) defeasance at any time of the entire indebtedness of the Company on this Security and (ii) discharge from certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange here for or in lieu hereof whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to add or release any Subsidiary Guarantor pursuant to the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities and to make certain other specified changes and other changes that do not adversely affect the interests of any Holder in any material respect.

     No reference herein to the Indenture and no provision of this Security or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest and Liquidated Damages on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     No director, officer, employee, incorporator, stockholder or Affiliate of the Company or any Subsidiary Guarantor, as such, past, present or future, will have any personal liability under this Security or the Indenture by reason of his or its status as such director, officer, employee, incorporator, stockholder or Affiliate, or any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder, by accepting this Security with the notation of Subsidiary Guarantee endorsed hereon, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security with the notation of Subsidiary Guarantee endorsed hereon.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent will be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture will have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at 1331 Lamar, Suite 1455, Houston, Texas 77010.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

     Interest on this Security will be computed on the basis of a 360-day year comprised of twelve 30-day months.

     This Security will be governed by and construed in accordance with the laws of the State of New York.

                 (Form of Notation for Subsidiary Guarantees)

                             SUBSIDIARY GUARANTEES

     Subject to the limitations set forth in the Indenture, the initial Subsidiary Guarantors and, if any, all additional Subsidiary Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each being hereinafter referred to as a "Subsidiary Guarantor," which term includes any additional or successor Subsidiary Guarantor under the Indenture) have, jointly and severally, unconditionally guaranteed (a) the due and punctual payment of the principal of (and premium, if any) and interest, and Liquidated Damages, if any, on the Securities, whether at maturity, acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, and Liquidated Damages on the Securities, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

     The obligations of each Subsidiary Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee will be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

     The obligations of the Subsidiary Guarantors to the Holders or the Trustee pursuant to the Subsidiary Guarantees and the Indenture are expressly subordinate to all Guarantor Senior Indebtedness to the extent set forth in
Article 13 of the Indenture and reference is made to such Indenture for the
----------
precise terms of such subordination.

     No stockholder, officer, director, employee, incorporator or Affiliate as such, past, present or future, of any Subsidiary Guarantor will have any personal liability under its Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director, employee, incorporator or Affiliate, or any liability for any obligations of any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation.

     Any Subsidiary Guarantor may be released from its Subsidiary Guarantee upon the terms and subject to the conditions provided in the Indenture.

     All terms used in this notation of Subsidiary Guarantee which are defined in the Indenture referred to in this Security upon which this notation of Subsidiary Guarantees is endorsed will have the meanings assigned to them in such Indenture.

     The Subsidiary Guarantees will be binding upon the Subsidiary Guarantors and will inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee respecting the Security upon which the foregoing Subsidiary Guarantees are noted, the rights and privileges herein conferred upon that party will automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

     The Subsidiary Guarantees will not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which the foregoing Subsidiary Guarantees are noted will have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                   BELLWETHER INTERNATIONAL
                                      INCORPORATED

                                   _________________________________
                                   By:______________________________
                                   Name:
                                   Title:



                                   PETROBELL, INC.



                                   _________________________________
                                   By:______________________________
                                   Name:
                                   Title:


                                   PAN AMERICAN ENERGY FINANCE CORP.



                                   _________________________________
                                   By:______________________________
                                   Name:
                                   Title:

                                   BARGO PETROLEUM CORPORATION



                                   _________________________________
                                   By:______________________________
                                   Name:
                                   Title:


                                   BLACK HAWK OIL COMPANY



                                   _________________________________
                                   By:______________________________
                                   Name:
                                   Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities referred to in the within mentioned
Indenture.

Dated:_____________           THE BANK OF NEW YORK
                              as Trustee

                              By: ______________________________________
                                         Authorized Signatory

                                Assignment Form

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.


________________________________________________________________________________

Date:  ___________
                                Your signature:_________________________________
                                (Sign exactly as your name appears on the face of this Note)

                                Tax Identification No.:


                                SIGNATURE GUARANTEE:

                                ____________________

                                Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                      Option of Holder to Elect Purchase

          If you want to elect to have this Note purchased by the Company pursuant to Section 10.16 or 10.17 of the Indenture, check the box below:

          [_] Section 10.16           [_] Section 10.17

          If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of the Indenture, state the amount you elect to have purchased: $________

Date: _________________

                                Your signature:_______________________________
                                (Sign exactly as your name appears on the face of this Note)

                                Tax Identification No.:

                                SIGNATURE GUARANTEE:

                                ____________________

                                Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

        SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY THE GLOBAL NOTE

          The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or of other Restricted Global Notes for an interest in this Regulation S Temporary Global Note, have been made:

                      Amount of                                  Principal Amount
                      decrease in        Amount of               of this Global          Signature of
                      Principal          increase                Note                    authorized
                      Amount             in Principal            following such          officer
Date of               of this Global     Amount of this          decrease (or            of Trustee or
Exchange              Note               Global Note             increase                custodian
------------------    ----------------   --------------------    --------------------    ---------------

                                   EXHIBIT B
                        FORM OF CERTIFICATE OF TRANSFER

Mission Resources Corporation
1331 Lamar, Suite 1455
Houston, Texas  77010-3039
Attention: Chief Financial Officer

The Bank of New York
101 Barclay Street, 21W
New York New York  10286
Attention: Corporate Trust Administration

          Re:  10 7/8% Senior Subordinated Notes due 2007 Series B
                     ---------------------------------------------

          Reference is hereby made to the Indenture, dated as of May 29, 2001 (the "Indenture"), among Mission Resources Corporation (the "Company"), the subsidiary guarantors party thereto and The Bank of New York as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          __________________ (the "Transferor") owns and proposes to transfer the Securities or interest in such Securities specified in Annex A hereto, in the principal amount of $_______ in such Securities or interests (the "Transfer"), to ______________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [_] Check if Transferee will take delivery of a beneficial interest in the
       ----------------------------------------------------------------------
144A Global Note or a Definitive Security Pursuant to Rule 144A. The Transfer is
---------------------------------------------------------------
being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Security and in the Indenture and the Securities Act.

2. [_] Check if Transferee will take delivery of a beneficial interest in the
       ----------------------------------------------------------------------
Temporary Regulation S Global Note, the Regulation S Global Note or a Definitive
--------------------------------------------------------------------------------
Security pursuant to Regulation S. The Transfer is being effected pursuant to
---------------------------------
and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Temporary Regulation S Global Note and/or the Definitive Security and in the Indenture and the Securities Act.

3. [_] Check and complete if Transferee will take delivery of a beneficial
       -------------------------------------------------------------------
interest in the IAI Global Note or a Definitive Security pursuant to any
------------------------------------------------------------------------
provision of the Securities Act other than Rule 144A or Regulation S. The
--------------------------------------------------------------------
Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

        (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

        (b) [_] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

        (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

        (d) [_] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Securities and the requirements of the exemption claimed, which certification is supported by ( 1) a certificate executed by the Transferee and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Definitive Securities and in the Indenture and the Securities Act.

4. [_] Check if Transferee will take delivery of a beneficial interest in an
       ---------------------------------------------------------------------
Unrestricted Global Note or of an Unrestricted Definitive Security.
------------------------------------------------------------------

        (a) [_] Check if Transfer is Pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Securities and in the Indenture.

        (b) [_] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Securities and in the Indenture.

        (c) [_] Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Securities and in the Indenture.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                             __________________________
                                             [Insert Name of Transferor]

                                             By:_______________________
                                                Name:
                                                Title:
Dated: _____, ____

                      ANNEX A TO CERTIFICATE OF TRANSFER

1.  The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a)  [_] a beneficial interest in the:

          (i)    [_] 144A Global Note (CUSIP _____), or

          (ii)   [_] Regulation S Global Note (CUSIP _____), or

          (iii)  [_] IAI Global Note (CUSIP _____); or

     (b)  [_] a Restricted Definitive Security.

2.  After the Transfer the Transferee will hold:

                                  [CHECK ONE]

     (a)  [_] a beneficial interest in the:

          (i)    [_] 144A Global Note (CUSIP _____), or

          (ii)   [_] Regulation S Global Note (CUSIP _____), or

          (iii)  [_] a IAI Global Note (CUSIP _____), or

          (iv)   [_] Unrestricted Global Note (CUSIP _____); or

     (b)  [_] a Restricted Definitive Security; or

     (c)  [_] an Unrestricted Definitive Security,

          in accordance with the terms of the Indenture.

                                   EXHIBIT C
                        FORM OF CERTIFICATE OF EXCHANGE

Mission Resources Corporation
1331 Lamar, Suite 1455
Houston, Texas 77010-3039
Attention: Chief Financial Officer

The Bank of New York
101 Barclay Street, 21W
New York New York 10286
Attention: Corporate Trust Administration

          Re: 10 7/8 % Senior Subordinated Notes due 2007 Series B
                    ----------------------------------------------

                         (CUSIP ____________________)

          Reference is hereby made to the Indenture, dated as of May 29, 2001 (the "Indenture"), among Mission Resources Corporation (the "Company"), the subsidiary guarantors party thereto and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          ________________ (the "Owner") owns and proposes to exchange the Securities or interest in such Securities specified herein, in the principal amount of $______ in such Securities or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Securities or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Securities or Beneficial Interests in an Unrestricted Global Note

          (a) [_] Check if Exchange is from beneficial interest in a Restricted
                  -------------------------------------------------------------
Global Note to beneficial interest in an Unrestricted Global Note. In connection
-----------------------------------------------------------------
with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) [_] Check if Exchange is from beneficial interest in a Restricted
                  -------------------------------------------------------------
Global Note to Unrestricted Definitive Security. In connection with the Exchange
-----------------------------------------------
of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) [_] Check if Exchange is from Restricted Definitive Security to
                  -----------------------------------------------------------
beneficial interest in an Unrestricted Global Security. In connection with the
------------------------------------------------------
Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) [_] Check if Exchange is from Restricted Definitive Security to
                  -----------------------------------------------------------
Unrestricted Definitive Security. In connection with the Owner's Exchange of a
--------------------------------
Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Securities or Beneficial Interests in Restricted Global Notes for Restricted Definitive Securities or Beneficial Interests in Restricted Global Notes

          (a) [_] Check if Exchange is from beneficial interest in a Restricted
                  -------------------------------------------------------------
Global Note to Restricted Definitive Security. In connection with the Exchange
---------------------------------------------
of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

          (b) [_] Check if Exchange is from Restricted Definitive Security to
                  -----------------------------------------------------------
beneficial interest in a Restricted Global Note. In connection with the Exchange
-----------------------------------------------
of the Owner's Restricted Definitive Security for a beneficial interest in the [CHECK ONE] [_] 144A Global Note, [_] Regulation S Global Note, [_] IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                              _____________________
                              [Insert Name of Owner]

                              By:___________________
                              Name:
                              Title:

Dated:_______, ___